SCHEDULE 14A
(Rule 14a-101)
INFORMATION REQUIRED IN PROXY STATEMENT
SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities
Exchange Act of 1934

Filed by the Registrant [X]
Filed by a Party other than the Registrant [   ]

Check the appropriate box:

[ ]	Preliminary Proxy Statement
[ ]	Confidential, For Use of the Commission Only
(as permitted by Rule 14a-6(e)(2))
[X]	Definitive Proxy Statement
[ ]	Definitive Additional Materials
[ ]	Soliciting Material Pursuant to Section 240.14a-11(c) of Section 240.14a-12

CELGENE CORPORATION
(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant

Payment of Filing Fee (Check the appropriate box):

[X]	No fee required.

[ ]	Fee computed on the table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which transaction applies:
	(2)	Aggregate number of securities to which transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

	(1)	Amount Previously Paid:

	(2)	Form, Schedule or Registration Statement No.:

	(3)	Filing Party:

	(4)	Date Filed:

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

May 4, 2008

Dear Stockholder:

     On behalf of the Board of Directors, I cordially invite you to attend the 2008 Annual Meeting of Stockholders, or the Annual Meeting, of Celgene Corporation. The Annual Meeting will be held on June 18, 2008, beginning at 1:00 p.m. Eastern Time at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901. The formal Notice of Annual Meeting is set forth in the enclosed material.

     The matters expected to be acted upon at the meeting are described in the attached Proxy Statement. During the meeting, stockholders will have the opportunity to ask questions and comment on our business operations.

     This year, we are pleased to be using the Securities and Exchange Commission rule that allows companies to furnish their proxy materials over the Internet. As a result, we are mailing to our stockholders a notice instead of a paper copy of this Proxy Statement and a proxy card. The notice contains instructions on how to access those documents over the Internet. The notice also contains instructions on how each of those stockholders can receive a paper copy of our proxy materials, including this Proxy Statement and a form of proxy card. We believe this new process will conserve natural resources and reduce the costs of printing and distributing our proxy materials.

     It is important that your views be represented whether or not you are able to be present at the Annual Meeting. You may cast your vote by signing and dating the enclosed proxy card and promptly returning it in the provided return envelope. No postage is required if this envelope is mailed in the United States. You have the option to cast your vote in person at the Annual Meeting on June 18, 2008. You also have the option of voting your proxy via the Internet at www.proxyvote.com or by calling toll free via a touch-tone phone at 800-690-6903. You may vote via telephone or the Internet up until 11:59 p.m. Eastern Time on June 17, 2008.

     We appreciate your investment in Celgene and urge you to return your proxy card as soon as possible.

Sincerely,

Sol J. Barer, Ph.D.
Chairman of the Board and
Chief Executive Officer

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

_______________________

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
_______________________

     The Annual Meeting of Stockholders, or the Annual Meeting, of CELGENE CORPORATION will be held at the offices of Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901 on June 18, 2008, beginning at 1:00 p.m. Eastern Time for the following purposes:

1.	to elect nine directors;

2.	to ratify the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008;

3.	to approve the amendment and restatement of our 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan); and

4.	to transact any such other business as may properly come before the Annual Meeting and at any adjournment or postponement thereof.

     The Board of Directors has fixed the close of business on April 22, 2008 as the record date for determining stockholders entitled to notice of and to vote at the Annual Meeting.

By order of the Board of Directors,

Sol J. Barer, Ph.D.
Chairman of the Board and
Chief Executive Officer

May 4, 2008

YOUR VOTE IS IMPORTANT

Please vote via the Internet or telephone.
Internet: www.proxyvote.com
Phone: 800-690-6903
- - - - - - - - - - - - - - - - - - - - - - - - -
If you request a proxy card, please mark, sign and date the proxy card when received and return it promptly in the self-addressed, stamped envelope we will provide.

CELGENE CORPORATION
86 Morris Avenue
Summit, New Jersey 07901

__________________

PROXY STATEMENT
__________________

     This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors for the annual meeting of stockholders (which we refer to as the Annual Meeting) of Celgene Corporation, a Delaware corporation, to be held on June 18, 2008, and at any adjournment or postponement thereof. The proxy materials include this proxy statement for the Annual Meeting and a form of proxy card. When we refer to our fiscal year, we mean the 12-month period ending December 31 of the stated year (for example, fiscal 2007 is January 1, 2007 through December 31, 2007).

Electronic Notice and Mailing

     Pursuant to new rules promulgated by the Securities and Exchange Commission, or the SEC, we are making our proxy materials available to you on the Internet. Accordingly, we will mail a Notice of Internet Availability of proxy materials (which we refer to as the Notice of Internet Availability) to the beneficial owners of our common stock, par value $0.01 per share, or Common Stock on or about May 4, 2008. From the date of the mailing of the Notice of Internet Availability until the conclusion of the Annual Meeting, all beneficial owners will have the ability to access all of the proxy materials at www.proxyvote.com. All stockholders will have an opportunity to request a paper or e-mail delivery of these proxy materials.

     The Notice of Internet Availability will contain:

  the date, time and location of the Annual Meeting, the matters to be acted upon at the Annual Meeting and the Board of Directors’ recommendation with regard to each matter;

  the Internet address that will enable access to the proxy materials;

  a comprehensive listing of all proxy materials available on the website;

  a toll-free phone number, e-mail address and Internet address for requesting either paper or e-mail delivery of proxy materials;

  the last reasonable date a stockholder can request materials and expect them to be delivered prior to the meeting; and

  instructions on how to access the proxy card.

     You may also request a paper or e-mail delivery of the proxy materials on or before the date provided in the Notice of Internet Availability by calling 1-800-579-1639. We will fill your request within three business days. You will also have the option to establish delivery preferences that will be applicable for all your future mailings.

Record Date and Voting Securities

     Only stockholders of record at the close of business on April 22, 2008, the record date for the Annual Meeting, or the Record Date, will be entitled to notice of and to vote at the Annual Meeting. On the Record Date we had outstanding 435,754,523 shares of Common Stock, which are our only securities entitled to vote at the Annual Meeting, each share being entitled to one vote.

How to Vote

     Stockholders of record (that is, stockholders who hold their shares in their own name) can vote any one of four ways:

     (1) By Internet: Go to the website www.proxyvote.com to vote via the Internet. You will need to follow the instructions on your proxy card and the website. If you vote via the Internet, you may incur telephone and Internet access charges.

     (2) By Telephone: Call the toll-free number 1-800-690-6903 to vote by telephone. You will need to follow the instructions on your proxy card and the voice prompts.

     (3) By Mail: If you prefer, you can contact us to obtain copies of all proxy materials, including proxy cards, by calling 1-800-579-1639, or by mail: Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901. If you contact us to request a proxy card, please mark, sign and date the proxy card and return it promptly in the self-addressed, stamped envelope, that we will provide. If you sign and return your proxy card but do not give voting instructions, the shares represented by that proxy will be voted as recommended by the Board of Directors.

     (4) In Person: You can attend the Annual Meeting, or send a personal representative with an appropriate proxy, to vote by ballot. Please note that only record or beneficial owners of Common Stock or their proxies may attend the Annual Meeting in person. When you arrive at the Annual Meeting, you must present photo identification, such as a driver’s license. Beneficial owners must also provide evidence of stock holdings, such as a recent brokerage account or bank statement.

     If you vote via the Internet or by telephone, your electronic vote authorizes the named proxies in the same manner as if you signed, dated and returned your proxy card. If you vote via the Internet or by telephone, do not mail a proxy card.

     If your shares are held in the name of a bank, broker or other holder of record (that is, “street name”), you will receive instructions from the holder of record that you must follow in order for your shares to be voted. Internet and telephone voting also will be offered to stockholders owning shares through most banks and brokers.

Revocability of Proxies

     Stockholders who execute proxies may revoke them by giving written notice to our Chief Executive Officer at any time before such proxies are voted. Attendance at the Annual Meeting shall not have the effect of revoking a proxy unless the stockholder so attending shall, in writing, so notify the Secretary of the Annual Meeting at any time prior to the voting of the proxy at the Annual Meeting.

Other Matters

     The Board of Directors does not know of any matter that is expected to be presented for consideration at the Annual Meeting, other than the election of directors; the ratification of the appointment of our independent registered public accounting firm for the current fiscal year; and the adoption of the amended and restated 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan). However, if other matters properly come before the Annual Meeting, the persons named in the accompanying proxy intend to vote thereon in accordance with their judgment.

Solicitation Expenses

     We will bear the cost of the Annual Meeting and the cost of soliciting proxies, including the cost of mailing the proxy material. In addition to solicitation by mail, our directors, officers and regular employees (who will not be specifically compensated for such services) may solicit proxies by telephone or otherwise. Arrangements will be made with brokerage houses and other custodians, nominees and fiduciaries to forward proxies and proxy material to their principals, and we will reimburse them for their expenses. In addition, we have retained Broadridge Financial Solutions, or Broadridge, to assist in the mailing, collection, and administration of the proxy. Broadridge’s fee is estimated to be $150,000 plus reasonable out-of-pocket expenses.

Voting Procedures; Abstentions

     All proxies received pursuant to this solicitation will be voted except as to matters where authority to vote is specifically withheld and, where a choice is specified as to the proposal, they will be voted in accordance with such specification. If no instructions are given, the persons named in the proxy solicited by our Board of Directors intend to vote FOR the nominees for election of our directors listed herein, FOR the ratification of the appointment of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008 and FOR the amendment and restatement of our 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan).

     A majority of the outstanding shares of Common Stock entitled to vote on the Record Date, whether present in person or represented by proxy, will constitute a quorum for the transaction of business at the Annual Meeting and any adjournment or postponement thereof. Abstentions and broker non-votes (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons eligible to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be counted as present or represented for purposes of establishing a quorum for the transaction of business.

     Abstentions and broker non-votes will have no effect on the election of directors, which is by plurality of the votes cast in person or by proxy.

     Abstentions and broker non-votes will have no effect on the proposed (i) amendment and restatement of our 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan) and (ii) ratification of the appointment of KPMG LLP as our independent registered public accounting firm, as each of these items requires the affirmative vote of a majority of shares of Common Stock cast in person or by proxy.

     All shares of Common Stock as set forth in this Proxy Statement have been adjusted to reflect the three-for-one-split we declared and paid on April 14, 2000, or the 2000 Split; the two-for-one-split we declared and paid on October 22, 2004, or the 2004 Split; and the two-for-one-split we declared on February 17, 2006 and paid on February 24, 2006, or the 2006 Split. The 2000 Split, the 2004 Split and the 2006 Split are collectively referred to as the Splits.

MATTERS TO COME BEFORE THE ANNUAL MEETING

PROPOSAL ONE: ELECTION OF DIRECTORS

Nominees

     At the Annual Meeting, nine directors, who have been nominated by the Nominating and Governance Committee (referred to as the Nominating Committee), are to be elected, each to hold office (subject to our Bylaws) until the next annual meeting and until his or her successor has been elected and qualified. All of the nominees for director currently serve as directors and, other than Ernest Mario, Ph.D., were elected by the stockholders at the 2007 Annual Meeting. Richard C.E. Morgan, who has served as one of our directors since 1987, is not standing for re-election at the Annual Meeting. In that connection, the Board of Directors has determined to decrease the number of directors from ten to nine, effective at the Annual Meeting.

     Each nominee has consented to being named as a nominee in this Proxy Statement and to serve if elected. If any nominee listed in the table below should become unavailable for any reason, which the Board of Directors does not anticipate, the proxy will be voted for any substitute nominee or nominees who may be selected by the Board of Directors prior to or at the Annual Meeting, or, if no substitute is selected by the Board of Directors prior to or at the Annual Meeting, for a motion to reduce the membership of the Board of Directors to the number of nominees available. Directors will be elected by an affirmative vote of a plurality of the votes cast at the Annual Meeting in person or by proxy. There are no family relationships between any of our directors and executive officers. The information concerning the nominees and their security holdings has been furnished by them to us.

Name	Age	Position
Sol J. Barer, Ph.D.	61	Chief Executive Officer and Chairman of the Board
Robert J. Hugin	53	President, Chief Operating Officer and Director
Michael D. Casey	62	Director
Rodman L. Drake	65	Director
Arthur Hull Hayes, Jr., M.D.	74	Director
Gilla Kaplan, Ph.D.	61	Director
James J. Loughlin	65	Director
Ernest Mario, Ph.D.	70	Director
Walter L. Robb, Ph.D.	80	Director

     Sol J. Barer, Ph.D. has served as our Chief Executive Officer since May 1, 2006. Immediately prior, Dr. Barer served as our President, an office he held since October 1993, and as our Chief Operating Officer, an office he held since March 1994. Dr. Barer has served as the Chairman of our Board of Directors since January 2, 2007 and, since March 1994, has served as one of our directors. He is also the Chairman of the Executive Committee of our Board of Directors. Dr. Barer was Senior Vice President—Science and Technology and Vice President/General Manager—Chiral Products from October 1990 to October 1993 and our Vice President—Technology from September 1987 to October 1990. Dr. Barer received a Ph.D. in organic chemistry from Rutgers University and is on the Rutgers Graduate School Dean’s Advisory Council (Founding Chair) and the Rutgers Bioscience Commercialization Advisory Board. Dr. Barer is also a director of Semorex, Inc. and the Pharmaceutical Research and Manufacturers of America (PhRMA), and serves on the Board of Trustees of the Biotechnology Council of New Jersey and the Board of the Brooklyn College Foundation. Dr. Barer previously served as Commissioner of the New Jersey Commission on Science and Technology.

     Robert J. Hugin has served as our Chief Operating Officer and President since May 1, 2006. He served as our Senior Vice President and Chief Financial Officer from June 1999 until May 1, 2006. Mr. Hugin has served as one of our directors since December 2001. Previously, Mr. Hugin had been a Managing Director at J.P. Morgan & Co. Inc., which he joined in 1985. Mr. Hugin received an A.B. degree from Princeton University and an M.B.A. from the University of Virginia. Mr. Hugin is also a director of The Medicines Company, Atlantic Health System, Inc., a non-profit health care system, and Family Promise, a national nonprofit network assisting homeless families.

     Michael D. Casey has served as one of our directors since August 2002, is Chairman of the Nominating Committee, and serves on the Executive Committee as of December 2006 and, since April 19, 2006, the Management Compensation and Development Committee (referred to as the Compensation Committee), of our Board of Directors. He became our lead independent director on June 12, 2007. Mr. Casey was a member of the Audit Committee from August 2002 through December 2006. From September 1997 to February 2002, Mr. Casey served as the Chairman, President, Chief Executive Officer and a director of Matrix Pharmaceutical, Inc. From November 1995 to September 1997, Mr. Casey was Executive Vice President at Schein Pharmaceutical, Inc. In December 1996, he was appointed President of the retail and specialty products division of Schein. From June 1993 to November 1995, he served as President and Chief Operating Officer of Genetic Therapy, Inc. Mr. Casey was President of McNeil Pharmaceutical (a unit of Johnson & Johnson) from 1989 to June 1993 and Vice President, Sales and Marketing for Ortho Pharmaceutical Corp. (a subsidiary of Johnson & Johnson) from 1985 to 1989. Mr. Casey is also a director of Allos Therapeutics, Inc., Durect Corp. and AVI BioPharma.

     Rodman L. Drake has served as one of our directors since April 19, 2006 and as a member of the Nominating Committee and the Compensation Committee of our Board of Directors. Since January 2002, Mr. Drake has been Managing Director of Baringo Capital LLC, a private equity group he co-founded. From November 1997 to January 2002, Mr. Drake was president of Continuation Investments Group Inc., a private equity firm. Prior to that, Mr. Drake was co-chairman of the KMR Power Company and Chief Executive Officer and Managing Director of Cresap McCormick and Paget, a leading management consulting firm, and served as President of the Mandrake Group, a consulting firm specializing in strategy and organizational design. He is a member of the boards of directors of Student Loan Corporation, Jackson Hewitt, Apex Silver Corporation, Crystal River Capital and the Animal Medical Center of New York. He is the Chairman of the Hyperion Brookfield Funds and a Trustee of the Columbia Atlantic Funds. Mr. Drake received his B.A. degree from Yale University and his M.B.A. from Harvard Business School.

     Arthur Hull Hayes, Jr., M.D. has served as one of our directors since 1995 and is a member of the Audit Committee of our Board of Directors. Dr. Hayes was President and Chief Operating Officer of MediScience Associates, a consulting organization that works with pharmaceutical firms, biomedical companies and foreign governments, from July 1991 through December 2005, and clinical professor of medicine and pharmacology at the Pennsylvania State University College of Medicine, from 1981 to 2004. From 1986 to 1990, Dr. Hayes was President and Chief Executive Officer of E.M. Pharmaceuticals, a unit of E. Merck AG, and from 1981 to 1983 was Commissioner of the U.S. Food and Drug Administration. Dr. Hayes is also a director of Myriad Genetics, Inc., QuantRx Biomedical Corporation and Tapestry, Inc.

     Gilla Kaplan, Ph.D. has served as one of our directors since April 1998 and is a member of the Audit Committee of our Board of Directors. Dr. Kaplan is head of the Laboratory of Mycobacterial Immunity and Pathogenesis at The Public Health Research Institute Center at the University of Medicine and Dentistry of New Jersey in Newark, New Jersey, where she was appointed full Member in 2002. Dr. Kaplan also was appointed, in 2005, Professor of Medicine at the University of Medicine and Dentistry of New Jersey. Previously, Dr. Kaplan was an immunologist in the Laboratory at Cellular Physiology and Immunology at The Rockefeller University in New York where she was an Associate Professor.

     James J. Loughlin has served as one of our directors since January 8, 2007 and is a member of the Audit Committee of our Board of Directors. Mr. Loughlin served as the National Director of the Pharmaceuticals Practice at KPMG, including a five-year term as member of the Board of Directors of KPMG LLP. Additionally, Mr. Loughlin served as Chairman of the Pension and Investment Committee of the KPMG Board from 1995 through 2001. He also served as Partner in charge of Human Resources, Chairman of the Personnel and Professional Development Committee, Secretary and Trustee of the Peat Marwick Foundation and a member of the Pension, Operating and Strategic Planning Committees. Mr. Loughlin is a director of Alfacell Corporation and Datascope Corporation.

     Ernest Mario, Ph.D. was appointed by a majority of the Board of Directors on August 22, 2007 and serves on the Nominating Committee of our Board of Directors. Dr. Mario is a former Deputy Chairman and Chief Executive of Glaxo Holdings plc. and a former Chairman and Chief Executive Officer of ALZA Corporation. Dr. Mario has been a Director of Boston Scientific since October 2001 and is currently Chairman of Pharmaceutical Product Development. From 2003 to 2007, he was Chairman and Chief Executive of Reliant Pharmaceuticals. Dr. Mario was recently appointed the Chief Executive Officer of Capnia, Inc. A former Trustee of Duke University, he serves on the Board of the Duke University Health System. He is a past Chairman of the American Foundation for Pharmaceutical Education and serves as an advisor to the pharmacy schools at the University of Maryland, the University of Rhode Island and The Ernest Mario School of Pharmacy at Rutgers University. Dr. Mario is the recipient of the 2007 Remington Honor Medal, which is the highest recognition given by the American Pharmacists Association.

     Walter L. Robb, Ph.D. has served as one of our directors since 1992 and is the Chairman of the Audit Committee of our Board of Directors. He has been a private consultant and President of Vantage Management Inc., a consulting and investor services company, since January 1993. Dr. Robb was Senior Vice President for Corporate Research and Development of General Electric Company, and a member of its Corporate Executive Council from 1986 to December 1992. Dr. Robb is Chairman of the Board of Directors of Capital District Sports. He is also a director of Mechanical Technology, Inc., a public company, and several private companies.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY
RECOMMENDS A VOTE FOR THE ELECTION OF EACH NOMINEE.

Security Ownership of Certain Beneficial Owners and Management

     The table below sets forth the beneficial ownership of Common Stock as of March 15, 2008 by (i) each director, (ii) each named executive officer (as defined below), (iii) all of our directors and named executive officers as a group and (iv) all persons known by the Board of Directors to be beneficial owners of more than five percent of the outstanding shares of Common Stock. Shares of Common Stock subject to warrants and/or options that are currently exercisable or exercisable within 60 days of March 15, 2008 are deemed outstanding for computing the ownership percentage of the stockholder holding such warrants and/or options, but are not deemed outstanding for computing the ownership percentage of any other stockholder. Unless otherwise noted, the address of each stockholder is Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.

Name and Address	Amount and Nature		Percent
of Beneficial Ownership	of Beneficial Ownership		of Class
Sol J. Barer, Ph.D.	4,457,216	(1)(2)(3)	1.0%
Robert J. Hugin	3,168,416	(1)(2)(4)	*
David W. Gryska	166,295	(1)(2)	*
Aart Brouwer	478,500	(1)(2)	*
Graham Burton, MBBS, FRCP	377,415	(1)(2)	*
Michael D. Casey	202,500	(1)	*
Rodman L. Drake	28,500	(1)	*
Arthur Hull Hayes, Jr., M.D.	202,500	(1)	*
Gilla Kaplan, Ph.D.	342,500	(1)	*
James J. Loughlin	9,750	(1)	*
Ernest Mario, Ph.D.	10,000	(1)	*
Richard C.E. Morgan	511,993	(1)(5)	*
Walter L. Robb, Ph.D.	315,548	(1)	*
All our directors and current executive officers as a group (13 persons)	10,271,133	(6)	2.4%
FMR LLC (“FMR”)	40,637,359	(7)	9.3%
82 Devonshire Street
Boston, MA 02109
Janus Capital Management LLC (“Janus Capital”)	39,394,059	(8)	9.0%
151 Detroit Street
Denver, CO 80206
AXA Financial, Inc. (“AXA Financial”)	19,922,533	(9)	4.6%
1290 Avenue of the Americas
New York, NY 10104
____________________

*	Less than one percent (1%)

(1)	Includes shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of warrants and/or options within 60 days of March 15, 2008 as follows: Sol J. Barer – 3,512,146; Robert J. Hugin – 2,871,774; David W. Gryska – 166,250; Aart Brouwer – 378,500; Graham Burton – 322,513; Michael D. Casey – 202,500; Rodman L. Drake –25,000; Arthur Hull Hayes, Jr. – 202,500; Gilla Kaplan – 342,500; James J. Loughlin – 8,750; Ernest Mario – 0; Richard C.E. Morgan – 37,500; and Walter L. Robb – 252,500. Shares of Common Stock underlying options and/or warrants are deemed outstanding and beneficially owned by such director or executive officer if such options and/or warrants may be exercised within 60 days of March 15, 2008, regardless of whether such exercise is actually effected.

Does not include shares of Common Stock that the directors and executive officers have the right to acquire through the exercise of options not exercisable within 60 days of March 15, 2008, as follows: Sol J. Barer -0-; Robert J. Hugin -0-; David W. Gryska -0-; Aart Brouwer -0-; Graham Burton -0-; Michael D. Casey – 18,500; Rodman L. Drake – 28,500; Arthur Hull Hayes, Jr. – 18,500; Gilla Kaplan – 18,500; James J. Loughlin – 33,500; Ernest Mario – 38,875; Richard C.E. Morgan – 18,500; and Walter L. Robb – 18,500.

Pursuant to the 1998 Stock Incentive Plan, options granted to employees (including executive officers) are immediately exercisable, whether or not they are subject to a vesting schedule (with the shares of Common Stock acquired upon exercise to be held until fully vested); thus executive officers have the right to exercise all options granted within 60 days of March 15, 2008 (and shares underlying all such options are included in the executive officer’s beneficial ownership reported in the above table). Options granted to non-employee directors under the Directors’ Incentive Plan are not immediately exercisable; thus certain options as indicated above that are subject to vesting may not be exercised within 60 days of March 15, 2008 (and shares underlying such options are not included in the applicable director’s beneficial ownership amount).

(2)	Includes shares of Common Stock reflecting matching contributions under our 401(k) Plan in which the named executive officers will vest within 60 days of March 15, 2008.

(3)	Includes with respect to Dr. Barer (i) 25,824 shares owned by a family foundation of which Dr. Barer is a trustee, (ii) 135,848 shares of Common Stock underlying options that are exercisable within 60 days of March 15, 2008 held by the Sol Barer 2006 Grantor Retained Annuity Trust, (iii) 408,337 shares of Common Stock underlying options that are exercisable within 60 days of March 15, 2008 held by the Sol Barer 2008 Grantor Retained Annuity Trust, and (iv) 398,523 shares of Common Stock underlying options that are exercisable within 60 days of March 15, 2008 held by the Meryl Barer 2008 Grantor Retained Annuity Trust. Meryl Barer is Dr. Barer’s spouse. Dr. Barer disclaims beneficial ownership over shares of Common Stock underlying options held by Meryl Barer’s 2008 Grantor Retained Annuity Trust.

(4)	Includes with respect to Mr. Hugin 83,857 shares owned by a family foundation of which Mr. Hugin is a trustee and an aggregate 4,800 shares owned by Mr. Hugin’s children.

(5)	Includes with respect to Mr. Morgan a variable forward arrangement for up to 392,253 shares that will settle on August 11, 2008.

(6)	Includes or excludes, as the case may be, shares of Common Stock as indicated in the preceding footnotes and shares of Common Stock subject to options that are currently exercisable or exercisable within 60 days of March 15, 2008.

(7)	Information regarding FMR was obtained from a Schedule 13G/A, filed by FMR with the SEC on February 14, 2008. Fidelity Management & Research Company (“Fidelity”), a wholly owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 40,286,834 shares of Common Stock, as a result of acting as an investment adviser to various investment companies. Each of Edward C. Johnson III, FMR’s Chairman, and FMR, through its control of Fidelity, and the investment companies has sole power to dispose of 40,286,834 shares of Common Stock. Strategic Advisers, Inc., a wholly owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 5,611 shares of Common Stock, as a result of its service as an investment advisor to individuals. Fidelity International Limited (“FIL”), an investment manager to various non-U.S. investment companies, is the beneficial owner of 54,694 shares of Common Stock. Mr. Johnson is the Chairman of FIL, and through partnerships controlled predominantly by members of his family or trusts for their benefit, has the power to vote approximately 47% of FIL voting stock. Pyramis Global Advisors, LLC, an indirect wholly-owned subsidiary of FMR and an investment adviser registered under Section 203 of the Investment Advisers Act of 1940, is the beneficial owner of 20,100 shares of Common Stock, as a result of its service as an investment manager to various institutional accounts, non-U.S. mutual funds or investment companies. Pyramis Global Advisors Trust Company, an indirect wholly owned subsidiary of FMR and a bank as defined in Section 3(a)(6) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, is the beneficial owner of 270,120 shares of Common Stock, as a result of its serving as investment manager of institutional accounts owning such shares. As a result of the above relationships, FMR beneficially owns 40,637,359 shares of Common Stock, and has sole dispositive power over all 40,637,359 shares and sole voting power over 351,304 of such shares.

(8)	Information regarding Janus Capital was obtained from a Schedule 13G/A, filed by Janus Capital with the SEC on February 14, 2008. Such Schedule 13G/A reflects that Janus Capital has an indirect 86.5% ownership stake in Enhanced Investment Technologies LLC (“Intech”) and an indirect 30% ownership stake in Perkins, Wolf, McDonnell and Company, LLC (“Perkins Wolf”). Due to the above ownership structure, holdings for Janus Capital, Perkins Wolf and Intech were aggregated for purposes of the Janus Capital Schedule 13G/A. Janus Capital, Perkins Wolf and Intech are registered investment advisers, each furnishing investment advice to various investment companies registered under the Investment Company Act of 1940 and to individual and institutional clients (collectively referred to herein as “Managed Portfolios”). As a result of its role as an investment adviser or sub-adviser to the Managed Portfolios, Janus Capital may be deemed to be the beneficial owner of 32,794,720 shares of Common Stock held by such Managed Portfolios. As a result of its role as investment adviser or sub-adviser to the Managed Portfolios, Intech may be deemed to be the beneficial owner of 6,599,339 shares of Common Stock held by such Managed Portfolios. Janus Capital has sole voting power and dispositive power over 32,794,720 shares of Common Stock and shared voting and dispositive power over 6,599,339 shares of Common Stock with Intech.

(9)	Information regarding AXA Financial was obtained from a Schedule 13G, filed by AXA Financial with the SEC on February 14, 2008. Such Schedule 13G reflects that a majority of the shares reported are held by unaffiliated third-party client accounts managed by Alliance Capital Management L.P., a majority-owned subsidiary of AXA Financial, as investment advisor. This Schedule 13G was jointly filed by AXA Financial; AXA, which owns AXA Financial; and each of AXA Assurances I.A.R.D Mutuelle, AXA Assurances Vie Mutuelle, AXA Courtage Assurance Mutuelle (collectively the “Mutuelles AXA”), which as a group control AXA. The address of Mutelles is 26, rue Drouot, 75009 Paris, France. The address of AXA is 25, avenue Matignon, 75008 Paris.According to such Schedule 13G, (i) AXA Investment Managers Paris (France), an AXA entity, is the beneficial owner of 16,322 shares and has sole voting power over 16,322 shares, shared voting power over 0 shares, sole dispositive power over 16,322 shares, and shared dispositive power over 0 shares, (ii) AXA Konzern AG (Germany), an AXA entity, is the beneficial owner of 600 shares and has sole voting power over 600 shares, shared voting power over 0 shares, sole dispositive power over 600 shares, and shared dispositive power over 0 shares, (iii) AXA Rosenberg Investment Management LLC, an AXA entity, is the beneficial owner of 23,680 shares and has sole voting power over 12,905 shares, shared voting power over 0 shares, sole dispositive power over 23,680 shares, and shared dispositive power over 0 shares, (iv) AXA Framlington, an AXA entity, is the beneficial owner of 405,000 shares and has sole voting power over 405,000 shares, shared voting power over 0 shares, sole dispositive power over 405,000 shares, and shared dispositive power over 0 shares, (v) AXA Financial is the beneficial owner of 0 shares and has sole voting power over 0 shares, shared voting power over 0 shares, sole dispositive power over 0 shares, and shared dispositive power over 0 shares, (vi) Alliance Bernstein L.P., a subsidiary of AXA Financial, is the beneficial owner of 19,137,951 shares and has sole voting power over 12,398,388 shares, shared voting power over 2,537,399 shares, sole dispositive power over 19,128,148 shares, and shared dispositive power over 9,803 shares, and (vii) AXA Equitable Life Insurance Company, a subsidiary of AXA Financial, is the beneficial owner of 338,980 shares and has sole voting power over 317,480 shares, shared voting power over 0 shares, sole dispositive power over 338,980 shares, and shared dispositive power over 0 shares. The AXA reporting persons’ Schedule 13G filed on February 14, 2008 reflected beneficial ownership of 5.2% based on our outstanding shares of Common Stock as of such date. The above beneficial ownership table reflects ownership of 4.6% based on our outstanding shares of Common Sock as of March 15, 2008.

Board Independence

     No director will be deemed to be independent unless the Board of Directors affirmatively determines that the director has no material relationship with us, directly or as an officer, stockholder or partner of an organization that has such a relationship. The Board of Directors observes all criteria for independence established by the Nasdaq Stock Market, or Nasdaq, under its applicable Marketplace Rules. In its annual review of director independence, the Board of Directors has determined that all of our non-employee directors, and a majority of all of our directors, may be classified as “independent” within the meaning of Rule 4200 of the Nasdaq Marketplace Rules. Executive sessions of our independent directors are convened at least twice a year in conjunction with regularly scheduled Board of Directors meetings.

Board Meetings; Committees and Membership

     The Board of Directors held seven meetings during 2007. During 2007, each of the directors then in office attended more than 75% of the aggregate of (i) the total number of meetings of the Board of Directors and (ii) the total number of meetings of all committees of the Board on which such director served, except Arthur Hull Hayes, Jr. Our policy is to encourage our Board members to attend all annual meetings and any special meeting of stockholders. All of our directors attended the 2007 Annual Meeting of stockholders.

     We maintain the following committees of the Board of Directors: the Executive Committee, the Compensation Committee, the Nominating Committee and the Audit Committee. Except for the Executive Committee, each committee is comprised entirely of directors who may be classified as “independent” within the meaning of Rule 4200 of the Nasdaq Marketplace Rules. Other than the Executive Committee, each committee acts pursuant to a separate written charter, and each such charter has been adopted and approved by the Board of Directors. A copy of the Amended and Restated Audit Committee Charter, the Compensation Committee Charter and the Nominating Committee Charter are available on our website at http://www.celgene.com by choosing the “Investor Relations” link then clicking on the “Corporate Governance” section.

     The Executive Committee

     The Executive Committee’s current members are Dr. Sol J. Barer, (Chairman), Richard C.E. Morgan and Michael D. Casey. As stated above, Mr. Morgan is not standing for re-election at the Annual Meeting. The Executive Committee did not meet in 2007. The Executive Committee has and may exercise all of the powers and authority of our full Board of Directors, subject to certain exceptions.

     The Compensation Committee

     The Compensation Committee’s current members are Richard C.E. Morgan (Chairman), Michael D. Casey and, since December 6, 2007, Rodman L. Drake. As stated above, Mr. Morgan is not standing for re-election at the Annual Meeting. The Compensation Committee held six meetings during 2007. The Compensation Committee annually reviews the total compensation package for all executive officers, including the Chief Executive Officer; considers modification of existing compensation and benefit programs and the adoption of new plans; administers the plans and reviews the compensation of non-employee members of the Board of Directors. The Compensation Committee has (i) the full power and authority to interpret the provisions and supervise the administration of our 1986 Stock Option Plan, the Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan, the Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan, our 1992 Long-Term Incentive Plan, our 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive

Plan), and, since our acquisition of Pharmion Corporation on March 7, 2008, the Pharmion Corporation 2000 Stock Incentive Plan, (ii) the full power and authority to administer and interpret our nonqualified deferred compensation plan and (iii) the authority to review all matters relating to our personnel.

     The Nominating Committee

     The Nominating Committee’s current members are Michael D. Casey (Chairman), Rodman L. Drake and, since August 22, 2007, Ernest Mario, Ph.D. The Nominating Committee held three meetings in 2007. The Nominating Committee determines the criteria for nominating new directors, recommends to the Board of Directors candidates for nomination to the Board of Directors and oversees the evaluation of the Board of Directors. The Nominating Committee’s process to identify and evaluate candidates for nomination to the Board of Directors includes consideration of candidates for nomination to the Board of Directors recommended by stockholders. Such stockholder recommendations must be delivered to our Corporate Secretary, together with the information required to be filed in a Proxy Statement with the SEC regarding director nominees, and each such nominee must consent to serve as a director if elected, no later than the deadline for submission of stockholder proposals as set forth in our Bylaws and under the section of this Proxy Statement entitled “Stockholder Nominations.” In considering and evaluating such stockholder proposals that have been properly submitted, the Nominating Committee will apply substantially the same criteria that the Nominating Committee believes must be met by a Nominating Committee-recommended nominee as described below. To date, we have not received any recommendations from stockholders requesting that the Nominating Committee consider a candidate for inclusion among the Nominating Committee’s slate of nominees in our Proxy Statement.

     In addition, certain identification and disclosure rules apply to director candidate proposals submitted to the Nominating Committee by any single stockholder or group of stockholders that has beneficially owned more than five percent of Common Stock for at least one year, referred to as a Qualified Stockholder Proposal. If the Nominating Committee receives a Qualified Stockholder Proposal with the necessary notice, information and consent provisions as referenced above, the Proxy Statement to which the Qualified Stock Proposal referred will disclose the name of the proposed candidate and the stockholder (or stockholder group) who recommended the candidate and will also disclose whether or not the Nominating Committee chose to nominate the proposed candidate. However, no such disclosure will be made without the written consent of both the stockholder (or stockholder group) and the proposed candidate to be so identified. The procedures described in this paragraph are meant to establish additional requirements and are not meant to replace or limit stockholders’ general nomination rights in any way.

     In evaluating director nominees, the Nominating Committee currently considers the following factors:

  our needs with respect to the particular competencies and experience of our directors;

  the knowledge, skills and background of nominees, including experience in relevant functional areas, in light of prevailing business conditions and the knowledge, skills, background and experience already possessed by other members of our Board of Directors;

  familiarity with our business and businesses similar or analogous to ours; and

  financial acumen and corporate governance experience.

     The Nominating Committee identifies nominees first by evaluating the current members of the Board of Directors willing to continue in service. If any member of the Board does not wish to continue in service or if the Nominating Committee or the Board of Directors decides not to re-nominate a member for re-election, the Nominating Committee will identify the required skills, background and experience of a new nominee, in tandem with prevailing business conditions, and will source relevant candidates and present to the Board of Directors suggestions as to individuals who meet the required criteria. The Nominating Committee may also utilize the services of an outside search firm to assist it in finding appropriate nominees for the Board of Directors.

     The Audit Committee

     The Audit Committee’s current members are Walter L. Robb (Chairman); Arthur Hull Hayes, Jr., Gilla Kaplan, and James J. Loughlin. The Audit Committee held eight meetings in 2007. Each of Dr. Robb and Mr. Loughlin is an “audit committee financial expert” within the meaning of the rules of the SEC and, as such, Dr. Robb and Mr. Loughlin satisfy the requirements of Rule 4350 of the Nasdaq Marketplace Rules. The Audit Committee oversees our financial reporting process on behalf of the Board of Directors. In fulfilling its responsibility, the Audit Committee pre-approves, subject to Board approval and stockholder ratification, the selection of our independent registered public accounting firm. The Audit Committee also reviews our consolidated financial statements and the adequacy of our internal controls. The Audit Committee meets at least quarterly with our management and our independent registered public accounting firm to review and discuss the results of audits or reviews of our consolidated financial statements, the evaluation of our internal controls over financial reporting and disclosure controls and procedures, the overall quality of our financial reporting and our critical accounting policies and to approve any related-party transactions. The Audit Committee meets separately, at least quarterly, with the independent registered public accounting firm. In addition, the Audit Committee oversees our existing procedures for the receipt, retention and handling of complaints related to auditing, accounting and internal control issues, including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters.

Review and Approval of Transactions with Related Persons

     During 2007, we did not engage in any related person transaction, or series of similar such transactions, which are required to be disclosed pursuant to Regulation S-K, Item 404.

     Related Person Transaction Policies and Procedures

     At the beginning of each calendar year, each member of our Board of Directors and each company executive officer is required to complete an extensive questionnaire that we utilize when preparing our annual proxy statement as well as our Annual Report on Form 10-K. The purpose of the questionnaire is to obtain information from directors and executive officers to verify disclosures required to be made in these documents. Regarding related party transactions, it serves two purposes. First, to remind each executive officer and director of their obligation to disclose any related party transactions entered into between themselves (or family members or entities in which they hold an interest) and Celgene that in the aggregate exceeds $120,000 (“related person transaction”) that might arise in the upcoming year. Second, to ensure disclosure of any related person transaction that is currently proposed or that occurred during the preceding year. When completing the questionnaire, each director and executive officer is required to report any such transaction.

Compensation Committee Interlocks and Insider Participation

     The current members of the Compensation Committee are Richard C.E. Morgan, Chairman; Michael D. Casey; and Rodman Drake. Each member is an independent director within the meaning of the Nasdaq listing requirements. There were no interlocks among any of the members of the Compensation Committee and any of our executive officers.

Code of Ethics

     We have adopted a Financial Code of Ethics that applies to our Chief Executive Officer, Chief Financial Officer and other financial professionals. This Financial Code of Ethics is posted on our website, http://www.celgene.com by choosing the “Investor Relations” link then clicking on the “Corporate Governance” section. We intend to satisfy the disclosure requirement regarding any amendment to, or a waiver of, a provision of the Financial Code of Ethics by posting such information on our website. We undertake to provide to any person a copy of this Financial Code of Ethics upon request to our Corporate Secretary at our principal executive offices.

Stockholder Nominations

     Our Bylaws provide that nominations for the election of directors may be made at an annual meeting: (a) by or at the direction of the Board of Directors (or any duly authorized committee thereof) or (b) by any stockholder who (i) is a stockholder of record on the date of the giving of the notice and on the record date for the determination of stockholders entitled to vote at such annual meeting and (ii) complies with the notice procedures set forth below.

     In addition to any other applicable requirements for a nomination to be made by a stockholder, such stockholder must have given timely notice thereof in proper written form to our Corporate Secretary.

     To be timely, a stockholder’s notice to the Corporate Secretary must be delivered to or mailed and received at our principal executive offices not less than sixty (60) days nor more than ninety (90) days prior to the date of the annual meeting; provided, however, that in the event that less than seventy (70) days’ notice or prior public disclosure of the date of the annual meeting is given or made to stockholders, notice by the stockholder (in order to be timely) must be so received not later than the close of business on the tenth (10th) day following the day on which such notice of the date of the annual meeting was mailed or such public disclosure of the date of the annual meeting was made, whichever first occurs.

     To be in proper written form, a stockholder’s notice to the Corporate Secretary must set forth (a) as to each person whom the stockholder proposes to nominate for election as a director: (i) the name, age, business address and residence address of the person, (ii) the principal occupation or employment of the person, (iii) the class or series and number of shares of our capital stock which are owned beneficially or of record by the person and (iv) any other information relating to the person that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act, and the rules and regulations promulgated thereunder; and (b) as to the stockholder giving the notice: (i) the name and record address of such stockholder, (ii) the class or series and number of shares of our capital stock which are owned beneficially or of record by such stockholder, (iii) a description of all arrangements or understandings between such stockholder and each proposed nominee and any other person or persons (including their names) pursuant to which the nomination(s) are to be made by such stockholder, (iv) a representation that such stockholder intends to appear in person or by proxy at the annual meeting to nominate the persons named in his or her notice and (v) any other information relating to such stockholder that would be required to be disclosed in a proxy statement or other filing required to be made in connection with solicitations of proxies for election of directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder. Such notice must be accompanied by a written consent of each proposed nominee to being named as a nominee and serving as a director if elected.

Stockholder Communications

     Our Board of Directors has determined that, in order to facilitate communications with the Board of Directors, or any individual members or any Committees of the Board of Directors, stockholders should direct all communication in writing to our Corporate Secretary at our principal executive offices. Our Corporate Secretary will forward all such correspondence to the Board of Directors, individual members of the Board of Directors or applicable chair persons of any Committee of the Board of Directors, as appropriate.

Section 16(a) Beneficial Ownership Reporting Compliance

     Pursuant to Section 16(a) of the Exchange Act, our directors, executive officers and any persons holding more than 10 percent of Common Stock are required to report their ownership of Common Stock and any changes in that ownership, on a timely basis, to the SEC. We believe that all applicable acquisitions and dispositions of Common Stock, including grants of options under our Directors’ Incentive Plan and the 1998 Stock Incentive Plan, were filed on a timely basis for the fiscal year ended December 31, 2007. For the fiscal year commencing January 1, 2008, up through the date of this Proxy Statement, six Form 4 reports were filed one day late on January 11, 2008 with respect to grants of stock options pursuant to our 1998 Stock Incentive Plan to Sol J. Barer, Robert J. Hugin, David W. Gryska, Aart Brouwer, Andre Van Hoek and Graham Burton.

EXECUTIVE COMPENSATION

Compensation Discussion and Analysis

     In this section, we provide an overview and analysis of our compensation programs, the compensation decisions we have made under those programs, and the factors we considered in making those decisions. Later in this section, under the heading “Additional Information Regarding Executive Compensation,” we include a series of tables containing specific information about the compensation earned by, and equity awards granted to, the following individuals in 2007, whom we refer to as our named executive officers:

  Sol J. Barer, Ph.D., Chief Executive Officer, who assumed this office effective May 1, 2006;

  Robert J. Hugin, President and Chief Operating Officer, who assumed this office effective May 1, 2006;

  David W. Gryska, Chief Financial Officer, who assumed this office effective December 6, 2006;

  Aart Brouwer, President International, who assumed this office effective November 2, 2005; and

  Graham Burton, MBBS, FRCP, Senior Vice President Global Regulatory Affairs, Pharmacovigilance, and Corporate Compliance, who assumed this office effective July 1, 2003.

     The discussion below is intended to help you understand the detailed information provided in those tables and put that information into context within our overall compensation program.

Compensation Philosophy

     Our overall executive compensation philosophy links executive pay primarily to the achievement of short-term and long-term corporate performance focusing on the attainment of specific financial and strategic objectives directly related to our long-term strategic business plan. Within our philosophy, we seek to be competitive with our peer companies, ensure internal equity and be closely aligned with the interests of our stockholders as described below. Our executive compensation arrangements are part of our corporate wide total rewards program covering all employees (including our named executive officers) and are designed to:

  link compensation with corporate performance and stockholder returns over the long-term;

  enable us to compete for talented executives;

  motivate and retain executives who are critical to our long-term success; and

  provide equity compensation aimed at providing financial incentives to executives to achieve annual corporate, business unit and individual goals and to align executive interests with stockholder interests.

     As described below, the components of our executive compensation program are base salary, an annual bonus component linked to key annual (short-term) performance targets, both financial and strategic, and an equity component which strongly aligns our named executive officers’ interests with those of our stockholders. In 2007, the equity compensation provided to our named executive officers was delivered in the form of stock options which vest over time, subject to the named executive officer’s continued service with us. In addition, certain eligible named executive officers, received company matching contributions on deferred salary.

     Our long-term performance program is directly aligned with our long-term strategic plan and is designed to focus our named executive officers on key financial metrics that drive long-term stockholder growth and delivers compensation only if those financial metrics are met. Corporate and individual performance and compensation levels are evaluated annually to ensure that we maintain a focus on delivering results and stockholder value.

     As further described below, our compensation decisions with respect to the components of executive compensation provided to our named executive officers (including base salary, annual incentives and long-term incentives such as stock options) are influenced by:

  the named executive officer’s individual role, scope of responsibility and performance during the year;

  corporate performance (other than with respect to base salaries) as measured against our corporate objectives; and

  our assessment of the competitive marketplace, including peer companies.

Overview of Compensation Committee

     The Compensation Committee of our Board of Directors is responsible for overseeing our executive compensation and benefit programs, which include the following plans:

  Our 1998 Stock Incentive Plan (our current equity plan to be renamed the 2008 Stock Incentive Plan);

  The Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan (no future grants);

  The Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan (no future grants);

  The Pharmion Corporation 2000 Stock Incentive Plan, since our acquisition of the Pharmion Corporation on March 7, 2008 (no future grants);

  Our 1992 Long-Term Incentive Plan (no future grants); and

  Our nonqualified deferred compensation plan.

     The Compensation Committee’s responsibilities include, among others, the responsibility to establish the base salary, incentive compensation, stock option awards and any other compensation for named executive officers, including our Chief Executive Officer, and to review and approve the Chief Executive Officer’s recommendations for the compensation of certain named executive officers reporting to him. The Compensation Committee relies on the judgment of the Chief Executive Officer regarding setting named executive officers’ performance objectives, evaluating the actual performance of each named executive officer (other than the Chief Executive Officer) against those objectives through the compensation review process and recommending appropriate salary and incentive awards. The Chief Executive Officer participates in Compensation Committee meetings at the request of the Compensation Committee, and provides relevant assessment and explanation supporting his recommendations. Other members of our management as well as certain advisors, including an independent compensation consultant, attend many Compensation Committee meetings at the request of the Compensation Committee. The Compensation Committee ensures that the total compensation paid to our named executive officers is reasonable, competitive and consistent with market practice and the goal of delivering results to our stockholders.

Overview of Compensation Program

     Our short-term and long-term executive compensation programs incorporate a pay-for-performance approach which is designed to align the interests of our named executive officers with those of our stockholders. Other than our base salary program, all of our executive cash and stock compensation programs for 2007 were directly dependent upon the achievement of our performance goals, whether financial or strategic, or both.

     The compensation package provided to our named executive officers includes:

  Base Salary, which provides fixed compensation based on competitive market practice;

  Cash/Performance-Based Incentive Compensation (consisting of short-term and long-term incentive compensation), which focuses our named executive officers on meeting annual and/ or long-term incentive goals that contribute to the health of our long-term business success and strategic plan objectives and motivates them to achieve critical performance metrics;

  Equity Compensation, which has been historically solely in the form of stock options and which is designed to reward and motivate our named executive officers by aligning their interests with those of our stockholders and provide them with an opportunity to acquire a proprietary interest in us;

  401(k) Plan, to which we make matching contributions in the form of shares of our Common Stock to the accounts of our named executive officers who participate in the plan;

  Deferred Compensation Plan, a nonqualified deferred compensation plan intended to provide competitive market-based retirement benefits, to which we make matching cash contributions to the accounts of our Chief Executive Officer and President and Chief Operating Officer who participate in the plan; and

  Perquisites and Other Benefits, which are described below.

Determination of Appropriate Pay Levels

     In order to establish appropriate pay levels for our named executive officers we utilize market-based benchmarking. Benchmarking entails comparing the amounts of compensation paid to key executives at companies that have financial profiles similar to ours (including projected employee size, revenues and market value) to help establish our own compensation levels. Market information regarding pay practices at other companies is compiled, reviewed and considered in assessing the reasonableness and competitiveness of the compensation we pay and reward our named executive officers for their contributions.

     With the assistance of an independent compensation consultant, Radford Surveys + Consulting, a business unit of Aon Corporation (“Radford”), we analyze competitive market data every year. Data sources include, among others, public company proxy statements and third-party industry compensation surveys. The benchmarking information we obtain is used to determine our competitive position among similarly situated companies in the marketplace and set our targeted pay at a competitive range relative to our peers.

     Radford recommended and the Compensation Committee approved a comparison group of companies that we believe best represents the companies in our industry that compete with us for executive talent. In January 2007, Radford performed a competitive market analysis of the compensation levels of Dr. Barer and Mr. Hugin relative to the market. In performing its competitive market analysis, Radford performed a peer group analysis of the compensation paid by the following 11 companies (the “Peer Group”) to their respective top two executives:

Amgen Biogen Idec Cephalon Forest Laboratories Genentech Genzyme	Gilead Sciences MedImmune Millennium Pharmaceuticals Sepracor Vertex

     Based on Radford’s peer group analysis, using the 2006 Radford Biotechnology TDC, the 2006 Towers Perrin Pharmaceutical and the 2006 SIRS Executive Survey, the compensation levels of Dr. Barer and Mr. Hugin relative to those of the top two executives of each of the companies in the Peer Group were as follows:

Peer Group Benchmarks
(Market Percentile)
Elements of Compensation	Sol J. Barer	Robert J. Hugin
Target Total Cash (base salary	At the 50th percentile	At the 60th percentile
plus target bonus opportunity)
Target Total Direct Compensation (includes base salary, target bonus opportunity and annual long-term incentives)	Between the 50th and 60th percentiles (but with reload options granted in 2006 considered, above the 75th percentile) (1)	Above the 75th percentile (but with reload options granted in 2006 considered, above the 75th percentile) (1)
____________________

(1)	Future reloads were discontinued in October 2004.

     The Compensation Committee generally seeks to align our named executive officers’ compensation with the competitive market, while recognizing corporate performance. With respect to the January 2007 benchmarking, the distinction between Dr. Barer’s and Mr. Hugin’s market percentiles reflects Dr. Barer’s leadership transition from his long tenure as President and Chief Operating Officer to our Chairman and Chief Executive Officer in 2006 as well as his status as a founder (e.g., where significantly less emphasis is placed on cash compensation versus equity). In order to more closely align Dr. Barer’s compensation with the competitive market, the Compensation Committee made certain adjustments to his base salary, as discussed below.

     In October 2007, as a result of changes in our profile and stage of product development activities, Radford, in collaboration with management, recommended certain changes to the Peer Group which included the removal of MedImmune due to its acquisition and the addition of Allergan and Amylin Pharmaceuticals (the “Current Peer Group”). Our Current Peer Group of life science, pharmaceutical and biopharmaceutical companies was approved by the Compensation Committee at its October 2007 meeting based upon Radford’s recommendation. In addition, the Current Peer Group was used in the evaluation of 2007 cash and equity compensation for the Chief Executive Officer and the other named executive officers using the following surveys: 2007 Radford Global Life Sciences Survey, 2007 Towers Perrin Executive Compensation Database, and 2007 SIRS Worldwide Executive Compensation Survey.

     The Compensation Committee reviews each element of compensation as well as the overall compensation package in a manner designed to enable us to compete for key talent, motivate and retain our named executive officers and reward our named executive officers for their achievement of key short-term and long-term corporate financial and strategic objectives. Importantly, our compensation program is designed to deliver compensation that is commensurate with the level of performance achieved and is intended to ensure that the interests of our stockholders are reflected in our overall compensation philosophy. The Compensation Committee considers the following factors in determining the level of compensation awarded to each named executive officer:

  overall performance, including performance against corporate, functional and individual objectives;

  overall job responsibilities, including organizational scope and impact as well as unique competencies and experience necessary to support our long-term performance;

  performance of general management responsibilities, global objectives and execution of company financial and strategic objectives and contributions to our continuing success; and

  our overall financial performance and position.

     Relative to the competitive market data, the Compensation Committee generally intends that compensation for each named executive officer will be at the market 60th percentile of the competitive market with the potential to be at the market 75th percentile for outstanding performance. Based on Radford’s peer group analysis performed in February 2008, the cash compensation levels for our named executive officers are generally aligned with the market 50th percentile while equity values approximate the market 75th percentile.

     In February 2008, the Compensation Committee, based on Radford’s competitive market analysis and recommendations, made certain adjustments to the named executive officers’ compensation in order to align their overall compensation with the market 60th percentile. This generally included increases to base salaries, bonus targets and target stock option awards as follows:

  Sol J. Barer, Ph.D. Dr. Barer’s base salary was increased to $971,000 in order to bring his base salary within the minimum range of the market 60th percentile. However, because Dr. Barer’s target bonus approximated the market 60th percentile, no adjustment to his target bonus was made. In addition, his performance-based equity award is an option to purchase 180,000 shares of our Common Stock.

  Robert J. Hugin. Mr. Hugin’s base salary was increased to $750,000 even though his base salary approximates the market 75th percentile. This adjustment reflects Mr. Hugin’s broad organizational role and significant impact within our structure and strategic direction. However, because Mr. Hugin’s target bonus approximates the market 75th percentile, no adjustment to his target bonus was made. In addition, his performance-based equity award is an option to purchase 120,000 shares of our Common Stock.

  David W. Gryska. Mr. Gryska’s base salary was increased to $480,000, and his target bonus was increased to 60% of base salary. Both of these adjustments bring Mr. Gryska’s compensation to the market 60th percentile. In addition, his performance-based equity award is an option to purchase 60,000 shares of our Common Stock.

  Aart Brouwer. Mr. Brouwer’s base salary was increased to $570,000, a merit-based adjustment based on individual performance. Mr. Brouwer’s target bonus was at the market 50th percentile, but no adjustment in his target bonus was made due to the impact of recent currency fluctuations on Mr. Brouwer’s compensation package. In addition, his performance-based equity award is an option to purchase 33,000 shares of our Common Stock.

  Graham Burton, MBBS, FRCP. Dr. Burton’s base salary was increased to $450,000, even though his base salary fell above the market 75th percentile and his target bonus was increased to 50% of base salary. These adjustments reflect not only a merit-based adjustment based on individual performance but also Dr. Burton’s responsibility for global regulatory affairs, pharmacoviligance, corporate quality and compliance, the scope of which is commensurate with his market position. In addition, his performance-based equity award is an option to purchase 33,000 shares of our Common Stock.

     In addition, for our named executive officers, the mix of compensation is generally weighted toward at-risk pay (annual incentives and long-term incentives). Maintaining this pay mix results in a pay-for-performance orientation for our named executive officers, which is aligned with our stated compensation philosophy of providing compensation commensurate with overall delivery of corporate performance.

Timing of Compensation

     As discussed elsewhere, compensation for our named executive officers, including base salary adjustments, incentive plan eligibility, incentive plan goal specifications and incentive plan payments, is established annually (usually in the first quarter) and reviewed periodically throughout the year. Awards of options to purchase shares of our Common Stock currently are granted under our 1998 Stock Incentive Plan on a quarterly basis to certain employees, including our named executive officers. The target number of options that may be granted to our named executive officers is pre-established; however, it is based upon various prospective factors, as further discussed under the heading “2007 Executive Compensation Components–Stock Option Grants under our Stock Incentive Plan.” The actual grant of incentive stock options is based on the Company’s and the individual’s performance for the prior year. All option grant dates are approved by the Compensation Committee for named executive officers during December of the year preceding the year the grants are awarded, which are scheduled in advance without regard to any anticipated earnings or other major announcements by the Company. These dates are set forth for 2007 in the Grants of Plan-Based Awards Table. The exercise price of each stock option granted under our 1998 Stock Incentive Plan is the closing price of our Common Stock on the date of quarterly grant. Our matching contributions under our 401(k) Plan and nonqualified deferred compensation plan are pre-established, as further discussed under the headings “2007 Executive Compensation Components–Matching 401(k) Plan Benefits” and “2007 Executive Compensation Components–Matching Nonqualified Deferred Compensation Plan” and are usually granted in the first quarter of each year for services rendered in the preceding year for the 401(k) Plan and bi-monthly for the nonqualified deferred compensation plan.

Minimum Stock Ownership Requirements

     We have no minimum stock ownership guidelines. See, however, stock ownership information for our named executive officers under the heading “Security Ownership of Certain Beneficial Owners and Management” in this Proxy Statement. Each of our named executive officers is eligible to receive stock option grants under the 1998 Stock Incentive Plan, as further discussed under the heading “2007 Executive Compensation Components–Stock Option Grants under our Stock Incentive Plan” in this section.

2007 Executive Compensation Components

     For the fiscal year ended December 31, 2007, the principal components of compensation for our named executive officers were:

  base salary;

  cash bonus/performance-based incentive compensation;

  stock option grants under our 1998 Stock Incentive Plan;

  matching contributions to the accounts of the named executive officers who participated in our 401(k) Plan;

  matching contributions to accounts of our Chief Executive Officer and President and Chief Operating Officer who participated in our nonqualified deferred compensation plan; and

  other benefits.

Base Salary

     Salaries are intended to be competitive relative to the biotechnology and pharmaceutical industries, industries in which we compete for our highly skilled talent. Requisite breadth and depth of experience and performance achievement are considered when setting salary ranges for each position. Annual reviews are held and adjustments are made based on attainment of individual goals and market-wide changes in salaries for comparable positions and qualifications.

     During the review of 2007 base salaries for our named executive officers, the following factors were considered by the Compensation Committee:

  market data provided by compensation surveys;

  internal review of each named executive officer’s compensation relative to both our other named executive officers and executive officers of peer companies; and

  individual performance of each named executive officer.

     We have entered into employment contracts with each of Dr. Barer and Mr. Hugin, effective May 1, 2006. We have also entered into a letter agreement with Dr. Burton effective June 2, 2003, a letter agreement with Mr. Brouwer effective November 2, 2005 and a letter agreement with Mr. Gryska effective December 6, 2006. These employment and letter agreements specify an annual base salary for each for the named executive officers. We discuss the terms and conditions of these agreements elsewhere in this Proxy Statement under the heading “Additional Information Regarding Executive Compensation–Service and Employment Agreements.”

Cash Bonus/Performance-Based Incentive Compensation

     In General

     In addition to base salaries, the total cash compensation for our named executive officers in 2007 included an annual bonus payable under our management incentive plan, or the MIP, and our long-term incentive plan, or the LTIP.

     Under the MIP, each of Dr. Barer, Messrs. Hugin, Gryska and Brouwer and Dr. Burton was eligible to receive an annual target incentive bonus for 2007 of 100%, 75%, 50%, 50% and 40%, respectively, and is eligible to receive an annual target incentive bonus for 2008 of 100%, 75%, 60%, 50%, and 50%, respectively, of his annual base salary, as approved by the Compensation Committee. As discussed above, the target bonus percentages for Mr. Gryska and Dr. Burton were increased as a result of our benchmarking process in 2008.

     Under the LTIP, each of Dr. Barer, Messrs. Hugin, Gryska and Brouwer and Dr. Burton is eligible to receive a target incentive bonus for each of the three separate three-year performance cycles (i.e., 2006-2008, 2007-2009 and 2008-2010) described below. The bonus targets are expressed as a percentage of the named executive officer’s annual base salary, as approved by the Compensation Committee, as follows:

Named Executive Officer	2006 – 2008	2007 – 2009	2008 – 2010
Sol J. Barer, Ph.D.	100%	100%	100%
Robert J. Hugin	100%	100%	100%
David Gryska (1)	Not Eligible	50%	100%
Aart Brouwer	50%	50%	50%
Graham Burton, MBBS, FRCP	50%	50%	50%
____________________

(1)	Mr. Gryska was not eligible to participate in the LTIP for the 2006-2008 performance period because he was not employed by us until December 2006.

     The differences among the bonus targets reflect the plan design and each of the named executive officer’s organizational impact and responsibility which is consistent with our benchmarking process and analysis described above.

     Our performance has been very strong over the past three years. Based on an analysis prepared by Radford, we are positioned in the top two tier quartiles of our peer group for financial performance in one and three-year revenue growth and total shareholder return. In addition, we are generally positioned in the top tier quartile for diluted earnings per share three-year growth. As described more fully below, the performance targets for our short-term and long-term incentive compensation plans were exceeded as a result of this dramatic growth and achievement.

     Management Incentive Plan

     The MIP is designed to provide variable short-term cash compensation to our named executive officers and other employees upon attainment of annual corporate, division and individual goals. Each named executive officer’s goals are set annually by the Compensation Committee based upon our business plan for that year. Awards granted under the MIP may be higher or lower than the executive officer’s annual bonus target for such year, based on achievement of corporate objectives and such executive officer’s achievement of individual performance objectives. The maximum total bonus payout under the MIP is 200% of the annual bonus target and the minimum total bonus payout is zero.

     Awards are generally payable on the last payroll payment date in February, except that if a named executive officer retires, has any extended period of absence (such as sick leave or personal leave) or dies, the MIP award will be pro-rated based on the named executive officer’s earned annual base salary.

     For 2007, Dr. Barer and Messrs. Hugin and Gryska received a cash bonus payment entirely determined by the achievement of corporate goals. Mr. Brouwer and Dr. Burton received a cash bonus payment determined 80% on the achievement of corporate goals and 20% on the achievement of individual goals, as evaluated by the Compensation Committee in its sole discretion. For 2007, as a result of our significant growth and achievements in the past year, the Compensation Committee determined that the MIP was satisfied at 120% of the annual bonus target.

     Performance measures for 2007 were based on the following components, which were weighted as follows:

  25% on adjusted earnings per share, or adjusted EPS (over-achieved);

  25% on revenue (over-achieved); and

  50% on non-financial objective milestones, which were detailed as follows:
  10% on the clinical advancement of REVLIMID® (partially achieved);

  10% on further clinical development of our product candidates (partially achieved);

  10% on research and development findings (over-achieved);

  10% on further regulatory advancement of REVLIMID® and THALOMID® (partially achieved); and

  10% on specific milestones related to further international and corporate developments important to support our successful long-term health and growth (partially achieved).

     Adjusted EPS is defined as adjusted net income divided by fully diluted shares outstanding using the treasury stock method. Adjusted net income consists of net income derived on a U.S. Generally Accepted Accounting Principles (GAAP) basis adjusted for certain unusual or non-recurring items that management does not believe affect our basic operations. For 2007, such adjustments were primarily made to eliminate the effects of charges for share-based employee compensation expense associated with the application of the Financial Accounting Standards Board Statement of Financial Accounting Standards No. 123 (revised 2004) Share Based Payment (SFAS No. 123R), to exclude one-time research charges related to certain collaborative arrangements and to adjust the income tax provision to reflect an estimated pro-forma income tax rate. In addition, revenue means the net revenue as reported in our year-end financial statements.

     Under the MIP, the Compensation Committee is required to adjust, modify or amend the performance measures and targets in the plan to reflect certain events that affect such performance measures and targets, including: (i) restructurings, discontinued operations, extraordinary items or events, corporate transactions (including dispositions or acquisitions) and other unusual or non-recurring items and (ii) changes in tax law or accounting standards required by generally accepted accounting principles.

     In December 2006, the Compensation Committee determined and approved that the adjusted EPS, revenue and certain non-financial measures were appropriate measures for use in the 2007 MIP as each provides management focus on and an incentive to increase revenues, while meeting an adjusted EPS objective, balanced against our long-term objective of maintaining a significant research and development reinvestment rate to fuel our long-term growth.

     In setting these objectives, we considered our 2006 performance and established the 2007 targets considering our long-term strategic plan and our commitment to deliver strong financial results to our stockholders.

     In February 2008, the Compensation Committee approved an overall score of 120% for the 2007 MIP defined by the following results (and as detailed above): (1) adjusted EPS results were $1.06 achieved with a score of 124% of target, (2) revenue results were $1.406 billion achieved with a score of 148% of target bonus and (3) non-financial results achieved with a score of 104% of target.

     In determining the MIP bonuses, each of the named executive officer’s actual target modifier was calculated by adding the named executive officer’s corporate target and the individual target (if applicable) as follows:

	Corporate	Individual
	Weighting X	Weighting X	Actual Target
Named Executive Officer	Corporate Score	Individual Score	Modifier
Sol J. Barer, Ph.D.	100% X 120%	—	120%
Robert J. Hugin	100% X 120%	—	120%
David Gryska	100% X 120%	—	120%
Aart Brouwer	80% X 120%	20% X 128%	121.6%
Graham Burton, MBBS, FRCP	80% X 120%	20% X 117.25%	119.45%

     We have disclosed the MIP compensation targets for the MIP plan, however, we have not disclosed the specific performance targets for the 2007 MIP performance periods because we believe that disclosing performance targets for the plan will result in competitive harm to us. Such information represents confidential business information that could place us at a competitive disadvantage because it provides insight into our strategic long-term and financial goals including, the development of our proprietary pipeline and research strategies, our clinical development plans, our regulatory strategies and our international expansion plans. The Compensation Committee approves each plan year’s cycle metric under the MIP to ensure an accelerated and ongoing degree of difficulty commensurate with our short and long-term business plan.

     To calculate the actual MIP payment, actual target modifiers were multiplied by the named executive officer’s base salary. This formula generated the MIP awards paid to the named executive officers which are listed in the table below.

     Long-Term Incentive Plan

     The LTIP is designed to provide our named executive officers and other key employees with long-term performance-based incentive opportunities contingent upon achievement of pre-established corporate performance objectives. The goals of the LTIP are to create focus on key long-term objectives while creating a retention vehicle to promote management continuity in key functional areas. In order to qualify for an award under the LTIP, our named executive officers must work each year of a three-year period which we refer to as a “performance cycle”. However, if a named executive officer’s employment is terminated during the performance period due to the named executive officer’s death, permanent disability or retirement (subject to the approval by the Compensation Committee), then the named executive officer is entitled to receive a pro rata LTIP amount upon termination solely based on actual LTIP performance of each performance cycle. In addition, if we have a change in control participants are entitled to an immediate payment equal to their target award, or if higher, an award based on actual performance through the date of the change in control for each performance cycle.

     At the end of a three-year performance cycle, the Compensation Committee evaluates the performance of our named executive officers during the last year of the three-year performance cycle against the plan targets. To the extent established targets under the LTIP are not achieved, no LTIP payment will be awarded for such performance cycle. Awards for the 2005 – 2007 performance cycle were paid in cash to each of our named executive officers in the first quarter of 2008 based on our achievement of the plan targets at a maximum target level of 200%, as a result of our significant achievements over the performance cycle.

     We currently have three separate three-year performance cycles running concurrently ending December 31, 2008, 2009 and 2010, for the performance periods 2006 – 2008, 2007 – 2009 and 2008 – 2010, respectively. Performance measures for each of these performance cycles are based on the achievement of performance delivered against the following plan components achieved over the last year of the three-year cycle and culminating in the achievement of the final year plan forecasted target of: 25% on adjusted EPS, 25% on adjusted net income and 50% on revenue. Adjusted EPS, adjusted net income and revenue have the same meanings as such terms are defined above for purposes of the 2005-2007 performance period.

     We have disclosed the LTIP compensation targets for the 2005-2007 and 2006-2008 performance cycles below, and we have disclosed the results achieved for 2005 through 2007 below and in our public filings. However, we have not disclosed the specific performance targets under the LTIP because we believe that disclosing performance targets will result in competitive harm to us. Such information represents confidential business information that could place us at a competitive disadvantage because it provides insight into our long-term performance and financial goals. The LTIP is unique among our peers and provides a competitive retention vehicle with a focus on delivery of long-term corporate performance. As a result, we believe that disclosing the targets will give our competitors insight into the plan and thus an unfair advantage in potentially enticing and recruiting our leadership talent. The Compensation Committee approves each plan year’s cycle metric under the LTIP to ensure an accelerated and ongoing degree of difficulty commensurate with our long-term business plan.

     For each of the above-described performance cycles, awards are expressed in the range of 0% to 200% of the named executive officer’s individual annual target incentive bonus, as adopted by the Compensation Committee. The potential payouts, expressed as a percentage of base salary, under the LTIP for the 2005-2007 performance period were as follows:

Name (1)	Threshold (50%)	Target (100%)	Maximum (200%)
Sol J. Barer, Ph.D.	$312,000	$624,000	$1,248,000
Robert J. Hugin	$273,000	$546,000	$1,092,000
Graham Burton, MBBS, FRCP	$ 96,198	$192,395	$ 384,790
____________________

(1)	Messrs. Gryska and Brouwer were not eligible to participate in the LTIP for the 2005-2007 performance period because Messrs. Gryska and Brouwer were not employed by us until December 2006 and November 2005, respectively.

     These amounts were based on the named executive officers’ base salaries in effect on February 1, 2005 as follows: Dr. Barer, $624,000; Mr. Hugin, $546,000; and Dr. Burton, $384,790. Pursuant to our 1998 Stock Incentive Plan, LTIP awards are payable either in cash or shares of Common Stock (the number of shares would be based on the cash amount divided by the fair market value of our Common Stock at the time of payment) at the discretion of the Compensation Committee.

     The potential payouts, expressed as a percentage of base salary, under the LTIP for the 2006-2008 performance period were as follows:

Name (1)	Threshold (50%)	Target (100%)	Maximum (200%)
Sol J. Barer, Ph.D.	$324,600	$649,000	$1,298,000
Robert J. Hugin	$284,000	$568,000	$1,136,000
Aart Brouwer	$112,500	$225,000	$ 450,000
Graham Burton, MBBS, FRCP	$100,048	$200,095	$ 400,190

____________________

(1)	Mr. Gryska was not eligible to participate in the LTIP for the 2006-2008 performance period because he was not employed by us until December 2006.

     In December 2004, the Compensation Committee determined that the adjusted EPS, adjusted net income and total revenue were appropriate measures for the three-year cycle LTIP which ended on December 31, 2007, as each financial measurement provides management focus and incentive to increase revenues and adjusted net income while meeting the adjusted EPS objective.

     Accordingly, the Compensation Committee approved the performance measures of the 2005-2007 LTIP, consisting of three financial performance objectives: (1) a pre-established adjusted EPS target, (2) a pre-established adjusted net income target and (3) a pre-established revenue target. At the time the Compensation Committee established the 2005-2007 LTIP performance measures and targets, these targets represented a significant increase over our 2004 results. These targets were designed to be aligned with our long-term strategic plan and our ongoing commitment to deliver superior financial results to our stockholders.

     Performance results for 2005-2007 LTIP were as follows:

  25% on adjusted EPS (over-achieved at $1.06);

  25% on adjusted net income (over-achieved at $452.9 million); and

  50% on total revenue (over-achieved at $1,405.8 million).

     The goals of the MIP are both financial and strategic; the goals of the LTIP are financial. Both the MIP and LTIP are designed to promote short-term and long-term achievement of key corporate objectives and milestones that focus on stockholder return and link a significant portion of compensation to variable and equity-based awards. Achievement of these goals is substantially uncertain at the time such goals are established.

     The following payouts of the aggregate incentive awards for the 2007 MIP and the 2005 – 2007 LTIP performance cycle were approved by the Compensation Committee on February 4, 2008:

	MIP Payments
	(Overall 120%	LTIP Payments	Total
Name	Achievement)	(200% Achievement)	Payments (1)
Sol J. Barer, Ph.D.	$999,999	$1,248,000	$2,247,999
Robert J. Hugin	$607,800	$1,092,000	$1,699,800
David W. Gryska	$270,000	$—	$ 270,000
Aart Brouwer	$305,976	$—	$ 305,976 (2)
Graham Burton, MBBS, FRCP	$205,488	$384,790	$ 590,278
____________________

(1)	The MIP and LTIP payment amounts listed are included in the Summary Compensation Table, column (g).

(2)	The amount reflects the value of the payment to Mr. Brouwer in Swiss francs as converted to the U.S. dollar using the 2007 average exchange ratio of approximately 1.20 Swiss francs per U.S. dollar.

Stock Option Grants under our Stock Incentive Plan

     A portion of our named executive officers’ and other employees’ compensation relates to the grant of stock options, and such grants are based on the successful attainment of corporate and individual goals. Our stock incentive plan is an important component of our total compensation strategy. It promotes focus on short-term and long-term financial and strategic goals, enabling us to attract and retain talented employees necessary to achieve long-term success.

     In determining awards to our named executive officers, the Compensation Committee reviews both the value of equity compensation and the average percentage of stock options granted to comparable executive officers at the peer group level as well as factoring in total corporate performance. The Compensation

Committee’s policy on stock option awards is designed to align the interests of our named executive officers with those of our stockholders to achieve exceptional corporate performance over time. The stock option pool is approved each year by the Compensation Committee. Awards of options to purchase shares of our Common Stock are currently granted pursuant to our 1998 Stock Incentive Plan on a quarterly basis to our named executive officers and certain other employees. Such grants vest over a four-year period in equal installments, subject to the named executive officer’s continued service with us or our subsidiaries and his performance through each applicable vesting date, thereby encouraging retention. The number of stock option grants awarded to our named executive officers is tied to the practices of comparable companies in the biotechnology and pharmaceutical industries. To determine such comparative data, we rely on outside compensation consultants and third-party industry surveys.

     Stock options granted to our named executive officers and other executives at the vice-president level and above between September 19, 2000 and October 1, 2004 contained a reload feature which provides that if (1) the optionee exercises all or any portion of the stock option (a) at least six months prior to the expiration of the stock option, (b) while employed by us or one of our affiliates and (c) prior to the expiration date of the 1998 Stock Incentive Plan and (2) the optionee pays the exercise price for the portion of the stock option so exercised or pays applicable withholding taxes by using Common Stock owned by the optionee for at least six months prior to the date of exercise, the optionee shall be granted a new stock option under the 1998 Stock Incentive Plan on the date all or any portion of the stock option is exercised to purchase the number of shares of Common Stock equal to the number of shares of Common Stock exchanged by the optionee to exercise the stock option or to pay withholding taxes thereon.

     The reload stock option will be exercisable on the same terms and conditions as apply to the original stock option except that (x) the reload stock option will become exercisable in full on the day that is six months after the date the original stock option is exercised, (y) the exercise price shall be the fair market value (as defined in the 1998 Stock Incentive Plan) of Common Stock on the date the reload stock option is issued and (z) the expiration of the reload stock option will be the date of expiration of the original stock option. An optionee may not reload the reload stock option unless otherwise permitted by the Compensation Committee. The reload feature was removed from the 1998 Stock Incentive Plan and stock options granted after October 1, 2004 do not contain any reload feature.

Matching 401(k) Plan Benefits

     Our 401(k) Plan is a tax-qualified retirement savings plan available to all of our eligible employees, which includes certain named executive officers. Under the 401(k) Plan, we make discretionary matching contributions to participants (including certain named executive officers) in the form of shares of our Common Stock to such participant’s plan account of up to 6% of their eligible earnings or the maximum permitted by law.

     Eligible named executive officers participated in the 401(k) Plan in 2007 and received matching contributions under the 401(k) Plan for 2007 valued as follows:

Name	Matching Contributions under the 401(k) Plan (1)
Sol J. Barer, Ph.D.	227 shares of Common Stock (fair value of $10,481)
Robert J. Hugin	227 shares of Common Stock (fair value of $10,481)
David W. Gryska	227 shares of Common Stock (fair value of $10,481)
Aart Brouwer (2)	N/A
Graham Burton, MBBS, FRCP	227 shares of Common Stock (fair value of $10,481)
____________________

(1)	The matching 401(k) amounts are included in the Summary Compensation Table, column (e).

(2)	Aart Brouwer is not covered under our 401(k) Plan; however because Mr. Brouwer is as a resident of Switzerland, we were required to make a matching payment of $43,477 for 2007 (which reflects the value of the payment in Swiss francs as converted to the U.S. dollar using the 2007 average exchange ratio of approximately 1.20 Swiss francs per U.S. dollar) into a pension plan pursuant to the mandatory requirements of the Swiss Federal Law on Occupational Old Age, Survivors and Disability Benefit Plan.

Matching Nonqualified Deferred Compensation Plan

     The Celgene Corporation 2005 Deferred Compensation Plan, or the Nonqualified Plan, is an unfunded nonqualified deferred compensation plan to which certain U.S. management level employees and certain named executive officers may elect to defer up to 25% of their base salary and up to 100% of annual bonus. We make a cash matching contribution to the Nonqualified Plan on behalf of certain named executive officers in the plan at a rate specified by the Compensation Committee (which rate mirrors the investment returns in the funds held by our 401(k) Plan). Effective January 1, 2008, we amended and restated the Nonqualified Plan in a manner intended to comply with Section 409A of the Internal Revenue Code of 1986, as amended, or the Code, and the regulations and guidance issued thereunder, resulting in certain modifications thereunder, including an increase in the permissible percentage of base salary deferrals from 25% to 90%. For further discussion of the Nonqualified Plan, see “Additional Information Regarding Executive Compensation–Nonqualified Deferred Compensation Table” elsewhere in this Proxy Statement.

     Eligible named executive officers participated in our Nonqualified Plan and received matching cash contributions from us for 2007 under the Nonqualified Plan as follows:

Name	Matching Contributions under the Nonqualified Plan (1)
Sol J. Barer, Ph.D.	$165,625
Robert J. Hugin	$100,838
David W. Gryska (2)	N/A
Aart Brouwer (2)	N/A
Graham Burton, MBBS, FRCP(2)	N/A
____________________

(1)	The matching cash contributions are included in the Summary Compensation Table, column (i).

(2)	Messrs. Gryska and Brouwer and Dr. Burton are not eligible to receive matching contributions under the Nonqualified Plan.

Other Benefits

     Each of the named executive officers also receives medical, dental, vision, disability and life insurance coverage on the same terms as other employees.

Perquisites and Other Personal Benefits

     Our executive compensation program also includes perquisites and other benefits. We reimburse Dr. Barer and Messrs. Hugin and Gryska for reasonable expenses incurred in obtaining professional tax and financial counseling up to a maximum of $15,000 annually, which we believe allows them to focus on managing our business and assists them in optimizing the value received from the various compensation and benefit programs offered. In 2007, Dr. Barer and Mr. Gryska received reimbursements of $15,000 and $5,567 respectively. In connection with hiring Mr. Gryska in December 2006, we reimbursed Mr. Gryska an aggregate of $271,500 for certain relocation costs (of which $190,000 is reported in the Summary Compensation Table with respect to 2006 and $81,500 is reported in the Summary Compensation Table with respect to 2007). All transactions were facilitated through our relocation service provider to manage costs and avoid unnecessary taxes on such costs. All relocation costs are repayable by Mr. Gryska to us if he should voluntarily terminate his employment with us within two years of his employment commencement date. In addition, we provide umbrella insurance and pay the applicable insurance premiums for such insurance for Dr. Barer, Mr. Hugin and Dr. Burton. These premium payments are taxable to each of Dr. Barer, Mr. Hugin and Dr. Burton. For 2007, we made premium payments as follows: $2,875 for each of Dr. Barer and Mr. Hugin and $1,550 for Dr. Burton. Mr. Hugin also received Company contributions to a health savings account in 2007, equal to $1,500. Attributed costs of the perquisites and other personal benefits described above for our named executive officers for 2006 and 2007 are included in column (i) of the Summary Compensation Table.

     We have entered into certain employment agreements with our named executive officers as discussed elsewhere in this Proxy Statement which provide for, in part, termination benefits and, in certain cases, change of control benefits that are designed to promote stability and continuity of senior management. Information regarding applicable payments under such agreements for the named executive officers is provided under the heading “Additional Information Regarding Executive Compensation–Employment Agreements” and “Additional Information Regarding Executive Compensation –Potential Payments Upon Termination or Change in Control” elsewhere in this Proxy Statement.

Accounting and Tax Considerations

     SFAS No. 123R. We have adopted SFAS No. 123R using the modified prospective application method on January 1, 2006. Our estimate of future stock-based compensation expense is affected by our stock price, the number of stock-based awards our Board of Directors may grant in 2008 and subsequent years, as well as a number of complex and subjective valuation assumptions and the related tax impact. These valuation assumptions include, but are not limited to, the volatility of our stock price and employee stock option exercise behaviors.

     Policy with Respect to Compensation Deductibility. Our policy with respect to the deductibility limit of Section 162(m) of the Code generally is to preserve the federal income tax deductibility of compensation paid when it is appropriate and is in our best interest. However, we reserve the right to authorize the payment of non-deductible compensation if we deem that it is appropriate to do so under the circumstances.

COMPENSATION COMMITTEE REPORT

     The Compensation Committee of our Board of Directors has reviewed and discussed the Compensation Discussion and Analysis required by Item 402(b) of Regulation S-K with management and, based on such review and discussions, the Compensation Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement.

Respectfully submitted, THE COMPENSATION COMMITTEE Richard C.E. Morgan, Chairman Michael D. Casey Rodman L. Drake

ADDITIONAL INFORMATION REGARDING EXECUTIVE COMPENSATION

Executive Officers

     Our executive officers and their ages and positions:

Sol J. Barer, Ph.D.	61	Chief Executive Officer and Chairman of the Board of Directors
Robert J. Hugin	53	President, Chief Operating Officer and Director
David W. Gryska	52	Chief Financial Officer
Aart Brouwer	68	President International
Graham Burton, MBBS, FRCP	57	Senior Vice President Global Regulatory Affairs &
		Pharmacovigilance & Corporate Compliance

     Sol J. Barer, Ph.D is our Chief Executive Officer and Chairman of the Board of Directors. See “Proposal One: Election of Directors—Nominees” for a discussion of Dr. Barer’s business experience.

     Robert J. Hugin is our President, Chief Operating Officer and Director. See “Proposal One: Election of Directors—Nominees” for a discussion of Mr. Hugin’s business experience.

     David W. Gryska joined us as Senior Vice President and Chief Financial Officer effective December 6, 2006. Mr. Gryska most recently has held several Board positions of biotechnology companies and is currently on the Board of SeattleGenetics. Previously, Mr. Gryska served at Scios, Inc., a biopharmaceutical company, as Senior Vice President and Chief Financial Officer from November 2000 to October 2004, and as Vice President of Finance and Chief Financial Officer from December 1998 to November 2000. Mr. Gryska served as a partner at Ernst & Young LLP, an accounting firm, for eleven years where he focused on technology industries, with an emphasis on biotechnology and healthcare companies. Mr. Gryska holds a B.A. in accounting and finance from Loyola University and an M.B.A. from Golden Gate University.

     Aart Brouwer has served as our President International since November 2, 2005. Mr. Brouwer joined us as President of Celgene International in November 2005. Since then, his responsibilities have increased to the extent where he has become one of our executive officers, even though his title remains the same. Prior to Celgene, Mr. Brouwer served as a director of IsoTis S.A., a publicly owned medical device company specializing in orthobiologics, since 2002 and director of IsoTis, Inc. since 2006. Mr. Brouwer has held a range of senior marketing and management functions in the global pharmaceutical and biotech industries.

     Dr. Graham Burton has served as our Senior Vice President, Regulatory Affairs, Pharmacovigilance and Corporate Compliance from July 2003. Since then, his responsibilities have increased to the extent where he has become one of our executive officers, even though his title remains the same. Previously, Dr. Burton had been Senior Vice President Global Regulatory Affairs and Quality Assurance at Johnson & Johnson Pharmaceutical Research & Development, LLC from 1997 to 2003.

SUMMARY COMPENSATION TABLE

     The following table sets forth information regarding compensation earned by our named executive officers for the fiscal years ended December 31, 2007 and 2006.

							Change in
							Pension
							Value and
							Nonqualified
						Non- Equity	Deferred
Name and Principal				Stock	Option	Incentive Plan	Compensation	All Other
Position	Year	Salary	Bonus(1)	Awards(2)	Awards(3)	Compensation(4)	Earnings(5)	Compensation(6)	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Sol J. Barer, Ph.D	2007	$833,333	—	$10,481	$6,392,992	$2,248,000	—	$181,417	$9,666,223
Chief Executive	2006	$716,333	—	$17,028	$13,248,101	$1,959,600	—	$143,267	$16,084,329
Officer and Chairman
of the Board (7)
Robert J. Hugin	2007	$675,333	—	$10,481	$3,202,056	$1,699,800	—	$105,213	$5,692,883
President, Chief	2006	$606,667	—	$17,028	$5,592,865	$1,470,100	—	$91,000	$7,777,620
Operating Officer and
Director (8)
David W. Gryska	2007	$450,000	—	$10,481	$1,161,996	$270,000	—	$87,067	$1,979,544
Chief Financial	2006	$32,596	—	$—	$41,134	$—	—	$190,000	$263,730
Officer
Aart Brouwer	2007	$503,250	—	$—	$76,872	$305,976	—	$43,477	$929,575
President,	2006	$466,879 (9)	—	$—	$—	$368,368 (9)	—	$—	$835,247 (9)
International
Graham Burton,
MBBS, FRCP	2007	$430,071	—	$10,481	$435,507	$590,278	—	$1,550	$1,467,887
Sr. Vice President	2006	N/A	N/A	N/A	N/A	N/A	N/A	N/A	N/A
GRA&P
____________________

(1)	The amounts in column (g) represent the aggregate cash awards paid in 2007 and 2006 to the named executive officers as Non- Equity Incentive Plan Compensation under the MIP and the LTIP, which are discussed in further detail under the heading “2007 Executive Compensation Components—Cash Bonus/Performance-Based Incentive Compensation.”

(2)	The amounts in column (e) represent the total fair value of the matching contributions under our 401(k) Plan in the form of shares of our Common Stock recognized by us as an expense in 2007 and 2006 for financial statement reporting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2007 were determined in accordance with FAS No. 123R. The Common Stock awards for which the expense is shown in column (e) reflect the fair value of the number of shares of Common Stock listed in column (i) of the “Grants of Plan-Based Awards Table” included elsewhere in this section. The assumptions used in determining the grant date fair values of these awards are set forth in note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

(3)	The amounts in column (f) represent the amount attributable to each named executive officer of the total fair value of stock options recognized by us as an expense in 2007 and 2006 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2007 and 2006 were determined in accordance with FAS No. 123R. Of the amounts reported in column (f), $2,021,245, $2,366,498 and $153,527 for each of Dr. Barer, Mr. Hugin and Dr. Burton, respectively, represent the fair value of the reload option awards in 2007. Of the amounts reported in column (f), $12,602,242 and $5,162,289 for each of Dr. Barer and Mr. Hugin, respectively, represent the fair value of the reload option awards in 2006.

Awards of reload options do not result in any greater dilutive effect on the ownership interest of existing stockholders than awards of non-reload options. The amount of the option awards for which compensation expense is identified in column (f) in this Summary Compensation Table for 2007 is comprised of: (a) the amount of the grant date fair value of the option awards granted in 2007 identified in column (l) in the “Grants of Plan-Based Awards Table” included elsewhere in this section and (b) the pro rata amount of the grant date fair value of option awards granted in each of the three years preceding 2007 for which we continue to recognize option expense. We amortize option expense over the requisite vesting period. We have calculated option expense since January 1, 2006 pursuant to FAS 123R. The assumptions used in determining the grant date fair values of these option awards for their respective years are set forth in note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007, filed with the SEC.

(4)	The amounts in column (g) reflect the aggregate cash awards to the named executive officers under the 2007 and 2006 MIP and the 2005 – 2007 and 2004 – 2006 performance periods under the LTIP. The payouts of the cash compensation awards under the 2007 MIP and the 2005 - 2007 performance period under the LTIP were approved by the Compensation Committee on February 4, 2008 and paid shortly thereafter. The MIP and the LTIP are discussed in further detail under the heading “2007 Executive Compensation Components—Cash Bonus/Performance-Based Incentive Compensation” and which, for purposes of this Summary Compensation Table, have been characterized as “Non-Equity Incentive Plan Compensation” under this column (g) rather than “Bonus” under column (d).

(5)	We do not have a pension plan for our named executive officers. Under our Nonqualified Plan, there are no above-market or preferential earnings.

(6)	The amounts in column (i) for Dr. Barer for 2007 and 2006 reflect the following: (a) the value of matching contributions made to our Nonqualified Plan in the amount of $163,542 for 2007 and $143,267 for 2006; (b) professional tax and financial counseling in the amount of $15,000 for 2007 and -0- for 2006; and (c) umbrella insurance premiums paid on his behalf in the amount of $2,875 for 2007 and -0- for 2006. The amounts in column (i) for Mr. Hugin in 2007 and 2006 reflect the following: (a) the value of matching contributions made to our Nonqualified Plan in the amount of $100,838 for 2007 and $91,000 for 2006; (b) umbrella insurance premiums paid on his behalf in the amount of $2,875 for 2007 and -0- for 2006 and (c) Company contributions made to a health savings account in the amount of $1,500 in 2007 and -0- in 2006. The amounts in column (i) for Mr. Gryska in 2007 and 2006 reflect the following: (a) the value of reimbursed relocation expenses in the amount of $81,500 for 2007 and 190,000 for 2006; and (b) professional tax and financial counseling in the amount of $5,567 for 2007 and -0- for 2006. Mr. Gryska’s relocation expenses were originally reported in 2006 as estimated to be $190,000, while actual reimbursed expenses totaled $271,500; therefore, the excess has been reported herein as compensation for 2007. All relocation expense reimbursements were paid in 2007. The amounts in column (i) for Mr. Brouwer for 2007 reflect the following: a matching payment to a pension plan pursuant to Swiss Federal Law in the amount of $43,477, the value of such compensation having been paid in Swiss francs (52,172 CHF) as converted to the U.S. dollar using the 2007 average exchange rate of approximately 1.20 Swiss francs per U. S. dollar. The amounts in column (i) for Dr. Burton for 2007 reflect the following: umbrella insurance premiums in the amount of $1,550.

For purposes of this Summary Compensation Table, matching contributions under our 401(k) Plan in 2007 and 2006 made in the form of shares of our Common Stock are reported as “Stock Awards” under column (e) rather than “All Other Compensation” in column (i).

(7)	Dr. Barer also serves as Chairman of the Board of Directors but does not receive any compensation in such capacity.

(8)	Mr. Hugin also serves as a member of the Board of Directors but does not receive any compensation in such capacity.

(9)	The amounts of compensation paid to Mr. Brouwer reflect the value of such compensation paid in Swiss francs as converted to the U.S. dollar using the 2007 and 2006 average exchange rates of approximately 1.20 and 1.25 Swiss francs per U.S. dollar, respectively.

Employment Agreements

Dr. Barer and Mr. Hugin

     Effective as of May 1, 2006, we entered into new employment contracts with Dr. Barer and Mr. Hugin. The employment agreements have an initial term of three years, which automatically extends for successive one-year terms unless either we or the executive provide written notice to the other, at least six months prior to the expiration of the then term, of such party’s intention to terminate the executive’s employment at the end of such term, unless terminated sooner as provided in the employment agreements. Effective as of May 1, 2007, the employment agreements provided for an annual base salary of $875,000 and $700,000 and an annual MIP target bonus of 100% and 75% of annual base salary, respectively, for each of Dr. Barer and Mr. Hugin. In February 2008, each of Dr. Barer’s and Mr. Hugin’s base salary was approved to be increased effective May 1, 2008 to $971,000 and $750,000, respectively, following the Compensation Committee’s review, consistent with their employment agreement. In addition, pursuant to the LTIP, each of Dr. Barer and Mr. Hugin is eligible to earn an annual LTIP bonus with the threshold, target and maximum bonuses equal to 50%, 100% and 200% of base salary, respectively, for each of Dr. Barer and Mr. Hugin for the three-year performance cycle 2008 - 2010. The employment agreements also provide that Dr. Barer and Mr. Hugin are entitled to reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling, up to a maximum of $15,000 annually, payment of umbrella insurance premiums, and participation in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to our employees.

     The employment agreements provide that if Dr. Barer’s or Mr. Hugin’s employment is terminated due to his disability or incapacitation or for any reason other than by us for “cause,” or due to his death, the executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary, a pro rata share of the executive’s annual target bonus (based on the assumption that all performance or other criteria had been met) and certain accrued benefits. Further, if Dr. Barer’s or Mr. Hugin’s employment is terminated by us without “cause” or because of disability or incapacitation or by the executive for “good reason” at any time during the two-year period following a “change in control” or if their employment is terminated by us without “cause” or by the executive for “good reason” during the 90-day period prior to a “change in control,” the executive is entitled to receive a lump sum payment equal to three times the executive’s then annual base salary plus three times the executive’s highest annual bonus paid within the three years prior to the change in control, certain accrued benefits, payment of health and welfare premiums for the executive and his dependents for three years or, in certain instances, substitute arrangements on a similar tax basis and, upon the occurrence of a “change in control,” full and immediate vesting of all stock options and equity awards; provided, however, that such payment will be reduced by any payments made to the executive prior to the “change in control” on account of the executive’s termination.

     Dr. Barer and Mr. Hugin may also be entitled to receive a gross-up payment in certain circumstances if payments or benefits provided trigger an excise tax under Section 4999 of the Code, but only if the payments and benefits provided exceed 105% of the greatest amount that could be paid without triggering the excise tax. If the payments and benefits provided do not exceed 105% of the greatest amount that could be paid without triggering the excise tax, then the payments and benefits will be reduced to the greatest amount that could be paid without triggering the excise tax.

     Dr. Barer and Mr. Hugin are subject to a non-competition provision which applies during the period they are employed by us and until the first anniversary of the date their employment terminates (or, if change in control payments and benefits are paid, generally the second anniversary of the later of the date their employment terminates or the change in control date). In addition, their agreements contain a patent/ inventions provision and a perpetual confidentiality provision.

     For purposes of Dr. Barer’s and Mr. Hugin’s employment agreements, “cause” generally means:

  the conviction of a crime involving moral turpitude or a felony;

  acts or omissions taken in bad faith and to the detriment of the Company; or

  a breach of any material term of such agreement.

     For purposes of Dr. Barer’s and Mr. Hugin’s employment agreements, “good reason” generally means, without Dr. Barer’s or Mr. Hugin’s consent:

  the failure to elect or appoint the executive to, or reelect or reappoint the executive to, or removal of the executive from, his position with the Company or as a member of the Board of Directors;

  a significant change in the nature or scope of the authorities, powers, functions, duties or responsibilities normally attached to the executive’s position;

  a determination by the executive made in good faith that, as a result of a change in control, he is unable effectively to carry out the authorities, powers, functions, duties or responsibilities attached to his position;

  a breach by the Company of any material provision of the agreement;

  a reduction in annual base salary;

  a 50-mile or greater relocation of the Company’s principal office;

  the failure of the Company to continue any health or welfare plan, employee benefit plan, pension plan, fringe benefit plan or compensation plan in which the executive is participating immediately prior to a change in control, unless the executive is provided substantially comparable benefits at no greater after-tax cost or the Company’s taking any action which adversely affects the executive’s participation in or which reduces the executive’s benefits under any such plan; or

  the failure of a successor to assume the agreement.

     For purposes of Dr. Barer’s and Mr. Hugin’s employment agreements, “change in control” generally means:

  any person becomes the beneficial owner of Company securities which represent 30% of the total combined voting power of the Company’s then outstanding securities;

  a merger, consolidation or other business combination of the Company;

  the persons who are members of the Board of Directors cease to constitute at least a majority of the Board of Directors; or

  the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets.

Messrs. Gryska and Brouwer and Dr. Burton

     Effective as of December 6, 2006, we entered into an employment letter agreement with Mr. Gryska. The letter agreement provides for an initial annual base salary of $450,000 and a target incentive under the MIP equal to 50% of annual base salary (up to a maximum of 200%) and a target LTIP of 50% of annual base salary (up to a maximum of 100%). In February 2008, after the Compensation Committee’s review, Mr. Gryska’s base salary was increased to $480,000, his target incentive under the MIP was increased to 60% of annual base salary and his target incentive under LTIP was increased to 100% of annual base salary (up to a maximum of 200%). Mr. Gryska is also entitled to reimbursement for reasonable expenses incurred in obtaining professional tax and financial counseling, up to a maximum of $15,000 annually, and payment of umbrella insurance premiums (which Mr. Gryska waived for 2007). The letter agreement also provides that Mr. Gryska is entitled to participate in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to our employees. In addition, pursuant to the letter agreement, Mr. Gryska is entitled to a grant of an option to purchase 100,000 shares of the Company’s Common Stock and certain relocation benefits which were paid to him in 2007. The letter agreement also provides that if Mr. Gryska’s employment is terminated by us for any reason other than for cause or as a result of a change in control, he is entitled to receive a lump sum payment equal to 12 months’ base salary and bonus, less applicable taxes. We have amended Mr. Gryska’s employment agreement effective April 28, 2008 as follows: (i) to define the term “cause” as such term is defined in Dr. Barer’s employment agreement; (ii) to define “change in control” as such term is defined in the 1998 Stock Incentive Plan; and (iii) to include 12 months of Company-paid benefit coverage under the Consolidated Omnibus Budget Reconciliation Act of 1985, as amended, or COBRA, for health and dental insurance, subject to Mr. Gryska’s payment of premiums at the applicable active rate (at a coverage level equal to or below elected coverage on the day before the termination date) in the event of certain terminations. We do not have any separate change in control agreements or arrangements with Mr. Gryska.

     Effective as of November 2, 2005, we entered into an employment letter agreement with Mr. Brouwer. The letter agreement provides for an initial annual base salary of 585,000 Swiss francs (or $466,641 based on the 2006 average exchange rate of approximately 1.25 Swiss francs per U.S. dollar) and an annual target bonus of 50% of annual base salary and a grant of a fully vested option to purchase 150,000 shares of our Common Stock. In February 2008, after the Compensation Committee’s review, Mr. Brouwer’s base salary was increased to 607,680 Swiss francs (or $570,000 based on the 2007 average exchange rate of approximately 1.20 Swiss francs per U.S. dollar). The letter agreement also provides that Mr. Brouwer is entitled to participate in all employee benefit programs offered by our subsidiary, Celgene International Sarl. We do not have any change in control agreements or arrangements with Mr. Brouwer since Mr. Brouwer is an employee of Celgene International Sarl. We also make contributions into a non-company sponsored pension plan as required pursuant to the laws of Switzerland. We do not have any change in control agreements or arrangements with Mr. Brouwer.

     Effective as of June 2, 2003, we entered into an employment letter agreement with Dr. Burton. The letter agreement provides for an initial annual base salary of $375,000 and an annual target bonus of 40% of annual base salary. In addition, pursuant to his letter agreement, Dr. Burton received an initial grant of an option to purchase 50,000 shares of our Common Stock (at the fair market value of our Common Stock on the grant date) and is entitled to receive an annual grant to purchase 20,000 shares of our Common Stock (at the fair market value of our Common Stock on the grant date). In February 2008, after the Compensation Committee’s review, Dr. Burton’s base salary was increased to $450,000, his target incentive under the MIP was increased to 50% of annual base salary and his target LTIP was increased to 50% (with a maximum of 100%). Dr. Burton’s annual option grant target to purchase up to 20,000 shares of Common Stock was increased to 25,000 shares of Common Stock after the Compensation Committee’s review. The letter agreement also provides that Dr. Burton is entitled to participate in all group health and insurance programs and all other fringe benefit or retirement plans which are generally available to our employees. In addition, the letter agreement provides that if Dr. Burton’s employment is terminated by us without “cause,” he is entitled to receive a lump sum payment equal to 12 months’ base salary, less applicable taxes. We have amended Dr. Burton’s employment agreement effective April 28, 2008 as follows: (i) to define the term “cause” as such term is defined in Dr. Barer’s employment agreement; (ii) to include bonus in the severance calculation; (iii) to include 12 months of Company-paid COBRA benefit coverage for health and dental insurance, subject to Dr. Burton’s payment of premiums at the applicable active rate (at a coverage level equal to or below elected coverage on the day before the termination date) in the event of certain terminations and (iv) to provide that if Dr. Burton is terminated for any reason on or following a “change in control” (as defined in the 1998 Stock Incentive Plan) he will receive the same severance payable if he is terminated by the Company other than for cause. We do not have any change in control agreements or arrangements with Dr. Burton.

GRANTS OF PLAN-BASED AWARDS TABLE

     The following table provides information about equity and non-equity awards granted to named executive officers eligible to participate in 2007: (1) the grant date; (2) the estimated potential/future payouts under: (a) our LTIP non-equity incentive plan awards, which consist of estimated future payouts under the LTIP for the 2007 – 2009 performance period granted in 2007 and payable after the three-year performance period if either the threshold, target or maximum goal is satisfied and (b) the target and maximum potential MIP payouts that could have been earned in 2007; (3) all matching contributions under our 401(k) Plan in 2007 that were made in the form of shares of our Common Stock; (4) all stock option awards, which consist of the number of shares underlying stock options awarded to named executive officers in 2007; (5) the exercise price of the stock option awards, which reflects the closing price of the shares of our Common Stock on the date of grant and (6) the grant date fair value of each equity award computed under SFAS No. 123R.

										All Other	All Other
										Stock	Option
										Awards	Awards	Exercise	Grant Date
							Estimated Future			Number of	Number of	or	Fair Value
				Estimated Potential/Future			Payouts Under Equity			Shares of	Securities	Base Price	of Stock
				Payouts Under Non-Equity			Incentive Plan Awards			Stock or	Underlying	of Option	and Option
	Grant		Comm(1)	Incentive Plan Awards			Threshold	Target	Maximum	Units	Options	Awards	Awards
Name	Date		Action	Threshold	Target	Maximum	(#)	(#)	(#)	(#)(2)	(#)(3)	($/Sh)(4)	(Per Share)(5)
(a)	(b)			(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
Sol J. Barer, Ph.D.	2/2/07	(6)		$375,000	$750,000	$1,500,000
	2/2/07	(7)		$0	$750,000	$1,500,000
	1/9/07		12-13-06								25,000	$54.85	$556,340
	4/10/07		12-13-06								60,000	$58.04	$1,403,418
	7/10/07		12-13-06								60,000	$58.53	$1,364,370
	10/9/07		12-13-06								60,000	$73.55	$1,770,660
	3/21/08									227
Robert J. Hugin	2/2/07	(6)		$313,000	$626,000	$1,252,000
	2/2/07	(7)		$0	469,500	$939,000
	1/9/07		12-13-06								15,000	$54.85	$333,804
	4/10/07		12-13-06								30,000	$58.04	$701,709
	7/10/07		12-13-06								30,000	$58.53	$682,185
	10/9/07		12-13-06								30,000	$73.55	$885,330
	3/21/08									227
David W. Gryska	2/2/07	(6)		$112,500	$225,000	$450,000
	2/2/07	(7)		$0	$225,000	$450,000
	1/9/07		12-13-06								6,250	$54.85	$139,085
	3/6/07	(8)									25,000	$51.24	$509,070
	4/10/07		12-13-06								15,000	$58.04	$350,855
	6/6/07	(8)									25,000	$60.67	$601,795
	7/10/07		12-13-06								15,000	$58.53	$341,093
	9/6/07	(8)									25,000	$66.59	$655,575
	10/9/07		12-13-06								15,000	$73.55	$442,665
	3/21/08									227
Aart Brouwer(9)	2/2/07	(6)		$112,500	$225,000	$450,000
	2/2/07	(7)		$0	$363,808	$707,616
	1/9/07		12-13-06								3,750	$54.85	$83,451
	4/10/07		12-13-06								6,187	$58.04	$144,716
	7/10/07		12-13-06								6,187	$58.53	$140,689
	10/9/07		12-13-06								6,188	$73.55	$182,614
Graham Burton, MBBS, FRCP	2/2/07	(6)		$104,050	$208,100	$416,200
	2/2/07	(7)		$0	$166,479	$332,958
	1/9/07		12-13-06								3,750	$54.85	$83,451
	3/2/07	(10)									7,383	$51.30	$120,931
	4/10/07		12-13-06								10,312	$58.04	$241,201
	7/10/07		12-13-06								10,312	$58.53	$234,490
	10/9/07		12-13-06								10,313	$73.55	$304,347
	3/21/08									227

____________________

(1)

“Comm Action” refers to the date the Compensation Committee voted to approve the 2007 stock option grants listed in column (b) with respect to stock options to be granted under the 1998 Stock Incentive Plan, as amended. December 13, 2006 reflects the date on which the awards were actually granted to the named executive officers.

(2)	This column represents matching contributions under our 401(k) Plan earned in 2007 (and paid in 2008 with respect to the 2007 plan year) which were made in the form of shares of Common Stock.

(3)

All options granted in 2007 were granted pursuant to our 1998 Stock Incentive Plan. The reload option grants vest six months after the grant date. All other option grants vest in annual increments of 25% of each total grant. All options were granted at the fair market value of Common Stock on the effective date of grant.

(4)	This column reflects the exercise price for the stock options granted, which was the closing price of the shares of our Common Stock on the date of grant.

(5)	This column reflects the full grant date fair value of stock options under FAS No. 123R granted to the named executive officers in 2007. We use the Black-Scholes option pricing model to estimate the fair value of options on the date of grant which requires certain estimates to be made by management including the expected forfeiture rate and expected term of the options. The actual value, if any, that a named executive officer may realize upon exercise of stock options will depend on the excess of the stock price over the base value on the date of exercise, so there is no assurance that the value realized by a named executive officer will be at or near the value estimated by the Black-Scholes model. The assumptions used in determining the grant date fair values of these awards are set forth in note 13 to our consolidated financial statements, which are included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

(6)	The amounts reflected in columns (c), (d) and (e) represent the estimated target range of the future payout for the LTIP for each named executive officer, which was established by the Compensation Committee on February 2, 2007. These amounts may be earned after completion of the 2007 – 2009 LTIP performance cycle, due to the named executive officer’s status as an eligible participant in 2007 if the threshold, target or maximum goals are satisfied for at least one performance measure. The potential payouts are performance-driven and therefore completely at risk. Awards under the 2007-2009 cycle are payable in cash or shares (the number of shares would be based on the cash amount divided by the fair market value of our Common Stock at the time of payment) at the discretion of the Compensation Committee. (We anticipate at this time that payment will be in cash rather than shares; thus the estimated payments are reflected in the “non-equity awards” column rather than the “equity awards” column. For additional information regarding LTIP awards, see “Cash Bonus/Performance-Based Incentive Compensation—Long-Term Incentive Plan” under the “Compensation Discussion and Analysis.”)

(7)	The amounts reflected in columns (c), (d) and (e) represent the potential target and maximum payouts of the awards granted in 2007 to each named executive officer under the MIP, which were established by the Compensation Committee on February 2, 2007. See “Cash Bonus/Performance-Based Incentive Compensation—Management Incentive Plan” under the “Compensation Discussion and Analysis” heading for more information regarding the bonus targets under the MIP. See footnote 4 to the Summary Compensation Table for the actual amounts that were approved by the Compensation Committee on February 2, 2008 and paid to the named executive officers shortly thereafter under the MIP. The maximum MIP is 200% of annual bonus target.

(8)	Represents stock option grants awarded pursuant to new hire offer letters.

(9)	The amounts reflect the value of Mr. Brouwer’s compensation to be paid in Swiss francs as converted to the U.S. dollar using the 2007 average exchange rate of approximately 1.20 Swiss francs per U.S. dollar.

(10)	These options are reload options, granted following the exercise of options with a reload feature. We amended the 1998 Stock Incentive Plan to eliminate the reload feature for all stock options granted on or after October 1, 2004.

OUTSTANDING EQUITY AWARDS VALUE AT FISCAL YEAR-END TABLE

     The following tables provide information on the current holdings of stock option awards by our named executive officers. Each equity grant is shown separately for each named executive officer. For additional information about the option awards, see “Stock Option Grants under our Stock Incentive Plan” under “Compensation Discussion and Analysis” elsewhere in this Proxy Statement.

Sol J. Barer, Ph.D.

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market or
			Plan					Number of	Payout
			Awards:				Market	Unearned	Value of
	Number	Number	Number of			Number	Value of	Shares,	Unearned
	of	of	Securities			of Shares	Shares or	Units or	Shares,
	Securities	Securities	Underlying			or Units	Units of	Other	Rights
	Underlying	Underlying	Unexercised			of Stock	Stock	Rights	That
	Unexercised	Unexercised	Unearned	Option	Option	That Have	That Have	That Have	Have Not
	Options (#)	Options (#)	Options	Exercise	Expiration	Number	Mkt Value	Not Vested	Vested
Name	Exercisable(1)	Unexercisable(2)	(#)	Price	Date	(#)	($)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Sol J. Barer, Ph.D. (3)		60,000	—	$73.55	10/9/2017	—	—	—	—
	102,749			$59.01	9/19/2010
	11,845			$59.01	7/6/2014
		60,000		$58.53	7/10/2017
		60,000		$58.04	4/10/2017
		25,000		$54.85	1/9/2017
	169,016			$42.39	9/19/2010
	36,377			$42.39	9/15/2013
	36,320			$42.39	12/15/2013
	25,709			$42.39	7/6/2014
	26,325			$42.39	6/20/2016
	221,171			$42.39	6/10/2013
	139,600			$42.39	1/21/2014
	37,752			$42.39	4/6/2014
	64,152			$35.67	12/29/2015
	135,848			$35.67	12/29/2015
	200,000			$34.05	12/29/2015
	15,000	15,000		$26.74	10/4/2015
	108,534			$26.35	1/17/2011
	111,488			$26.35	1/25/2012
	27,666			$26.35	6/18/2012
	27,686			$26.35	10/22/2012
	28,674			$26.35	12/31/2012
	40,490			$26.35	6/10/2013
	15,000	15,000		$20.61	7/5/2015
	15,000	15,000		$17.12	4/5/2015
	60,000			$15.49	10/5/2014
	59,608	60,000		$14.25	2/15/2015
	7,500	15,000		$12.59	1/4/2015
	600,000			$6.45	2/3/2010
	420,000			$1.50	4/20/2009
	347,280			$1.38	1/22/2009
	119,728			$0.71	1/30/2008

Robert J. Hugin

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market or
			Plan				Market	Number of	Payout
			Awards:			Number	Value of	Unearned	Value of
	Number	Number	Number of			of Shares	Shares or	Shares,	Unearned
	of	of	Securities			or Units	Units of	Units or	Shares,
	Securities	Securities	Underlying			of Stock	Stock	Other	Rights
	Underlying	Underlying	Unexercised			That Have	That Have	Rights	That
	Unexercised	Unexercised	Unearned	Option	Option	Not	Not	That Have	Have Not
	Options (#)	Options (#)	Options	Exercise	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable(1)	Unexercisable(2)	(#)	Price	Date	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Robert J. Hugin	30,000	30,000	—	$73.55	10/9/2017	—	—	—	—
	119,495			$59.01	9/19/2010
	1,694			$59.01	1/17/2011
	1,694			$59.01	1/25/2012
	1,694			$59.01	6/10/2013
	1,694			$59.01	1/21/2014
	7,897			$59.01	7/6/2014
		30,000		$58.53	7/10/2017
		30,000		$58.04	4/10/2017
		15,000		$54.85	1/9/2017
	70,235			$42.39	9/19/2010
	24,249			$42.39	9/15/2013
	24,213			$42.39	12/15/2013
	68,716			$42.39	1/21/2014
	25,168			$42.39	4/6/2014
	17,139			$42.39	7/6/2014
	120,000			$35.67	12/29/2015
	120,000			$34.05	12/29/2015
	10,000	10,000		$26.74	10/4/2015
	73,538			$25.68	1/17/2011
	75,838			$25.68	1/25/2012
	19,448			$25.68	6/18/2012
	19,464			$25.68	10/22/2012
	20,172			$25.68	12/31/2012
	232,068			$25.68	6/10/2013
	25,958			$25.68	1/21/2014
	10,000	10,000		$20.61	7/5/2015
	10,000	10,000		$17.12	4/5/2015
	40,000			$15.49	10/5/2014
	40,000	40,000		$14.25	2/15/2015
	10,000	10,000		$12.59	1/4/2015
	420,000			$6.45	2/3/2010
	1,046,400			$1.30	6/22/2009

David W. Gryska, Aart Brouwer and Graham Burton, MBBS, FRCP

	Option Awards					Stock Awards
									Equity
								Equity	Incentive
								Incentive	Plan
			Equity					Plan	Awards:
			Incentive					Awards:	Market or
			Plan				Market	Number of	Payout
			Awards:			Number	Value of	Unearned	Value of
	Number	Number	Number of			of Shares	Shares or	Shares,	Unearned
	of	of	Securities			or Units	Units of	Units or	Shares,
	Securities	Securities	Underlying			of Stock	Stock	Other	Units or Other
	Underlying	Underlying	Unexercised			That Have	That Have	Rights	Rights That
	Unexercised	Unexercised	Unearned	Option	Option	Not	Not	That Have	Have Not
	Options (#)	Options (#)	Options	Exercise	Expiration	Vested	Vested	Not Vested	Vested
Name	Exercisable(1)	Unexercisable(2)	(#)	Price	Date	(#)	(#)	(#)	($)
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
David W. Gryska		15,000	—	$73.55	10/9/2017	—	—	—	—
		25,000		$66.59	9/6/2017
		25,000		$60.67	6/6/2017
		15,000		$58.53	7/10/2017
		15,000		$58.04	4/10/2017
	25,000			$57.58	12/6/2016
		6,250		$54.85	1/9/2017
		25,000		$51.24	3/6/2017
Aart Brouwer		6,188	—	$73.55	10/9/2017	—	—	—	—
		6,187		$58.53	7/10/2017
		6,187		$58.04	4/10/2017
		3,750		$54.85	1/9/2017
	25,000			$35.67	12/29/2015
	25,000			$34.05	12/29/2015
	300,000			$28.85	11/2/2015
				$73.55	10/9/2017
Graham Burton, MBBS, FRCP		10,313	—
		10,312		$58.53	7/10/2017	—	—	—	—
	10,312			$58.04	4/10/2017
	1,292			$55.00	11/10/2016
		3,750		$54.85	1/9/2017
	7,383			$51.30	7/3/2013
	4,811			$41.53	7/3/2013
	20,000			$35.67	12/29/2015
	20,000			$34.05	12/29/2015
	3,748	3,752		$26.74	10/4/2015
	3,749	3,751		$20.61	7/5/2015
	3,749	3,751		$17.12	4/5/2015
	11,250	3,750		$15.49	10/5/2014
	11,248	3,752		$14.16	7/6/2014
	11,248	3,752		$13.09	4/6/2014
	3,749	3,751		$12.59	1/4/2015
	15,000			$11.21	12/15/2013
	159,115			$7.78	7/3/2013

____________________

(1)	Represents vested options under the 1992 Long-Term Incentive Plan and the 1998 Stock Incentive Plan.

(2)	Pursuant to the 1998 Stock Incentive Plan, options granted to employees (including the named executive officers) are immediately exercisable. However, the shares of Common Stock acquired upon exercise would be subject to the same vesting schedule as the underlying options (i.e., in four equal annual installments beginning on the first anniversary of the grant date).

(3)	Includes options held by the Sol Barer 2006 Grantor Retained Annuity Trust, the Sol Barer 2008 Grantor Retained Annuity Trust and the Meryl Barer 2008 Grantor Retained Annuity Trust. Meryl Barer is Dr. Barer’s spouse. Dr. Barer disclaims beneficial ownership over shares of Common Stock underlying options held by Meryl Barer’s 2008 Grantor Retained Annuity Trust.

OPTION EXERCISES AND STOCK VESTED TABLE

	Option Awards		Stock Awards
			Number
	Number of	Value	of Shares
	Shares	Realized	Acquired	Value
	Acquired on	on	on Vesting	Realized on
Name	Exercise (#)	Exercise(1)	(#)	Vesting(2)
(a)	(b)	(c)	(d)	(e)
Sol J. Barer, Ph.D.	7,892	$288,155	227	$10,481
Robert J. Hugin	—	—	227	$10,481
David W. Gryska	—	—	227	$10,481
Aart Brouwer	—	—	—	—
Graham Burton, MBBS, FRCP	15,189	$660,987	227	$10,481
____________________

(1)	Stock options granted under the 1998 Stock Incentive Plan vest in four equal annual installments beginning on the first anniversary of the grant date. The value realized when the stock options become vested represents the excess of the fair market value of the shares at the time of exercise over the exercise price of the stock options.

(2)	Value realized on vesting represents the number of shares acquired on vesting multiplied by the market value of the shares of Common Stock on the vesting date, which is the closing price of the shares on December 31, 2007.

NONQUALIFIED DEFERRED COMPENSATION TABLE

	Executive	Company	Aggregate		Aggregate
	Contributions	Contributions	Earnings in	Aggregate	Balance at Last
	in Last Fiscal	in Last Fiscal	Last Fiscal	Withdrawals/	Fiscal Year
Name	Year(1)	Year(2)	Year(3)	Distributions	End(4)
(a)	(b)	(c)	(d)	(e)	(f)
Sol J. Barer, Ph.D.	$1,251,267	$165,625	$379,771	—	$5,339,267
Robert J. Hugin	$100,838	$100,838	$139,256	—	$1,923,470
David W. Gryska	$90,000	$—	$951	—	$90,951
Aart Brouwer	$—	$—	$—	—	$—
Graham Burton, MBBS, FRCP	$—	$—	$6,539	—	$57,249
____________________

(1)	The amounts reported in column (b) reflect deferrals under the Nonqualified Plan of base salary and/or bonus earned by and paid to the applicable named executive officers in 2007. A portion of the amounts reported as salary and/or bonus in the Summary Compensation Table, column (c) and/or (g), respectively were deferred by Dr. Barer and Messrs. Hugin and Gryska in 2007 as follows: with respect to Dr. Barer $1,044,236 of salary and $207,031 of bonus; with respect to Mr. Hugin $100,838 of salary; and with respect to Mr. Gryska $90,000 of salary.

(2)	The amounts reported in column (c) for the applicable named executive officers are also reported and included within “all other compensation” in the “Summary Compensation Table,” column (i).

(3)	None of the amounts reported in column (d) for the applicable named executive officers is reported as compensation in the “Summary Compensation Table.”

(4)

The amounts reported in column (f) for the applicable named executive officers include amounts previously reported in our Summary Compensation Table in previous years when earned. The aggregate balance for each of the accounts of Dr. Barer, Mr. Hugin and Dr. Burton in 2006 was $3,542,604, $1,582,540 and $50,709.49, respectively. Amounts previously reported in such years include previously earned, but deferred, salary and incentive and company matching contributions. This total reflects the cumulative value of each named executive officer’s deferrals, match and investment experience. The amounts reported in column (f) above are also disclosed as “Nonqualified Plan” payments in the tables included in the section entitled, “Potential Payments Upon Termination or Change in Control” for each applicable named executive officer.

     The Nonqualified Plan is an unfunded nonqualified deferred compensation plan to which our U.S. named executive officers may elect to defer up to 25% of their base salary and up to 100% of annual bonus. Generally, a deferral election must be made no later than December 31 of the previous year, and is irrevocable. Deferrals with respect to salary are deducted from the participant’s salary in equal installments for the period of January 1 to December 31 of each year. These deferral elections are for the salary earned by the participant for the particular salary pay period during that year, which would otherwise be payable to the participant in such pay period. The election to defer salary under the Nonqualified Plan is in addition to any deferral election made by the participant under our 401(k) Plan. Deferrals for performance-based annual bonuses are for those bonuses earned during the year in question, which are payable the following year. The performance-based annual bonus deferral elections may be modified or revoked before June 30 of the year in question.

     The Nonqualified Plan authorizes us to make a matching contribution at our the sole discretion. The Nonqualified Plan provides for matching contributions of 20% and 15% of deferred base salary of Dr. Barer and Mr. Hugin, respectively. The participant is 100% vested at all times in his deferred cash account.

     The Nonqualified Plan credits earnings to deferral amounts based upon “deemed” investments in mutual funds investing in equity instruments or debt securities chosen by each participant (which the participant may change at any time) from a “menu” of fund options provided by us. The investment returns credited to participants’ accounts in the Nonqualified Plan correspond to actual returns of the chosen funds. The performance of the mutual funds fluctuates with the conditions of the capital markets and the economy generally, and is affected by prevailing interest rates and credit risks.

     The Nonqualified Plan provides for payment of deferred compensation and earnings thereon. A distribution is made upon separation from service with us or death of a participant (in such a case, to the designated beneficiary). Distributions may be made in five to 15 annual installments, as elected by the participant. The first installment will be paid six months after termination or retirement, and thereafter on each annual anniversary. If a participant dies before installment payments have commenced, a lump sum will be distributed to the participant’s beneficiary as soon as administratively feasible thereafter, to the extent no adverse tax consequences are triggered under Section 409A of the Code. If a participant dies after the date distributions have commenced, then installment payments shall continue to be distributed to such participant’s beneficiary in accordance with the participant’s election. Loans are not permitted under the Nonqualified Plan, although emergency distributions are permitted in the case of certain emergencies.

     The Nonqualified Plan is intended to provide participants with a tax deferral opportunity for compensation paid by us. The deferred amounts are not subject to income tax or income tax withholding when earned and deferred, but are fully taxable (and withheld appropriately) when distributed.

     We have been relying on the transition period provided by the Internal Revenue Service to review and amend the Nonqualified Plan when necessary to comply with Section 409A of the Code. However, effective January 1, 2008, we amended and restated the Nonqualified Plan in a manner intended to comply with Code Section 409A and the regulations and guidance issued thereunder, resulting in certain modifications, including the following:

  Increasing the permissible percentage of base salary deferrals from 25% to 90%;

  Allowing deferrals of up to 100% of LTIP awards, MIP awards, and retention and new hire deferred bonuses;

  Permitting deferral elections and modifications of elections for performance-based compensation through June 30th of each year;

  Modifying distribution options available upon termination of employment to include a lump sum payment or annual installments of two to 15 years;

  Allowing participants to elect to receive payments from accounts on up to three “in-service” distribution dates in a lump sum or two to five annual installments; and

  Changing the date for distribution of accounts upon termination of employment from the later of age 55 or the one-year anniversary of termination to the first day of the seventh month following termination.

Potential Payments Upon Termination or Change in Control

     The following tables summarize the value of the termination payments and benefits that Dr. Barer, Messrs. Hugin, Gryska and Brouwer and Dr. Burton would receive if they had terminated employment or a change in control of the Company occurred on December 31, 2007 under the circumstances shown. For further description of the employment agreements governing these payments, see “Additional Information Regarding Executive Compensation Service and Employment Agreements.” The tables exclude (i) amounts accrued through December 31, 2007 that would be paid in the normal course of continued employment, such as accrued but unpaid salary and earned annual bonus for 2007, (ii) vested account balances under our 401(k) Plan that is generally available to all of our employees and (iii) any post-employment benefits that are available to all of our salaried employees and do not discriminate in favor of the named executive officers.

Sol J. Barer, Ph.D.
							Termination	Termination in
							by Company	connection with a
Benefit	Retirement		Death		Disability		without cause	change in control
(a)	(b)		(c)		(d)		(e)	(f)
Cash Severance	$—		$2,430,383	(1)	$2,430,383	(1)	$2,430,383 (1)	$6,484,183	(2)(3)
Acceleration of Stock
Options	$3,534,600	(4)	$3,534,600	(4)	$3,534,600	(4)	$—	$3,534,600	(4)
MIP Payment	$875,000	(5)	$—	(5)	$—		$—	$—
LTIP Payment	$1,928,383	(6)	$1,928,383	(6)	$1,928,383	(6)	$—	$2,647,000	(7)
Nonqualified Plan	$5,339,267	(8)	$5,339,267	(8)	$5,339,267	(8)	$5,339,267 (8)	$5,339,267	(8)
Health & Welfare Benefits	$—		$—		$—		$—	$92,435	(9)
280G Tax Gross-Ups	$—		$—		$—		$—	$—
TOTAL	$11,677,250		$13,232,633		$13,232,633		$7,769,650	$18,097,485

__________________

(1)

Executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary and a pro rata share of the executive’s annual (MIP) target bonus (based on the assumption that all performance or other criteria had been met) which equals the total MIP award, assuming the executive’s termination of employment on December 31, 2007.

(2)

Executive is entitled to receive the payments and benefits set forth in this section if his employment is terminated: (i) by us without cause, by the executive for good reason or due to the executive’s disability within two years following a change in control or (ii) by us without cause or by the executive for good reason within 90 days prior to a change in control.

(3)

Executive is entitled to receive a lump sum payment equal to three times the executive’s then annual base salary plus three times the executive’s highest annual (MIP) bonus paid within the three years prior to the change in control.

(4)

Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options as of December 31, 2007. In connection with a change in control, stock options will become fully vested without regard to whether there is a termination of employment. For this purpose, “retirement” generally means termination of the executive by us without cause on or after the executive’s attainment of age 55, except with respect to stock options granted after June 18, 2002, “retirement” generally means the executive’s voluntary resignation on or after on or after the executive’s attainment of age 55 and the completion of five years of service.

(5)

The MIP provides for a pro rata award payable on the executive’s retirement or death. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2007. Pursuant to his employment agreement, the executive is entitled to a MIP payment upon his death which has been included in the “Cash Severance” section of the table.

(6)

The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2007.

(7)

Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2007.

(8)

The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Dr. Barer in the form of payroll deductions and matching company contributions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this Proxy Statement. For purposes of the Nonqualified Plan, “retirement” generally means executive’s attainment of age 55.

(9)

Executive is entitled to a grossed-up payment of health and welfare premiums for the executive and his dependents for three years and, thereafter, executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at our expense.

Robert J. Hugin
							Termination	Termination in
							by Company	connection with a
Benefit	Retirement		Death		Disability		without cause	change in control
(a)	(b)		(c)		(d)		(e)	(f)
Cash Severance	$—		$1,810,436	(1)	$1,810,436	(1)	$1,810,436 (1)	$4,733,116	(2)(3)
Acceleration of Stock
Options	$2,356,400	(4)	$2,356,400	(4)	$2,356,400	(4)	$—	$2,356,400	(4)
MIP Payment	$525,000	(5)	$—	(5)	$—		$—	$—
LTIP Payment	$1,677,436	(6)	$1,677,436	(6)	$1,677,436	(6)	$—	$2,286,000	(7)
Nonqualified Plan	$1,923,470	(8)	$1,923,470	(8)	$1,923,470	(8)	$1,923,470 (8)	$1,923,470	(8)
Health & Welfare
Benefits	$—		$—		$—		$—	$86,621	(9)
280G Tax Gross-Ups	$—		$—		$—		$—	$—
TOTAL	$6,482,306		$7,767,742		$7,767,742		$3,733,906	$11,385,607
________________

(1)

Executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary and a pro rata share of the executive’s annual (MIP) target bonus (based on the assumption that all performance or other criteria had been met) which equals the total MIP award, assuming the executive’s termination of employment on December 31, 2007.

(2)

Executive is entitled to receive the payments and benefits set forth in this section if his employment is terminated: (i) by the us without cause, by the executive for good reason or due to the executive’s disability within two years following a change in control or (ii) by us without cause or by the executive for good reason within 90 days prior to a change in control.

(3)

Executive is entitled to receive a lump sum payment equal to three times the executive’s then annual base salary plus three times the executive’s highest annual (MIP) bonus paid within the three years prior to the change in control.

(4)

Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options as of December 31, 2007. In connection with a change in control, stock options will become fully vested without regard to whether there is a termination of employment. For this purpose, “retirement” generally means termination of the executive by us without cause on or after the executive’s attainment of age 55, except with respect to stock options granted after June 18, 2002, “retirement” generally means the executive’s voluntary resignation on or after on or after the executive’s attainment of age 55 and the completion of five years of service.

(5)

The MIP provides for a pro rata award payable on the executive’s retirement or death. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2007. Pursuant to his employment agreement, the executive is entitled to a MIP payment upon his death which has been included in the “Cash Severance” section of the table.

(6)

The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2007.

(7)

Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2007.

(8)

The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Mr. Hugin in the form of payroll deductions and matching company contributions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this Proxy Statement. For purposes of the Nonqualified Plan, “retirement” generally means executive’s attainment of age 55.

(9)

Executive is entitled to a grossed-up payment of health and welfare premiums for the executive and his dependents for three years and, thereafter, executive is entitled to continued participation in our group health plan, assuming he makes a timely election of continuation coverage under COBRA, at our expense.

David W. Gryska
							Termination	Termination in
							by Company	connection with a
Benefit	Retirement		Death		Disability		without cause	change in control
(a)	(b)		(c)		(d)		(e)	(f)
Cash Severance	$—		$—		$—		$675,000 (1)	$675,000	(1)(2)
Acceleration of Stock Options	$—		$—		$—		$—	$0	(3)
MIP Payment	$225,000	(4)	$225,000	(4)	$—		$—	$—
LTIP Payment	$74,250	(5)	$74,250	(5)	$74,250	(5)	$—	$225,000	(6)
Nonqualified Plan	$90,951	(7)	$90,951	(7)	$90,951	(7)	$90,951 (7)	$90,951	(7)
TOTAL	$390,201		$390,201		$165,201		$765,951	$990,951
__________________

(1)

Executive is entitled to receive a lump sum payment equal to the executive’s then annual base salary, and the executive’s annual (MIP) target bonus (based on the assumption that all performance or other criteria had been met).

(2)	Executive is entitled to receive the payments and benefits set forth in this section if his employment is terminated as a result of a change in control.

(3)

Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options as of December 31, 2007. In connection with a change in control, stock options will become fully vested without regard to whether there is a termination of employment.

(4)

The MIP provides for a pro rata award payable on the executive’s retirement or death. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2007.

(5)

The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2007.

(6)

Upon a change in control, the executive is entitled to his target award for the 2007-2009 plan cycle or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2007.

(7)

The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Mr. Gryska in the form of payroll deductions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this Proxy Statement. For purposes of the Nonqualified Plan, “retirement” generally means executive’s attainment of age 55.

Graham Burton, MBBS, FRCP
							Termination	Termination in
							by Company	connection with a
Benefit	Retirement		Death		Disability		without cause	change in control
(a)	(b)		(c)		(d)		(e)	(f)
Cash Severance	$—		$—		$—		$432,846 (1)	$432,846	(2)
Acceleration of Stock
Options	$—		$—		$—		$—	$764,076	(3)
MIP Payment	$173,138	(4)	$173,138	(4)	$—		$—	$—
LTIP Payment	$586,358	(5)	$586,358	(5)	$586,358	(5)	$—	$792,985	(6)
Nonqualified Plan	$57,249	(7)	$57,249	(7)	$57,249	(7)	$57,249 (7)	$57,249	(7)
TOTAL	$816,745		$816,745		$643,607		$490,095	$2,047,156
____________________

(1)	Executive is entitled to receive a lump sum payment equal to the executive’s base salary.

(2)	Reflects a lump sum payment equal to the executive’s base salary, assuming the executive was terminated by us without cause in connection with a change in control.

(3)

Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options as of December 31, 2007. In connection with a change in control, stock options will become fully vested without regard to whether there is a termination of employment.

(4)

The MIP provides for a pro rata award payable on the executive’s retirement or death. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2007.

(5)

The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2007.

(6)

Upon a change in control, the executive is entitled to his target award for each plan cycle in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control occurred on December 31, 2007.

(7)

The Nonqualified Plan provides for payment of deferred compensation (based upon contributions made by Dr. Burton in the form of payroll deductions) and earnings thereon. Amounts payable under the Nonqualified Plan are described and quantified in the “Nonqualified Deferred Compensation Table” (column f) included elsewhere in this Proxy Statement. For purposes of the Nonqualified Plan, “retirement” generally means executive’s attainment of age 55.

Aart Brouwer
						Termination in
						connection with a
Benefit	Retirement		Death		Disability	change in control
(a)	(b)		(c)		(d)	(f)
Cash Severance	$—		$—		$—	$—
Acceleration of Stock Options	$—		$—		$—	$0 (1)
MIP Payment	$285,000	(2)	$285,000	(2)	$—	$—
LTIP Payment	$450,000	(3)	$450,000	(3)	$450,000 (3)	$450,000 (4)
Nonqualified Plan	$—		$—		$—	$—
TOTAL	$735,000		$735,000		$450,000	$450,000

____________________

(1)

Reflects the excess of the fair market value of the underlying shares over the exercise price of all unvested options as of December 31, 2007. In connection with a change in control, stock options will become fully vested without regard to whether there is a termination of employment.

(2)

The MIP provides for a pro rata award payable on the executive’s retirement or death. The MIP payment in the table reflects the total MIP award, assuming the executive’s termination of employment on December 31, 2007.

(3)

The LTIP provides for a pro rata award payable on the executive’s retirement (subject to the approval of the Compensation Committee), death or disability. The LTIP payment in the table reflects the total LTIP award, assuming the executive’s termination of employment on December 31, 2007.

(4)

Upon a change in control, the executive is entitled to his target award for the 2006-2008 and 2007-2009 plan cycles in effect or, if higher, an award based on actual performance through the date of the change in control. The LTIP payment in the table reflects the total LTIP award, assuming a change in control on December 31, 2007.

DIRECTOR COMPENSATION

     All members of the Board of Directors who are not our employees, or the Non-Employee Directors, currently receive an annual fee of $55,000 a year, payable quarterly in arrears. In addition, all Non-Employee Directors receive $2,500 for each Board Meeting attended in person (and are reimbursed for their expenses for each meeting attended) and $500 for each telephonic Board Meeting attended, and are eligible to receive stock options pursuant to the Directors’ Incentive Plan as described below.

     Currently the Chairman of the Audit Committee receives $28,000, the Chairman of the Compensation Committee receives $14,000 and the Chairman of the Nominating Committee receives $10,000 in annual cash compensation. Each member of the Audit Committee (other than the Chairman) receives $12,000, each member of the Compensation Committee (other than the Chairman) receives $8,000 and each member of the Nominating Committee, other than the Chairman, and each non-employee member of the Executive Committee, receives $5,000 in annual cash compensation.

DIRECTOR COMPENSATION TABLE

     As described more fully below, the following table summarizes the annual cash compensation for the Non-Employee Directors serving as members of our Board of Directors during 2007.

					Change in
					Pension
					Value and
	Fees				Nonqualified
	Earned			Non-Equity	Deferred
	or Paid	Stock	Option	Incentive Plan	Compensation	All Other
Name	in Cash	Awards	Awards (1)	Compensation	Earnings (2)	Compensation	Total
(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)
Michael D. Casey	$66,000	—	$245,885	—	—	—	$311,885
Rodman L. Drake	$64,000	—	$418,015	—	—	—	$482,015
Arthur H. Hayes, Jr., M.D.	$57,500	—	$245,885	—	—	—	$303,385
Gilla Kaplan, Ph.D.	$59,500	—	$245,885	—	—	—	$305,385
James J. Loughlin	$37,000	—	$271,972	—	—	—	$308,972
Ernest Mario, Ph.D.	$27,500	—	$91,511	—	—	—	$119,011
Richard C.E. Morgan	$64,500	—	$245,885	—	—	—	$310,385
Walter L. Robb, Ph.D.	$68,000	—	$245,885	—	—	—	$313,885

____________________

(1)

The amounts in column (d) represent the proportionate amount of the total fair value of stock options recognized by us as an expense in 2007 for financial accounting purposes, disregarding for this purpose the estimate of forfeitures related to service-based vesting conditions. The fair values of these awards and the amounts expensed in 2007 were determined in accordance with SFAS No. 123R. The assumptions used in determining the grant date fair values of these awards are set forth in note 13 to our consolidated financial statements included in our Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

At December 31, 2007, the aggregate number of outstanding stock option awards held by each Non-Employee Director was: Mr. Casey—216,375 shares; Mr. Drake—48,875 shares; Dr. Hayes—216,375 shares; Dr. Kaplan—356,375 shares; Mr. Loughlin—37,625 shares; Dr. Mario—34,250 shares; Mr. Morgan—51,375 shares; and Dr. Robb—316,375 shares.

(2)	We do not have a pension plan or a nonqualified deferred compensation plan for our Non-Employee Directors.

     All of the stock options issued to our Non-Employee Directors were granted under the Directors’ Incentive Plan. The Directors’ Incentive Plan was adopted by the Board of Directors on April 5, 1995, and approved by our stockholders at the 1995 Annual Meeting of stockholders. At our Annual Meeting held in 1997, the Directors’ Incentive Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 3,000,000 shares to 4,200,000 shares, as adjusted for the Splits. At our Annual Meeting held in 1999, the Directors’ Incentive Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 4,200,000 shares to 7,200,000 shares, as adjusted for the Splits. At our Annual Meeting in 2005, the Directors’ Incentive Plan was amended to increase the number of shares of our Common Stock that may be issued upon exercise of options granted thereunder from 7,200,000 to 7,700,000 shares, as adjusted for the 2006 Split. The Directors’ Incentive Plan currently provides for the granting to Non-Employee Directors of nonqualified options to purchase an aggregate of not more than 7,700,000 shares (subject to adjustment to reflect changes in capitalization) of Common Stock.

     Under the Directors’ Incentive Plan, each new Non-Employee Director upon the date of his or her election or appointment will be granted a nonqualified option to purchase 25,000 shares of Common Stock. These initial options vest in four equal annual installments commencing on the first anniversary of the date of grant, assuming the Non-Employee Director remains a member of our Board of Directors. Each Non-Employee Director receives nonqualified options to purchase 4,625 shares of Common Stock per quarter (18,500 shares annually). These options vest in full on the first anniversary of the date of the grant, assuming the Non-Employer Director is a member of our Board of Directors on that date. All options granted pursuant to the Directors’ Incentive Plan will expire no later than 10 years from the date of grant and, under the current terms of the Directors’ Incentive Plan, no option may be granted after June 30, 2015. If a Non-Employee Director terminates his or her service on the Board of Directors for any reason, options that were exercisable on the date of termination and that have not expired may be exercised at any time until the date of expiration of such options. In addition, if there is a change of control and within two years after such change of control a director ceases to be a Non-Employee Director for any reason, or is not nominated for election by our stockholders, all unvested portions of a stock option will automatically vest.

EQUITY COMPENSATION PLAN INFORMATION

     The following table summarizes shares of our Common Stock to be issued upon exercise of options and warrants, the weighted-average exercise price of outstanding options and warrants and options available for future issuance pursuant to our equity compensation plans as of December 31, 2007:

	Number of	Weighted
	Securities to	Average
	be Issued Upon	Exercise Price	Number of
	Exercise of	of Outstanding	Securities Remaining
	Outstanding	Options,	Available for Future
	Options, Warrants	Warrants and	Issuance Under Equity
Plan Category	and Rights	Rights	Compensation Plans
Equity compensation plans approved by security
holders	31,278,764	$29.10	15,944,719
Equity compensation plans not approved by security
holders	1,817,322	$4.25
Total	33,096,086	$27.74	15,944,719

     The Anthrogenesis Corporation Qualified Employee Incentive Stock Option Plan, or the Qualified Plan, has not been approved by our stockholders. As a result of our acquisition of Anthrogenesis on December 31, 2002, we acquired the Qualified Plan and the Anthrogenesis Nonqualified Recruiting and Retention Stock Option Plan, or the Anthrogenesis Nonqualified Plan. No future awards will be granted under the Anthrogenesis Nonqualified Plan. The Qualified Plan authorizes the award of incentive stock options, which are stock options that qualify for special federal income tax treatment. The exercise price of any stock option granted under the Qualified Plan may not be less than the fair market value of Common Stock on the date of grant. In general, each option granted under the Qualified Plan vests evenly over a four-year period and expires ten years from the date of grant, subject to earlier expiration in case of termination of employment. The vesting period is subject to certain acceleration provisions if a change in control occurs. No award will be granted under the Qualified Plan on or after December 31, 2007.

     In connection with our acquisition of Pharmion Corporation on March 7, 2008, we assumed the Pharmion Corporation 2000 Stock Incentive Plan and the outstanding, unvested stock options to purchase shares of Pharmion common stock granted thereunder. Such outstanding, unvested stock options were converted in the acquisition transaction into equivalent stock options to purchase shares of our common stock on the same general terms and conditions as the original awards. Except for the foregoing stock options, there will be no new awards issued under the Pharmion Corporation 2000 Stock Incentive Plan, provided that the 1998 Stock Incentive Plan (to be renamed the 2008 Stock Incentive Plan) is approved by stockholders. Shortly after the consummation of our acquisition of Pharmion Corporation, we accelerated the vesting of the converted options, such that these options are now fully vested and exercisable. There are currently 1,225,000 shares of our Common Stock either reserved for issuance under the plan or subject to outstanding awards under the plan. While the Pharmion Corporation 2000 Stock Incentive Plan was approved by the stockholders of Pharmion Corporation, our stockholders have not approved the plan. The above-referenced Pharmion securities are not included in the table, which summarizes options and warrants as of December 31, 2007, since we assumed the Pharmion Corporation 2000 Stock Incentive Plan on March 7, 2008.

Audit Committee Report

     Pursuant to rules adopted by the SEC designed to improve disclosures related to the functioning of corporate audit committees and to enhance the reliability and credibility of financial statements of public companies, the Audit Committee of our Board of Directors submits the following report:

Audit Committee Report to Stockholders

     The Audit Committee of the Board of Directors is responsible for providing independent, objective oversight of the Company’s accounting functions and internal controls. The Audit Committee is composed of four directors, each of whom is independent as defined by the Nasdaq Marketplace Rules. The Audit Committee operates under a written charter approved by the Board of Directors and held eight meetings in 2007. A copy of the charter has been filed as Appendix A to our proxy statement for our 2004 Annual Meeting filed on April 29, 2004 and is available on the Company’s website at http://www.celgene.com by choosing the “Investor Relations” link then clicking on the “Corporate Governance” section.

     Management is responsible for the Company’s internal controls over financial reporting, disclosure controls and procedures and the financial reporting process. The independent registered public accounting firm is responsible for performing an independent audit of the Company’s consolidated financial statements and the assessment of the Company’s internal control over financial reporting in accordance with Public Company Accounting Oversight Board (PCAOB) standards and to issue reports thereon. The Audit Committee’s responsibility is to monitor and oversee these processes. The Audit Committee has established a mechanism to receive, retain and process complaints on auditing, accounting and internal control issues, including the confidential, anonymous submission by employees of concerns on questionable accounting and auditing matters.

     In connection with these responsibilities, the Audit Committee met with management and the independent registered public accounting firm to review and discuss the December 31, 2007 audited consolidated financial statements. The Audit Committee also discussed with the independent registered public accounting firm the matters required by Statement on Auditing Standards No. 61 (Communication with Audit Committees). The Audit Committee also received written disclosures from the independent registered public accounting firm required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees), and the Audit Committee discussed with the independent registered accounting firm the firm’s independence from the Company and its management.

     Based upon the Audit Committee’s discussions with management and the independent registered public accounting firm, and the Audit Committee’s review of the representations of management and the independent registered public accounting firm, the Audit Committee recommended that the Board of Directors include the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2007 filed with the SEC.

     The Audit Committee also recommended to the Board of Directors, and the Board has approved, subject to shareholder ratification, the selection of the Company’s independent auditors.

Respectfully submitted,
THE AUDIT COMMITTEE

Walter L. Robb, Ph.D., Chairman
Arthur Hull Hayes, Jr., M.D.
Gilla Kaplan, Ph.D.
James J. Loughlin

PROPOSAL TWO:

Registered Public Accounting Firm

     The Board of Directors has appointed KPMG LLP, to serve as our independent registered public accounting firm, to audit our consolidated financial statements for the current year. The affirmative vote of a majority of the shares of Common Stock cast in person or by proxy at the Annual Meeting is required for the ratification of the Board of Directors’ selection of KPMG LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2008. Representatives of KPMG LLP are expected to be present at the meeting of stockholders and will be given an opportunity to make a statement if they so desire. They are expected to be available to respond to appropriate questions.

Principal Accountant Fees and Services

     The following table summarizes fees billed to us by our independent registered public accounting firm for the fiscal years ended 2006 and 2007.

	2006	2007
Audit Fees	$1,736,200	$2,615,000
Audit-Related Fees	$32,000	$255,000
Tax Fees	$48,650	$530,000
All Other Fees	$0	$0

Audit Fees: include fees for professional services rendered for the audits of the consolidated financial statements of the Company, quarterly reviews, statutory audits, issuance of comfort letters, consents, and assistance with and review of documents filed with the SEC.

Audit-Related Fees: include fees for audit-related services consisting of employee benefit plan audits, and due diligence services performed in 2007 pertaining to the Pharmion acquisition.

Tax Fees: include fees for tax services, including tax compliance, tax advice and tax planning.

All Other Fees: no fees for other services in 2006 and 2007.

Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

     The Audit Committee currently pre-approves all audit and permissible non-audit services provided by our independent registered public accounting firm. These services may include audit services, audit-related services, tax services and other services.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF THIS PROPOSAL

PROPOSAL THREE:

Approval of the Amendment and Restatement of our 1998 Stock Incentive Plan

     Our stockholders are being asked to approve an amendment and restatement of our 1998 Stock Incentive Plan (which we refer to in this Proposal as the “Plan”), which was approved by the Board of Directors on April 16, 2008, subject to stockholder approval. The amendment and restatement of the Plan incorporates the provisions of the Plan as currently in effect and includes the following key modifications:

  adoption of an aggregate share reserve of 52,372,191 shares of our Common Stock (which number reflects 22,000,000 shares of Common Stock expiring under the Plan and an additional amount of new shares of our Common Stock, plus 30,372,191 shares underlying outstanding awards previously granted under the Plan as of March 19, 2008).

  extension of the term of the Plan through April 16, 2018 (currently the Plan is scheduled to expire in May 2008);

  addition of the authority to grant other stock-based awards, including restricted stock units, under the Plan; and

  renaming the Plan as our 2008 Stock Incentive Plan.

     In addition to the foregoing, our stockholders are being asked to approve the Section 162(m) performance goals under the Plan so that certain incentive awards granted under the Plan to executive officers of the Company may qualify as exempt performance-based compensation under Section 162(m) of the Code, which otherwise generally disallows the corporate tax deduction for certain compensation paid in excess of $1,000,000 annually to each of the chief executive officer and certain other named executive officers. Section 162(m) of the Code generally requires such performance goals to be approved by stockholders every five years.

     Lastly, the amendment and restatement of the Plan would adopt certain other minor clarifying amendments to the Plan to reflect recent developments in applicable law and equity compensation practices, including adding an express prohibition against repricing stock options and stock appreciation rights. While we do not have a history of repricing stock options or stock appreciation rights, in recognition of recent trends in corporate governance (including the rules governing Nasdaq), we have maintained (and now intend to memorialize) our policy not to, without stockholder approval, either (i) reduce the exercise price of an outstanding stock option or stock appreciation right, or (ii) simultaneously cancel stock options or stock appreciation rights for which the exercise price exceeds the then current fair market value of the underlying Common Stock and grant a new stock option or stock appreciation right with an exercise price equal to the then current fair market value of the underlying Common Stock.

     The affirmative vote of the holders of at least a majority of the votes cast in person or by proxy at the Annual Meeting is required to approve the amendment and restatement of the Plan.

Background of the Proposal to Approve the Amendment and Restatement of the Plan

     As of March 19, 2008, stock options outstanding and shares available for grant under all of our equity compensation plans are as follows:

Total
Stock options outstanding, all plans[1]	34,193,342
Full-value awards outstanding, all plans	—
Shares available for awards, all plans[2]	14,476,172
____________________

(1)	As of March 19, 2008, the range of the exercise prices of stock options outstanding under all of our equity compensation plans was $4.41 to $73.55, with a weighted-average exercise price of $29.44. The closing price of a share of our Common Stock on such date was $57.68. The weighted-average remaining contractual life of stock options outstanding under all of our equity compensation plans as of March 19, 2008 was 6.2 years.

(2)	Represents shares of our Common Stock reserved for issuance under all of our equity compensation plans as of March 19, 2008. Of these, 14,069,597 will be rolled into the 2008 Plan, and are part of the 22 million share reserve for which we are seeking shareholder approval. The remaining shares will continue to be reserved under the Directors’ Incentive Plan.

     The Board of Directors believes that stock ownership by employees provides performance incentives and fosters long-term commitment to our benefit and the benefit of our stockholders. Although we maintain various stock option plans, shares available for option grants under those plans cannot be used for option grants under the Plan. For example, under the Directors’ Incentive Plan (with only 406,575 shares remaining for future grants), options are only available for grants to Non-Employee Directors; no future options will be granted under the Signal Pharmaceuticals, Inc. 2000 Equity Incentive Plan, under which options in the past had been granted to certain employees of the San Diego Research Division; and, provided that this proposal is approved by stockholders, no future options will be granted under the Pharmion Corporation 2000 Stock Incentive Plan, under which options in the past had been granted to certain employees of Pharmion Corporation and have been assumed by us in connection with our recent acquisition of Pharmion Corporation. The Board of Directors believes that the proposed increase in the share reserve will provide an adequate reserve of shares of Common Stock under the Plan to allow us to compete successfully with other companies in attracting and retaining valuable employees.

     We commit to limit our burn rate (i.e., the rate at which it grants equity awards under the Plan) to a three-year annual average burn rate limit of 2.5%, which is within industry norms and is intended to be calculated using Institutional Shareholder Services methodology.

     The Board of Directors recommends that stockholders approve the amendment and restatement of the Plan. If the requisite stockholder approval of the amendment and restatement of the Plan is not obtained, the amendment and restatement of our Plan will not take effect. If such approval is not obtained, the Company may continue to grant awards under the Plan in accordance with its terms and the current share reserve under the Plan. However, awards under the Plan (other than stock options and stock appreciation rights) will not constitute “performance-based” compensation under Section 162(m) of the Code, and accordingly, may not be deductible by the Company depending on the facts and circumstances. In addition, if the requisite stockholder approval of the amendment and restatement of the Plan is not obtained, the Plan will terminate in May 2008 and we will no longer have an equity plan under which to grant our key employees stock-based incentives.

     The following is a brief summary of the principal provisions of the Plan, as amended and restated. This summary does not purport to be complete and is qualified in its entirety by reference to the text of the Plan, as amended and restated, a copy of which is annexed to this Proxy Statement as Appendix A.

Summary of the Plan (as amended and restated)

     Purpose; Eligibility. The purpose of the Plan is to enable us and our affiliates to attract, retain and motivate key employees who are important to our success and growth, and to strengthen the mutuality of interests between such individuals and our stockholders by granting such individuals stock-based incentives and other equity interests in us.

     Administration. The Plan is administered by the Compensation Committee or such other committee or subcommittee appointed from time to time by the Board (referred to as the “Committee”), which is intended to consist of two or more Non-Employee Directors, each of whom will be, to the extent required by Rule 16b-3 under the Exchange Act, Section 162(m) of the Code and the rules of the Financial Industry Regulatory Authority, a non-employee director as defined in Rule 16b-3, an outside director as defined under Section 162(m) of the Code and an independent director as defined under NASD Rule 4200(a)(15) of the Financial Industry Regulatory Authority rulebook. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 of the Exchange Act or Section 162(m) of the Code, the validity of the awards, grants, interpretation or other actions of the Committee will not be affected. The Committee has the full authority to select those individuals eligible to receive awards and the amount and type of awards. Awards under the Plan may not be made on or after the tenth anniversary of the date of its adoption (which will be extended to April 16, 2018 if this Proposal is approved by stockholders), but awards granted prior to such date may extend beyond that date.

     Types of Awards. The Plan provides for the grant of any or all of the following types of awards: (i) stock options, including incentive stock options and nonqualified stock options; (ii) stock appreciation rights, in tandem with stock options or freestanding; (iii) restricted stock; (iv) other stock-based awards, including restricted stock units, and (v) performance-based awards.

     Stock Options. Options may be in the form of incentive stock options or nonqualified stock options. The Committee will, with regard to each stock option, determine the number of shares subject to the option, the term of the option (which shall not exceed ten years, provided, however, that the term of an incentive stock option granted to a 10% stockholder shall not exceed five years), the exercise price per share of stock subject to the option, the vesting schedule and the other material terms of the option. Stock options will be subject to a minimum vesting schedule of one year, except that unvested stock options will become vested upon retirement, disability, death, involuntary termination of employment without cause or a change in control, in each case, to the extent provided in the applicable award agreement. No stock option may have an exercise price less than the fair market value (as defined in the Plan) of the Common Stock at the time of grant (or, in the case of an incentive stock option granted to a 10% stockholder, 110% of the fair market value of the Common Stock).

     The exercise price upon exercise may be paid in cash, shares of Common Stock for which the recipient has good title free and clear of any liens or encumbrances or, if the Common Stock is traded on a national securities exchange, to the extent permitted by law, through the delivery of irrevocable instructions to a broker to deliver to us an amount equal to the exercise price. The Committee may also provide, at the time of grant, that the shares to be issued upon the exercise of a stock option be in the form of restricted stock or may reserve a right to do so after the time of grant.

     Stock Appreciation Rights or SARs. The Committee may grant SARs either with a stock option, referred to as Tandem SARs, or independent of a stock option, referred to as Non-Tandem SARs. A SAR is a right to receive a payment in Common Stock, equal in value to the excess of the fair market value of a share of Common Stock on the date of exercise over the reference price per share of Common Stock established in connection with the grant of the SAR. The reference price per share covered by a SAR will be the per share exercise price of the related option in the case of a Tandem SAR and will be the per share fair market value of Common Stock on the date of the grant in the case of a Non-Tandem SAR. The Committee may also grant “limited SARs,” either as Tandem SARs or Non-Tandem SARs, which may become exercisable only upon the occurrence of a change in control (as defined in the Plan) or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. SARs will be subject to a minimum vesting schedule of one year, except that unvested SARs will become vested upon retirement, disability, death, involuntary termination of employment without cause or a change in control, in each case, to the extent provided in the applicable award agreement.

     Restricted Stock. The Committee may award shares of restricted stock. Upon the award of restricted stock, the recipient has all rights of a stockholder with respect to the shares, including, without limitation, the right to receive dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of the shares of restricted stock, the right to tender such shares. Unless otherwise determined by the Committee at grant, the payment of dividends, if any, shall be deferred until the date that the relevant share of restricted stock vests.

     Recipients of restricted stock are required to enter into a restricted stock award agreement with us which states the restrictions to which the shares are subject and the criteria or date or dates on which such restrictions will lapse. Within these limits, based on service, attainment of performance goals and such other factors as the Committee may determine in its sole discretion, or a combination thereof, the Committee may provide for the lapse of such restrictions in installments in whole or in part or may accelerate or waive such restrictions at any time. If the lapse of the relevant restriction is based on the attainment of performance goals, the Committee shall establish the goals, formulae or standards and the applicable vesting percentage for the restricted stock awards applicable to recipients. Restricted stock is subject to a minimum vesting schedule of three years, except that unvested restricted stock will become vested upon retirement, disability, death, or a change in control.

     Other Stock-Based Awards. The Committee may, subject to limitations under applicable law, make a grant of such other stock-based awards (including, without limitation, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units) under the Plan that are payable in cash or denominated or payable in or valued by shares of Common Stock or factors that influence the value of such shares. The Committee shall determine the terms and conditions of any such other awards, which may include the achievement of certain minimum performance goals for purposes of compliance with Section 162(m) of the Code and/or a minimum vesting period. Other stock-based awards are subject to a minimum vesting schedule of three years, except that unvested awards will become vested upon retirement, disability, death, or a change in control, in each case, to the extent provided in the applicable award agreement. The performance goals for such other stock-based awards will be based on one or more of the objective criteria set forth on Exhibit A to the Plan and discussed in general below.

     Performance-Based Awards. The Committee may award Common Stock and other awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or the attainment of pre-established performance goals, or performance awards. Performance awards are subject to a minimum vesting schedule of three years, except that unvested performance awards will become vested upon retirement, disability, death, or a change in control, in each case, to the extent provided in the applicable award agreement.

     Performance awards may be granted either alone or in addition to or in tandem with stock options, stock appreciation rights, or restricted stock. Performance awards may be paid in Common Stock, restricted stock or cash as the Committee may determine at grant and they will be subject to such other terms and conditions as the Committee may prescribe, including the attainment of performance goals established by the Committee for a specified performance period (which period may not exceed three years). These awards may be designed to comply with Section 162(m) of the Code so as to preserve the tax deductibility of such awards.

     If the awards are intended to comply with Section 162(m) of the Code, the performance goals will be based on one or more of the following criteria: (i) revenues, earnings, income before income taxes and extraordinary items, net income, operating income, earnings before income tax, earnings before interest, taxes, depreciation and amortization or a combination of any or all of the foregoing; (ii) after-tax or pre-tax profits; (iii) operational cash flow; (iv) level of, reduction of, or other specified objectives with regard to our bank debt or other long-term or short-term public or private debt or other similar financial obligations; (v) earnings per share or earnings per share from continuing operations; (vi) return on capital employed or return on invested capital; (vii) after-tax or pre-tax return on stockholders’ equity; (viii) economic value-added targets; (ix) fair market value of the shares of Common Stock; (x) the growth in the value of an investment in Common Stock assuming the reinvestment of dividends; (xi) filing of a new drug application or the approval of such application by the U.S. Food and Drug Administration; (xii) launch of a new drug; (xiii) research and development milestones; (xiv) successful completion of clinical trial phases or (xv) level of, reduction of, or other specified objectives with regard to limiting the level in or increase in all or a portion of controllable expenses or costs or other expenses or costs; (xvi) gross or net sales, revenue and growth of sales revenue (either before or after cost of goods, selling and general administrative expenses, research and development expenses and any other expenses or interest); (xvii) total stockholder return; (xviii) return on assets or net assets; (xix) return on sales; (xx) operating profit or net operating profit; (xxi) operating margin; (xxii) gross or net profit margin; (xxiii) cost reductions or savings; (xxiv) productivity; (xxv) operating efficiency; (xxvi) customer satisfaction; (xxvii) working capital; or (xxviii) market share. In addition, such performance goals may be based upon the attainment of specified levels of our (or our subsidiary, division or other operational unit) performance under one or more of the measures described above relative to the performance of other corporations. To the extent permitted under the Code, the Committee may: (i) designate additional business criteria on which the performance goals may be based; or (ii) adjust, modify or amend the aforementioned business criteria.

     Amendment and Termination. The Plan provides that it may be amended, in whole or in part, suspended or terminated by the Board of Directors, except that no such amendment, suspension or termination will be made without stockholder approval to the extent such approval is required by any exchange or system on which our securities are listed or traded, applicable state law, the exception for performance-based compensation under Section 162(m) of the Code or Section 422 of the Code (with respect to incentive stock options).

     Share and Other Limitations. If this Proposal is approved by stockholders, a maximum of 52,372,191 shares of Common Stock may be issued or used for reference purposes under the Plan (which number reflects 22,000,000 shares of Common Stock expiring under the Plan and an additional amount of new shares of our Common Stock, plus 30,372,191 shares underlying outstanding awards previously granted under the Plan as of March 19, 2008). In general, if awards under the Plan are for any reason cancelled, or expire or terminate unexercised, the shares covered by such awards will again be available for the grant of awards under the Plan. Each share of our Common Stock subject to awards of restricted stock, other stock-based awards or performance awards denominated in Common Stock under the Plan will be counted as 1.6 shares against the aggregate share reserve under the Plan.

     The maximum number of shares of Common Stock subject to stock options, SARs, other stock-based awards or performance awards denominated in shares of Common Stock that may be granted to any individual under the Plan shall be 1,500,000 (as adjusted for the Splits) for any fiscal year (or, with respect to performance awards, pro-rated if the performance period is less than three consecutive fiscal years) during the term of the Plan. The maximum payment under any performance award denominated in cash shall be $4,000,000 for any fiscal year (pro-rated if the performance period is less than three consecutive fiscal years). There will be no sublimit on the number of shares of our Common Stock that may be issued or used for reference purposes for awards of restricted stock denominated in Common Stock. To the extent that shares of Common Stock for which stock options or SARs are permitted to be granted to a recipient during a calendar year are not covered by a grant of a stock option or an SAR during the calendar year, such shares of Common Stock shall not be available for grant or issuance to the recipient in any subsequent calendar year during the term of the Plan.

     The Committee may make appropriate adjustments to the number of shares available for awards and the terms of outstanding awards under the Plan to reflect any change in our capital structure or business, stock dividend, stock split, recapitalization, reorganization, merger, consolidation or sale of all or substantially all of our assets.

     Change in Control. In general, unless determined otherwise by the Committee at the time of grant, upon a change in control (as defined in the Plan), all vesting and forfeiture conditions, restrictions and limitations in effect with respect to any outstanding award will immediately lapse and any unvested awards will automatically become 100% vested. The Committee may also, in its sole discretion, provide for accelerated vesting of an award at any time.

     Transferability. Although awards will generally be nontransferable (except by will or the laws of descent and distribution), the Committee may determine at the time of grant or thereafter that a nonqualified stock option that is otherwise nontransferable is transferable in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. If a nonqualified stock option is transferable, it is anticipated that the options may be transferred solely to immediate family members or trusts, partnerships or other family entities and, to the extent permitted by the Committee, to charitable organizations.

Certain U.S. Federal Income Tax Consequences

     The rules concerning the federal income tax consequences with respect to stock options granted pursuant to the Plan are highly technical. In addition, the applicable statutory provisions are subject to change and their application may vary in individual circumstances. Therefore, the following is designed to provide a general understanding of the federal income tax consequences; it does not set forth any state or local income tax or estate tax consequences that may be applicable.

     Incentive Stock Options. Options granted under the Plan may be incentive stock options as defined in the Code, provided that such options satisfy the requirements under the Code. In general, neither the grant nor the exercise of an incentive stock option will result in taxable income to the optionee or a deduction to us. The sale of Common Stock received pursuant to the exercise of an option which satisfied all the requirements of an incentive stock option, as well as the holding period requirement described below, will result in a long-term capital gain or loss to the optionee equal to the difference between the amount realized on the sale and the exercise price and will not result in a tax deduction to us. To receive incentive stock option treatment, the optionee must not dispose of the Common Stock purchased pursuant to the exercise of an option either (i) within two years after the option is granted or (ii) within one year after the date of exercise.

     If all requirements for incentive stock option treatment other than the holding period rules are satisfied, the recognition of income by the optionee is deferred until disposition of the Common Stock, but, in general, any gain (in an amount equal to the lesser of (i) the fair market value of the Common Stock on the date of exercise (or, with respect to officers, the date that sale of such stock would not create liability, referred to as Section 16(b) liability, under Section 16(b) of the Exchange Act) minus the exercise price or (ii) the amount realized on the disposition minus the exercise price) is treated as ordinary income. Any remaining gain is treated as long-term or short-term capital gain depending on the optionee’s holding period for the stock disposed of. We generally will be entitled to a deduction at that time equal to the amount of ordinary income realized by the optionee.

     The Plan provides that an optionee may pay for Common Stock received upon the exercise of an option (including an incentive stock option) with other shares of Common Stock for which the optionee has good title free and clear of any liens or encumbrances. In general, an optionee’s transfer of stock acquired pursuant to the exercise of an incentive stock option, to acquire other stock in connection with the exercise of an incentive stock option may result in ordinary income if the transferred stock has not met the minimum statutory holding period necessary for favorable tax treatment as an incentive stock option. For example, if an optionee exercises an incentive stock option and uses the stock so acquired to exercise another incentive stock option within the two-year or one-year holding periods discussed above, the optionee may realize ordinary income under the rules summarized above.

     Nonqualified Stock Options. An optionee will realize no taxable income at the time he or she is granted a nonqualified stock option. Such conclusion is predicated on the assumption that, under existing U.S. Treasury Department regulations, a nonqualified stock option, at the time of its grant, has no readily ascertainable fair market value. Ordinary income will be realized when a nonqualified stock option is exercised, provided the Common Stock issued is not restricted stock. The amount of such income will be equal to the excess of the fair market value on the exercise date of the shares of Common Stock issued to an optionee over the exercise price. The optionee’s holding period with respect to the shares acquired will begin on the date of exercise.

     The tax basis of the stock acquired upon the exercise of any option will be equal to the sum of (i) the exercise price of such option and (ii) the amount included in income with respect to such option. Any gain or loss on a subsequent sale of the stock will be either a long-term or short-term capital gain or loss, depending on the optionee’s holding period for the stock disposed of. If the Common Stock issued is restricted stock, different rules may apply. Subject to the limitations under Sections 162(m) and 280G of the Code (as described below), we generally will be entitled to a deduction for federal income tax purposes at the same time and in the same amount as the optionee is considered to have realized ordinary income in connection with the exercise of the option.

     Certain Other Tax Issues. In addition, (i) any of our officers subject to Section 16(b) liability may be subject to special rules regarding the income tax consequences concerning their awards; (ii) any entitlement to a tax deduction on our part is subject to the applicable federal tax rules (including, without limitation, Section 162(m) of the Code regarding the $1 million limitation on deductible compensation); (iii) in the event that the exercisability or vesting of any award is accelerated because of a change in control, payments relating to the awards (or a portion thereof), either alone or together with certain other payments, may constitute parachute payments under Section 280G of the Code, which excess amounts may be subject to excise taxes and may be nondeductible by us; and (iv) the exercise of an incentive stock option may have implications in the computation of alternative minimum taxable income.

     In general, Section 162(m) of the Code denies a publicly held corporation a deduction for federal income tax purposes for compensation in excess of $1 million per year per person to its chief executive officer and certain of its other named executive officers, subject to certain exceptions. Options will generally qualify under one of these exceptions if they are granted under a plan that states the maximum number of shares with respect to which options may be granted to any employee during a specified period and the plan under which the options are granted is approved by stockholders and is administered by a compensation committee comprised of outside directors. The Plan is intended to satisfy these requirements with respect to options, stock appreciation rights and certain performance awards and other stock based awards. Awards of restricted stock under the Plan generally do not satisfy, and certain other performance awards may not satisfy, the exception for performance-based compensation under Section 162(m) of the Code.

     The Plan is not subject to any of the requirements of the Employee Retirement Income Security Act of 1974, as amended. The Plan is not, nor is it intended to be, qualified under Section 401(a) of the Code.

New Plan Benefits

     During the year ended December 31, 2007, the following awards were granted under the Plan to executive officers serving at December 31, 2007, all executive officers as a group and all other employees, respectively. Non-executive directors do not participate in the Plan and are not eligible to receive any benefit thereunder.

			Number of
			Shares Underlying
	Number of	Weighted Average	Restricted Stock or
	Shares Underlying	Exercise Price of	Stock Units or
Name and Position	Options	Options	Performance Awards
Sol J. Barer, Ph.D., Chief Executive Officer	205,000	$62.33	—
Robert J. Hugin, President and
Chief Operating Officer	105,000	$62.16	—
David Gryska, Chief Financial Officer	126,250	$60.65	—
Aart Brouwer, President International	22,312	$61.94	—
Graham Burton, MBBS, FRCP, Senior Vice President
Global Regulatory Affairs,
Pharmacovigilance, & Corporate
Compliance	42,070	$60.50	—
Executive Group	500,632	$61.70	—
Non-Executive Director Group	—	—	—
Non-Executive Officer Employee Group	6,218,710	$61.85	—

     The terms and number of options or other awards to be granted in the future under the Plan are to be determined in the discretion of the Committee. Since no such determinations regarding awards or grants have yet been made, the benefits or amounts that will be received by or allocated to our executive officers or other eligible employees cannot be determined at this time.

RECOMMENDATION OF THE BOARD OF DIRECTORS

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS
A VOTE FOR THE ADOPTION OF THE
AMENDMENT AND RESTATEMENT OF OUR 1998 STOCK INCENTIVE PLAN

STOCKHOLDER PROPOSALS

     Stockholders wishing to include proposals in the proxy material in relation to our Annual Meeting to be held on June 17, 2009 must submit the same in writing to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901, Attention: Corporate Secretary, so as to be received at our executive office on or before January 4, 2009. Such proposals must also meet the other requirements and procedures prescribed by Rule 14a-8 under the Exchange Act relating to stockholders’ proposals.

     Stockholders who intend to present a proposal at the 2009 Annual Meeting, without including such proposal in our Proxy Statement, must provide our Secretary with written notice of such proposal no later than April 17, 2009. If the stockholder does not also comply with the requirements of Rule 14a-4 under the Exchange Act, we may exercise discretionary voting authority under proxies we solicit to vote in accordance with our best judgment on any such stockholder proposal or nomination.

DELIVERY OF DOCUMENTS TO STOCKHOLDERS SHARING AN ADDRESS

     To the extent we deliver a paper copy of the proxy materials to stockholders, the SEC rules allow us to deliver a single copy of proxy materials to any household at which two or more stockholders reside, if we believe the stockholders are members of the same family.

     We will promptly deliver, upon oral or written request, a separate copy of the proxy materials to any stockholder residing at the same address as another stockholder and currently receiving only one copy of the proxy materials who wishes to receive his or her own copy. Requests should be directed to our Corporate Secretary by phone at (908) 673-9000 or by mail to Celgene Corporation, 86 Morris Avenue, Summit, New Jersey 07901.

OTHER MATTERS

     Upon written request addressed to our Corporate Secretary at 86 Morris Avenue, Summit, New Jersey 07901 from any person solicited herein, we will provide, at no cost, a copy of our Annual Report on Form 10-K filed with the SEC for the fiscal year ended December 31, 2007.

     Our Board of Directors does not know of any matters to be brought before the Annual Meeting other than the matters set forth in the Notice of Annual Meeting of Stockholders and matters incident to the conduct of the Annual Meeting. However, if any other matters should properly come before the Annual Meeting, the persons named in the enclosed proxy card will have discretionary authority to vote all proxies with respect thereto in accordance with their best judgment.

By Order of the Board of Directors,

SOL J. BARER, PH.D.
Chairman of the Board
Chief Executive Officer

May 4, 2008

YOU HAVE THE OPTION OF VOTING YOUR PROXY VIA THE INTERNET AT [WWW.PROXYVOTE.COM] OR TOLL FREE VIA TOUCH-TONE PHONE AT 800-690-6903. YOU MAY VOTE UP UNTIL 11:59 P.M. EASTERN TIME ON JUNE 17, 2008.

ALTERNATIVELY, STOCKHOLDERS MAY CHOSE TO VOTE BY MAIL VIA PROXY. IF YOU WISH TO VOTE BY PROXY, WE WILL PROMPTLY DELIVER, UPON ORAL OR WRITTEN REQUEST, A COPY OF THE PROXY MATERIALS TO ANY STOCKHOLDER WHO WISHES TO RECEIVE HIS OR HER OWN WRITTEN COPY. WE WILL FILL YOUR REQUEST IN THREE BUSINESS DAYS. YOU MAY REQUEST PAPER OR E-MAIL DELIVERY BY CALLING 800-579-1639. OR BY MAIL TO CELGENE CORPORATION, 86 MORRIS AVENUE, SUMMIT, NEW JERSEY 07901.

UPON RECEIPT OF A PROXY CARD, YOU ARE REQUESTED TO DATE AND SIGN THE PROXY AND RETURN IT IN THE SELF-ADDRESSED ENVELOPE WE PROVIDED. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES. YOUR PROMPT RESPONSE WILL BE HELPFUL, AND YOUR COOPERATION WILL BE APPRECIATED.

Appendix A

Celgene Corporation
2008 Stock Incentive Plan

Article 1.
PURPOSE

     The purpose of this Celgene Corporation 2008 Stock Incentive Plan (the “Plan”) (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan), is to enhance the profitability and value of the Company and its Affiliates for the benefit of its stockholders by enabling the Company to offer selected management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates, stock based incentives and other equity interests in the Company, thereby creating a means to raise the level of stock ownership by employees in order to attract, retain and reward such employees and strengthen the mutuality of interests between employees and the Company’s stockholders.

Article 2.
DEFINITIONS

     For purposes of this Plan, the following terms shall have the following meanings:

     2.1 “Affiliate” shall mean other than the Company, (i) any Subsidiary,(ii) any corporation in an unbroken chain of corporations ending with the Company which owns stock possessing 50% or more of the total combined voting power of all classes of stock in one of the other corporations in such chain, (iii) any corporation, trade or business (including, without limitation, a partnership or limited liability company) which is controlled 50% or more (whether by ownership of stock, assets or an equivalent ownership interest or voting interest) by the Company or one of its Affiliates, or (iv) any other entity, approved by the Committee as an Affiliate under the Plan, in which the Company or any of its Affiliates has a material equity interest and which is designated as an “Affiliate” by resolution of the Committee; provided that the Common Stock subject to any Award constitutes “service recipient stock” for purposes of Section 409A of the Code or otherwise does not subject the Award to Section 409A of the Code.

     2.2 “Award” shall mean any award under this Plan of any Stock Option, Restricted Stock, Stock Appreciation Right, Other Stock-Based Award or Performance-Based Award. All Awards, shall be granted by, confirmed by, and subject to the terms of, a written agreement executed by the Company and the Participant.

     2.3 “Board” or “Board of Directors” shall mean the Board of Directors of the Company.

     2.4 “Cause” shall mean, with respect to a Participant’s Termination of Employment: (i) in the case where there is no employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award, or where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect at the time of the relevant grant or Award but such agreement does not define “cause” (or words of like import), termination due to a Participant’s dishonesty, fraud, insubordination, willful misconduct, refusal to perform services (for any reason other than illness or incapacity) or materially unsatisfactory performance of his or her duties for the Company or an Affiliate or (ii) in the case where there is an employment agreement, consulting agreement, change in control agreement or similar agreement in effect between the Company or an Affiliate and the Participant at the time of the relevant grant or Award that defines “cause” (or words of like import) and a “cause” termination would be permitted under such agreement at that time, termination that is or would be deemed to be for “cause” (or words of like import) as defined under such agreement; provided, that with regard to any agreement that conditions “cause” on occurrence of a change in control, such definition of “cause” shall not apply until a change in control actually takes place and then only with regard to a termination thereafter.

     2.5 “Change in Control” shall have the meaning set forth in Article 12.

     2.6 “Code” shall mean the Internal Revenue Code of 1986, as amended.

     2.7 “Committee” shall mean the Compensation Committee of the Board or such other committee or subcommittee appointed from time to time by the Board, which shall be intended to consist of two (2) or more non-employee directors, each of whom shall be, to the extent required by Rule 16b-3 (as defined herein), a “non-employee director” as defined in Rule 16b-3 and, to the extent required by Section 162(m) of the Code and any regulations thereunder, an “outside director” as defined under Section 162(m) of the Code and to the extent required by NASD Rule 4200(a)(15) of the Financial Industry Regulatory Authority Rulebook or such other applicable stock exchange rule, an ‘independent director. Notwithstanding the foregoing, if and to the extent that no Committee exists which has the authority to administer the Plan, the functions of the Committee shall be exercised by the Board. If for any reason the appointed Committee does not meet the requirements of Rule 16b-3 or Section 162(m) of the Code, such noncompliance with the requirements of Rule 16b-3 or Section 162(m) of the Code shall not affect the validity of the Awards, grants, interpretations or other actions of the Committee.

     2.8 “Common Stock” means the common stock, $.01 par value per share, of the Company.

     2.9 “Company” means Celgene Corporation, a Delaware corporation, and its successors by merger, consolidation or otherwise.

     2.10 “Disability” shall mean, with respect to an Eligible Employee, a permanent and total disability as defined in Section 22(e)(3) of the Code. A Disability shall only be deemed to occur at the time of the determination by the Committee or the Board, as the case may be, of the Disability. Notwithstanding the foregoing, for Awards that are subject to Section 409A of the Code, Disability shall mean that an Eligible Employee is disabled under Section 409A(a)(2)(C)(i) or (ii) of the Code.

     2.11 “Effective Date” shall mean April 16, 2008, subject to Article 16.

     2.12 “Eligible Employees” shall mean the employees of the Company and its Affiliates who are eligible pursuant to Article 5 to be granted Awards under this Plan.

     2.13 “Exchange Act” shall mean the Securities Exchange Act of 1934.

     2.14 “Fair Market Value” for purposes of this Plan, unless otherwise required by any applicable provision of the Code or any regulations issued thereunder, shall mean, as of any date the last sales price reported for the Common Stock on the applicable date (i) as reported by the principal national securities exchange in the United States on which it is then traded, or (ii) if not traded on any such national securities exchange, as quoted on an automated quotation system sponsored by the Financial Industry Regulatory Authority. For purposes of the exercise of any Award, the applicable date shall be the date a notice of exercise is received by the Committee or, if not a day on which the applicable market is open, the next day that it is open.

     2.15 “Family Member”, shall mean, with respect to any Participant, any child, stepchild, grandchild, parent, stepparent, grandparent, spouse, former spouse, sibling, niece, nephew, mother-in-law, father-in-law, son-in-law, daughter-in-law, brother-in-law, or sister-in-law, including adoptive relationships, any person sharing the Participant’s household (other than a tenant or employee), a trust in which these persons have more than 50% of the beneficial interest, a foundation in which these persons (or the Participant) control the management of assets, and any other entity in which these persons (or the Participant) own more than 50% of the voting interests.

     2.16 “Incentive Stock Option” shall mean any Stock Option awarded under this Plan intended to be and designated as an “Incentive Stock Option” within the meaning of Section 422 of the Code.

     2.17 “Limited Stock Appreciation Right” shall mean an Award made pursuant to Section 8.5 of the Plan which may be a Tandem Stock Appreciation Right or a Non-Tandem Stock Appreciation Right.

     2.18 “Non-Employee Director” shall mean a director of the Company who is not an active employee of the Company or an Affiliate.

     2.19 “Non-Qualified Stock Option” shall mean any Stock Option awarded under this Plan that is not an Incentive Stock Option.

     2.20 “Other Stock-Based Award” means an Award under Article 9 of this Plan that is valued in whole or in part by reference to, or is payable in or otherwise based on, Common Stock, including, without limitation, a restricted stock unit.

     2.21 “Participant” shall mean an Eligible Employee to whom an Award has been made pursuant to this Plan.

     2.22 “Performance-Based Award” shall mean an Award made pursuant to Article 10 of this Plan of a right to receive awards of Common Stock and other Awards (including awards of cash) that are valued in whole or in part by reference to, or are payable in or otherwise based on, Common Stock or attainment of pre-established performance goals.

      2.23 “Performance Criteria” has the meaning set forth in Exhibit A.

     2.24 “Performance Goal” means the objective performance goals established by the Committee and, if desirable for purposes of Section 162(m) of the Code, based on one or more Performance Criteria.

     2.25 “Performance Period” means three consecutive fiscal years of the Company, or such shorter period as determined by the Committee in its discretion.

     2.26 “Restricted Stock” shall mean an award of shares of Common Stock under this Plan that is subject to restrictions under Article 7.

     2.27 “Restriction Period” shall have the meaning set forth in Subsection 7.3(a) with respect to Restricted Stock for Eligible Employees.

     2.28 “Retirement” shall mean a Participant’s Termination of Employment by the Company without Cause at or after age fifty-five (55). Notwithstanding the foregoing, with respect to any Stock Option outstanding on June 18, 2002, with an exercise price greater than the Fair Market Value of a share of Common Stock on such date or any Stock Option granted on or after June 18, 2002, “Retirement” shall also mean a Participant’s Termination of Employment due to a voluntary resignation at or after the attainment of age fifty-five (55) and the completion of five (5) years of service as determined by the Committee in its sole discretion (after taking into account any breaks in service).

     2.29 “Rule 16b-3” shall mean Rule 16b-3 under Section 16(b) of the Exchange Act as then in effect or any successor provisions.

     2.30 “Section 162(m) of the Code” shall mean the exception for performance-based compensation under Section 162(m) of the Code and any Treasury regulations thereunder.

     2.31 “Stock Appreciation Right” shall mean the right (pursuant to an Award granted under Article 8). A Tandem Stock Appreciation Right shall mean the right to surrender to the Company all (or a portion) of a Stock Option in exchange for an amount in Common Stock equal to the excess of (i) the Fair Market Value, on the date such Stock Option (or such portion thereof) is surrendered, of the Common Stock covered by such Stock Option (or such portion thereof), over (ii) the aggregate exercise price of such Stock Option (or such portion thereof). A Non-Tandem Stock Appreciation Right shall mean the right to receive an amount in Common Stock equal to the excess of (x) the Fair Market Value of a share of Common Stock on the date such right is exercised, over (y) the aggregate exercise price of such right, otherwise than on surrender of a Stock Option.

      2.32 “Stock Option” or “Option” shall mean any option to purchase shares of Common Stock granted to Eligible Employees pursuant to Article 6.

     2.33 “Subsidiary” shall mean any subsidiary corporation of the Company within the meaning of Section 424(f) of the Code.

     2.34 “Ten Percent Stockholder” shall mean a person owning stock of the Company possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or its Subsidiaries or its parent corporations, as defined in Section 424(e) of the Code.

     2.35 “Termination of Employment” shall mean (i) a termination of service (for reasons other than a military or personal leave of absence granted by the Company) of a Participant from the Company and its Affiliates or (ii) when an entity which is employing a Participant ceases to be an Affiliate, unless the Participant thereupon becomes employed by the Company or another Affiliate.

     2.36 “Transfer” or “Transferred” or “Transferable” shall mean anticipate, alienate, attach, sell, assign, pledge, encumber, charge, hypothecate or otherwise transfer.

Article 3.
ADMINISTRATION

     3.1 The Committee. The Plan shall be administered and interpreted by the Committee.

     3.2 Awards. The Committee shall have full authority to grant to Eligible Employees, pursuant to the terms of this Plan: (i) Stock Options, (ii) Restricted Stock, (iii) Stock Appreciation Rights, (iv) Other Stock-Based Awards and (v) Performance-Based Awards. In particular, the Committee shall have the authority:

     (a) to select the Eligible Employees to whom Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards may from time to time be granted hereunder;

     (b) to determine whether and to what extent Stock Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards or any combination thereof, are to be granted hereunder to one or more Eligible Employees;

     (c) to determine, in accordance with the terms of this Plan, the number of shares of Common Stock to be covered by each Award to an Eligible Employee granted hereunder;

     (d) to determine the terms and conditions, not inconsistent with the terms of this Plan, of any Award granted hereunder to an Eligible Employee (including, but not limited to, the exercise or purchase price, any restriction or limitation, any vesting schedule or acceleration thereof, or any forfeiture restrictions or waiver thereof, regarding any Stock Option or other Award, and the shares of Common Stock relating thereto, based on such factors, if any, as the Committee shall determine, in its sole discretion);

     (e) to determine whether and under what circumstances a Stock Option may be settled in cash and/or Common Stock under Section 6.3(d);

     (f) to the extent permitted by applicable law, to determine whether, to what extent and under what circumstances to provide loans (which may be on a recourse basis and shall bear interest at the rate the Committee shall provide) to Eligible Employees in order to exercise Options under this Plan;

     (g) to determine whether to require an Eligible Employee, as a condition of the granting of any Award, to not sell or otherwise dispose of shares acquired pursuant to the exercise of an Option or as an Award for a period of time as determined by the Committee, in its sole discretion, following the date of the acquisition of such Option or Award; and

     (h) to determine whether a Stock Appreciation Right is a Tandem Stock Appreciation Right or Non-Tandem Stock Appreciation Right.

      3.3 Guidelines. Subject to Article 13 hereof, the Committee shall have the authority to adopt, alter and repeal such administrative rules, guidelines and practices governing this Plan and perform all acts, including the delegation of its administrative responsibilities, as it shall, from time to time, deem advisable; to construe and interpret the terms and provisions of this Plan and any Award issued under this Plan (and any agreements relating thereto); and to otherwise supervise the administration of this Plan. The Committee may correct any defect, supply any omission or reconcile any inconsistency in this Plan or in any agreement relating thereto in the manner and to the extent it shall deem necessary to carry this Plan into effect but only to the extent any such action would be permitted under the applicable provisions of Rule 16b-3 and Section 162(m) of the Code. The Committee may adopt special guidelines and provisions for persons who are residing in, or subject to, the taxes of, countries other than the United States to comply with applicable tax and securities laws and may impose any limitations and restrictions that they deem necessary to comply with the applicable tax and securities laws of such countries other than the United States. Without limiting the generality of the foregoing, the French Addendum to the Plan previously adopted by the Committee for purposes of the grant of Stock Options to Participants who reside in, or are subject to taxation in, France, continues to be in full force and effect under the Plan as amended and restated herein. To the extent applicable, the Plan is intended to comply with the applicable requirements of Rule 16b-3 and the exception for performance-based compensation under Section 162(m) of the Code with regard to Options, Stock Appreciation Rights and certain awards of Other Stock-Based Awards and Performance-Based Awards and shall be limited, construed and interpreted in a manner so as to comply therewith.

     3.4 Decisions Final. Any decision, interpretation or other action made or taken in good faith by or at the direction of the Company, the Board, or the Committee (or any of its members) arising out of or in connection with the Plan shall be within the absolute discretion of all and each of them, as the case may be, and shall be final, binding and conclusive on the Company and all employees and Participants and their respective heirs, executors, administrators, successors and assigns.

     3.5 Reliance on Counsel. The Company, the Board or the Committee may consult with legal counsel, who may be counsel for the Company or other counsel, with respect to its obligations or duties hereunder, or with respect to any action or proceeding or any question of law, and shall not be liable with respect to any action taken or omitted by it in good faith pursuant to the advice of such counsel.

     3.6 Procedures. If the Committee is appointed, the Board shall designate one of the members of the Committee as chairman and the Committee shall hold meetings, subject to the By-Laws of the Company, at such times and places as it shall deem advisable. A majority of the Committee members shall constitute a quorum. All determinations of the Committee shall be made by a majority of the members present. Any decision or determination reduced to writing and signed by all the Committee members in accordance with the By-Laws of the Company, shall be fully as effective as if it had been made by a vote at a meeting duly called and held. The Committee shall keep minutes of its meetings and shall make such rules and regulations for the conduct of its business as it shall deem advisable.

     3.7 Designation of Consultants/Liability.

     (a) The Committee may designate employees of the Company and professional advisors to assist the Committee in the administration of the Plan and may grant authority to employees to execute agreements or other documents on behalf of the Committee.

     (b) The Committee may employ such legal counsel, consultants, appraisers and agents as it may deem desirable for the administration of the Plan and may rely upon any opinion received from any such counsel, appraiser or consultant and any computation received from any such consultant, appraiser or agent. Expenses incurred by the Committee in the engagement of any such counsel, consultant or agent shall be paid by the Company. The Board, the Committee, its members and any employee of the Company designated pursuant to paragraph (a) above shall not be liable for any action or determination made in good faith with respect to the Plan. To the maximum extent permitted by applicable law, no officer or employee of the Company or member or former member of the Committee or of the

Board shall be liable for any action or determination made in good faith with respect to the Plan or any Award granted under it. To the maximum extent permitted by applicable law and the Certificate of Incorporation and By-Laws of the Company and to the extent not covered by insurance, each officer, employee of the Company and member or former member of the Committee or of the Board shall be indemnified and held harmless by the Company against any cost or expense (including reasonable fees of counsel reasonably acceptable to the Company) or liability (including any sum paid in settlement of a claim with the approval of the Company), and advanced amounts necessary to pay the foregoing at the earliest time and to the fullest extent permitted, arising out of any act or omission to act in connection with the Plan, except to the extent arising out of such officer’s, employee’s, member’s or former member’s own fraud or bad faith. Such indemnification shall be in addition to any rights of indemnification the officers, employees, directors or members or former officers, directors or members may have under applicable law or under the Certificate of Incorporation or By-Laws of the Company or Affiliates. Notwithstanding anything else herein, this indemnification will not apply to the actions or determinations made by an individual with regard to Awards granted to him or her under this Plan.

Article 4.
SHARE AND OTHER LIMITATIONS

     4.1 Shares.

     (a) General Limitation. The aggregate number of shares of Common Stock which may be issued or used for reference purposes under this Plan or with respect to which all Awards may be granted shall not exceed 52,372,191 shares (subject to any increase or decrease pursuant to Section 4.2). The foregoing aggregate share reserve reflects: (i) 22,000,000 shares of Common Stock that would have expired had the Plan not been amended and restated and an additional number of new shares of Common Stock; and (ii) 30,372,191 shares of Common Stock underlying oustanding awards previously granted under the Plan prior to its amendment and restatement as of March 19, 2008. Any shares of Common Stock that are subject to Restricted Stock Awards or Other Stock-Based Awards or Performance-Based Awards denominated in shares of Common Stock shall be counted against this limit as 1.6 shares for every share granted. If any Option or Stock Appreciation Right granted under this Plan expires, terminates or is canceled for any reason without having been exercised in full, the number of shares of Common Stock underlying any unexercised Stock Appreciation Right or Option shall again be available for the purposes of Awards under the Plan. If a share of Restricted Stock or an Other Stock-Based Award or a Performance-Based Award denominated in shares of Common Stock granted under this Plan is forfeited for any reason, 1.6 shares of Common Stock shall again be available for the purposes of Awards under the Plan. If a Tandem Stock Appreciation Right or a Limited Stock Appreciation Right is granted in tandem with an Option, such grant shall only apply once against the maximum number of shares of Common Stock which may be issued under this Plan.

     (b) Individual Participant Limitations. (i) The maximum number of shares of Common Stock subject to any Option or any Other Stock-Based Award or Performance-Based Award denominated in shares of Common Stock for any Performance Period which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 1,500,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 17, 2006, subject to any increase or decrease pursuant to Section 4.2); provided, however, that with respect to any Performance-Based Award or Other Stock-Based Award with a Performance Period that is less than three consecutive fiscal years, the maximum number of shares of Common Stock subject to any Other Stock-Based Award or Performance-Based Award shall be determined by multiplying 1,500,000 by a fraction, the numerator of which is the number of days in the Performance Period and the denominator of which is 1095.

     (ii) The maximum number of shares of Common Stock subject to any Stock Appreciation Right which may be granted under this Plan during any fiscal year of the Company to each Eligible Employee shall be 1,500,000 shares (as adjusted to reflect all adjustments to the Common Stock on or before February 17, 2006, subject to any increase or decrease pursuant to Section 4.2). If a Tandem Stock Appreciation Right or Limited Stock Appreciation Right is granted in tandem with an Option it shall apply against the Eligible Employee’s individual share limitations for both Stock Appreciation Rights and Options.

     (iii) The maximum payment under any Performance-Based Awards denominated in dollars under this Plan to each Eligible Employee for any Performance Period shall be $4,000,000, provided, however, that if the Performance Period is less than three consecutive fiscal years, the maximum value at grant of Performance-Based Awards under this subparagraph (iii) shall be determined by multiplying $4,000,000 by a fraction, the numerator of which is the number of days in the Performance Cycle and the denominator of which is 1095.

     (iv) To the extent that shares of Common Stock for which Awards are permitted to be granted to a Participant pursuant to Section 4.1(b) during a fiscal year of the Company are not covered by an Award in the Company’s fiscal year, such shares of Common Stock shall not be available for grant or issuance to the Participant in any subsequent fiscal year during the term of this Plan.

     4.2 Changes.

     (a) The existence of the Plan and the Awards granted hereunder shall not affect in any way the right or power of the Board or the stockholders of the Company to make or authorize any adjustment, recapitalization, reorganization or other change in the Company’s capital structure or its business, any merger or consolidation of the Company or its Affiliates, any issue of bonds, debentures, preferred or prior preference stock ahead of or affecting Common Stock, the dissolution or liquidation of the Company or its Affiliates, any sale or transfer of all or part of its assets or business or any other corporate act or proceeding.

     (b) In the event of any such change in the capital structure or business of the Company by reason of any stock dividend or distribution, stock split or reverse stock split, recapitalization, reorganization, merger, consolidation, split-up, combination or exchange of shares, distribution with respect to its outstanding Common Stock or capital stock other than Common Stock, reclassification of its capital stock, conversion of the Company’s preferred stock, issuance of warrants or options to purchase any Common Stock or securities convertible into Common Stock, any sale or Transfer of all or part of the Company’s assets or business, or any similar change affecting the Company’s capital structure or business, then the aggregate number and kind of shares which thereafter may be issued under this Plan, the number and kind of shares or other property (including cash) to be issued upon exercise of an outstanding Option or other Awards granted under this Plan and the purchase price thereof shall be appropriately adjusted consistent with such change in such manner as the Committee may deem equitable to prevent substantial dilution or enlargement of the rights granted to, or available for, Participants under this Plan, and any such adjustment determined by the Committee in good faith shall be binding and conclusive on the Company and all Participants and employees and their respective heirs, executors, administrators, successors and assigns.

     (c) Fractional shares of Common Stock resulting from any adjustment in Options or Awards pursuant to Section 4.2(a) or (b) shall be aggregated until, and eliminated at, the time of exercise by rounding-down for fractions less than one-half (1/2) and rounding-up for fractions equal to or greater than one-half (1/2). No cash settlements shall be made with respect to fractional shares eliminated by rounding. Notice of any adjustment shall be given by the Committee to each Participant whose Option or Award has been adjusted and such adjustment (whether or not such notice is given) shall be effective and binding for all purposes of the Plan.

     (d) In the event of a merger or consolidation in which the Company is not the surviving entity or in the event of any transaction that results in the acquisition of substantially all of the Company’s outstanding Common Stock by a single person or entity or by a group of persons and/or entities acting in concert, or in the event of the sale or transfer of all or substantially all of the Company’s assets (all of the foregoing being referred to as “Acquisition Events”), then the Committee may, in its sole discretion, terminate all outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards requiring exercise or similar action by a Participant, effective as of the date of the Acquisition Event, by delivering notice of termination to each such Participant at least twenty (20) days prior to the date of consummation of the Acquisition Event; provided, that during the period from the date on which such notice of termination is delivered to the consummation of the Acquisition Event, each such Participant shall have the right to exercise in full all of his or her Options and Stock Appreciation Rights that are then outstanding (without regard to any limitations on exercisability otherwise contained in the Option or Award Agreements) but contingent on occurrence of the Acquisition Event, and, provided that, if the Acquisition Event does not take place within a specified period after giving such notice for any reason whatsoever, the notice and exercise shall be null and void.

     If an Acquisition Event occurs, to the extent the Committee does not terminate the outstanding Options, Stock Appreciation Rights and Other Stock-Based Awards pursuant to this Section 4.2(d), then the provisions of Section 4.2(b) shall apply.

     4.3 Purchase Price. Notwithstanding any provision of this Plan to the contrary, if authorized but previously unissued shares of Common Stock are issued under this Plan, such shares shall not be issued for a consideration which is less than as permitted under applicable law.

Article 5.
ELIGIBILITY

     All management (excluding Non-Employee Directors) and other employees of the Company and its Affiliates are eligible to be granted Options, Restricted Stock, Stock Appreciation Rights, Other Stock-Based Awards and Performance-Based Awards under this Plan. Eligibility under this Plan shall be determined by the Committee in its sole and absolute discretion.

Article 6.
STOCK OPTIONS

     6.1 Options. Each Stock Option granted hereunder shall be one of two types: (i) an Incentive Stock Option intended to satisfy the requirements of Section 422 of the Code or (ii) a Non-Qualified Stock Option.

     6.2 Grants. The Committee shall have the authority to grant to any Eligible Employee one or more Incentive Stock Options, Non-Qualified Stock Options, or both types of Stock Options (in each case with or without Stock Appreciation Rights). To the extent that any Stock Option does not qualify as an Incentive Stock Option (whether because of its provisions or the time or manner of its exercise or otherwise), such Stock Option or the portion thereof which does not qualify, shall constitute a separate Non-Qualified Stock Option. Notwithstanding any other provision of this Plan to the contrary or any provision in an agreement evidencing the grant of an Option to the contrary, any Option granted to an Eligible Employee of an Affiliate (other than one described in Section 2.1(i) or (ii)) shall be a Non-Qualified Stock Option.

     6.3 Terms of Options. Options granted under Article 6 of this Plan shall be subject to Article 11 and the following terms and conditions, and shall be in such form and contain such additional terms and conditions, not inconsistent with the terms of this Plan, as the Committee shall deem desirable:

     (a) Option Price. The option price per share of Common Stock purchasable under an Incentive Stock Option or a Non-Qualified Stock Option shall be determined by the Committee at the time of grant but shall not be less than 100% of the Fair Market Value of the share of Common Stock at the time of grant; provided, however, if an Incentive Stock Option is granted to a Ten Percent Stockholder, the purchase price shall not be less than 110% of the Fair Market Value of the share of Common Stock at the time of grant.

     (b) Option Term. The term of each Stock Option shall be fixed by the Committee, but no Stock Option shall be exercisable more than ten (10) years after the date the Option is granted; provided, however, that the term of an Incentive Stock Option granted to a Ten Percent Stockholder may not exceed five (5) years.

     (c) Exercisability. Stock Options shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Options shall be subject to a minimum vesting schedule of at least one year, subject to acceleration in the event of a Change in Control or the Participant’s Retirement, Disability, death or involuntary termination without Cause, in each case, to the extent provided in the applicable Award agreement. If the Committee provides, in its discretion, that any Stock Option is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitations on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which Options may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (d) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (c) above, Stock Options may be exercised in whole or in part at any time during the Option term, by giving written notice of exercise to the Company specifying the number of shares to be purchased. Such notice shall be accompanied by payment in full of the purchase price as follows: (i) in cash or by check, bank draft or money order payable to the order of Company, (ii) if the Common Stock is traded on a national securities exchange, the Nasdaq Stock Market, Inc. or quoted on a national quotation system sponsored by the Financial Industry Regulatory Authority, through the delivery of irrevocable instructions to a broker to deliver promptly to the Company an amount equal to the purchase price to the extent permitted by law, (iii) by payment in full or part in the form of Common Stock owned by the Participant (and for which the Participant has good title free and clear of any liens and encumbrances) based on the Fair Market Value of the Common Stock on the payment date as determined by the Committee or the Board or (iv) on such other terms and conditions as may be acceptable to the Committee or the Board, as applicable. No shares of Common Stock shall be issued until payment therefor, as provided herein, has been made or provided for.

     (e) Incentive Stock Option Limitations. To the extent that the aggregate Fair Market Value (determined as of the time of grant) of the Common Stock with respect to which Incentive Stock Options are exercisable for the first time by an Eligible Employee during any calendar year under the Plan and/or any other stock option plan of the Company or any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) exceeds $100,000, such Options shall be treated as Options which are not Incentive Stock Options. In addition, if an Eligible Employee does not remain employed by the Company, any Subsidiary or parent corporation (within the meaning of Section 424(e) of the Code) at all times from the time the Option is granted until three (3) months prior to the date of exercise (or such other period as required by applicable law), such Option shall be treated as an Option which is not an Incentive Stock Option.

     Should the foregoing provision not be necessary in order for the Stock Options to qualify as Incentive Stock Options, or should any additional provisions be required, the Committee may amend the Plan accordingly, without the necessity of obtaining the approval of the stockholders of the Company.

     Without the written consent of the Company, no Common Stock acquired by a Participant upon the exercise of an Incentive Stock Option granted hereunder may be disposed of by the Participant within two (2) years from the date such Incentive Stock Option was granted, nor within one (1) year after the transfer of such Common Stock to the Participant; provided, however, that a transfer to a trustee, receiver, or other fiduciary in any insolvency proceeding, as described in Section 422(c)(3) of the Code, shall not be deemed to be such a disposition.

     (f) Form of Options. Subject to the terms and conditions and within the limitations of the Plan, an Option shall be evidenced by such form of agreement or grant as is approved by the Committee.

     (g) Form of Settlement. In its sole discretion, the Committee may provide, at the time of grant, that the shares to be issued upon the exercise of a Stock Option shall be in the form of Restricted Stock, or may, in the Option agreement, reserve a right to so provide after the time of grant.

     (h) Other Terms and Conditions. Options may contain such other provisions, which shall not be inconsistent with any of the foregoing terms of the Plan, as the Committee shall deem appropriate including, without limitation, permitting “reloads.” With regard to such “reloads”, the Committee shall have the authority (but not an obligation) to include within any Option agreement a provision entitling the optionee to a further Option (a “Reload Option”) if the optionee exercises the Option evidenced by the Option agreement, in whole or in part, by surrendering other shares of the Company held by the optionee for at least six (6) months prior to such date of surrender in accordance with the Plan and the terms and conditions of the Option agreement. Any Reload Option shall not be an Incentive Stock Option, shall be for a number of shares equal to the number of surrendered shares, the exercise price thereof shall be equal to the Fair Market Value of the Common Stock on the date of exercise of such original Option, shall become exercisable if the purchased shares are held for a minimum period of time established by the Committee, and shall be subject to such other terms and conditions as the Committee may determine. Notwithstanding the foregoing, Stock Options granted on or after October 1, 2004 may not permit reloads.

     (i) Repricing of Stock Options Prohibited. Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Option may not be modified to reduce the exercise price thereof nor may a new Stock Option at a lower price be substituted for a surrendered Stock Option (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

Article 7.
RESTRICTED STOCK AWARDS

     7.1 Awards of Restricted Stock. Shares of Restricted Stock may be issued to Eligible Employees either alone or in addition to other Awards granted under the Plan. The Committee shall determine the eligible persons to whom, and the time or times at which, grants of Restricted Stock will be made, the number of shares to be awarded, the price (if any) to be paid by the recipient (subject to Section 7.2), the time or times within which such Awards may be subject to forfeiture, the vesting schedule and rights to acceleration thereof, and all other terms and conditions of the Awards. The Committee may condition the grant of Restricted Stock upon the attainment of specified performance goals or such other factors as the Committee may determine, in its sole discretion.

      7.2 Awards and Certificates. An Eligible Employee selected to receive Restricted Stock shall not have any rights with respect to such Award, unless and until such Participant has delivered a fully executed copy of the Restricted Stock Award agreement evidencing the Award to the Company and has otherwise complied with the applicable terms and conditions of such Award. Further, such Award shall be subject to the following conditions:

     (a) Purchase Price. The purchase price of Restricted Stock shall be fixed by the Committee. Subject to Section 4.3, the purchase price for shares of Restricted Stock may be the minimum permitted by applicable law.

     (b) Acceptance. Awards of Restricted Stock must be accepted within a period of ninety (90) days (or such shorter period as the Committee may specify at grant) after the Award date, by executing a Restricted Stock Award agreement and by paying whatever price (if any) the Committee has designated thereunder.

     (c) Legend. Each Participant receiving a Restricted Stock Award shall be issued a stock certificate in respect of such shares of Restricted Stock, unless the Committee elects to use another system, such as book entries by the transfer agent, as evidencing ownership of a Restricted Stock Award. Such certificate shall be registered in the name of such Participant, and shall bear an appropriate legend referring to the terms, conditions, and restrictions applicable to such Award, substantially in the following form:

“The anticipation, alienation, attachment, sale, transfer, assignment, pledge, encumbrance or charge of the shares of stock represented hereby are subject to the terms and conditions (including forfeiture) of the Celgene Corporation (the “Company”) 2008 Stock Incentive Plan, as may be amended from time to time, and an Agreement entered into between the registered owner and the Company dated ___. Copies of such Plan and Agreement are on file at the principal office of the Company.”

     (d) Custody. The Committee may require that any stock certificates evidencing such shares be held in custody by the Company until the restrictions thereon shall have lapsed, and that, as a condition of any Restricted Stock Award, the Participant shall have delivered a duly signed stock power, endorsed in blank, relating to the Common Stock covered by such Award.

     7.3 Restrictions and Conditions on Restricted Stock Awards. The shares of Restricted Stock awarded pursuant to this Plan shall be subject to Article 11 and the following restrictions and conditions:

     (a) Restriction Period; Vesting and Acceleration of Vesting. (i) The Participant shall not be permitted to Transfer shares of Restricted Stock awarded under this Plan during a period set by the Committee (the “Restriction Period”) commencing with the date of such Award, as set forth in the Restricted Stock Award agreement and such agreement shall set forth a vesting schedule and any events which would accelerate vesting of the shares of Restricted Stock; provided, however, that shares of Restricted Stock shall be subject to a minimum vesting schedule of at least three years, subject to acceleration in the event of a Change in Control or the Participant’s Retirement, Disability or death, in each case, to the extent provided in the applicable Award agreement.

     (ii) Performance Goals, Formulae or Standards. If the lapse of restrictions is based on the attainment of Performance Goals, the Committee shall establish the Performance Goals and the applicable vesting percentage of the Restricted Stock Award applicable to each Participant or class of Participants in writing prior to the beginning of the applicable fiscal year or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances.

     (b) Rights as Stockholder. Except as provided in this subsection (b) and subsection (a) above and as otherwise determined by the Committee, the Participant shall have, with respect to the shares of Restricted Stock, all of the rights of a holder of shares of Common Stock of the Company including, without limitation, the right to receive any dividends, the right to vote such shares and, subject to and conditioned upon the full vesting of shares of Restricted Stock, the right to tender such shares. Notwithstanding the foregoing, the payment of dividends shall be deferred until, and conditioned upon, the expiration of the applicable Restriction Period, unless the Committee, in its sole discretion, specifies otherwise at the time of the Award.

     (c) Lapse of Restrictions. If and when the Restriction Period expires without a prior forfeiture of the Restricted Stock subject to such Restriction Period, the certificates for such shares shall be delivered to the Participant. All legends shall be removed from said certificates at the time of delivery to the Participant except as otherwise required by applicable law.

Article 8.
STOCK APPRECIATION RIGHTS

     8.1 Tandem Stock Appreciation Rights. Stock Appreciation Rights may be granted in conjunction with all or part of any Stock Option (a “Reference Stock Option”) granted under this Plan (“Tandem Stock Appreciation Rights”). In the case of a Non-Qualified Stock Option, such rights may be granted either at or after the time of the grant of such Reference Stock Option. In the case of an Incentive Stock Option, such rights may be granted only at the time of the grant of such Reference Stock Option.

     8.2 Terms and Conditions of Tandem Stock Appreciation Rights. Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 11 and the following:

     (a) Term. A Tandem Stock Appreciation Right or applicable portion thereof granted with respect to a Reference Stock Option shall terminate and no longer be exercisable upon the termination or exercise of the Reference Stock Option, except that, unless otherwise determined by the Committee, in its sole discretion, at the time of grant, a Tandem Stock Appreciation Right granted with respect to less than the full number of shares covered by the Reference Stock Option shall not be reduced until and then only to the extent the exercise or termination of the Reference Stock Option causes the number of shares covered by the Tandem Stock Appreciation Right to exceed the number of shares remaining available and unexercised under the Reference Stock Option.

     (b) Exercisability. Tandem Stock Appreciation Rights shall be exercisable only at such time or times and to the extent that the Reference Stock Options to which they relate shall be exercisable in accordance with the provisions of Article 6 and Article 8.

     (c) Method of Exercise. A Tandem Stock Appreciation Right may be exercised by an optionee by surrendering the applicable portion of the Reference Stock Option. Upon such exercise and surrender, the Participant shall be entitled to receive an amount determined in the manner prescribed in this Section 8.2. Stock Options which have been so surrendered, in whole or in part, shall no longer be exercisable to the extent the related Tandem Stock Appreciation Rights have been exercised.

     (d) Payment. Upon the exercise of a Tandem Stock Appreciation Right a Participant shall be entitled to receive up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock over the Option price per share specified in the Reference Stock Option multiplied by the number of shares in respect of which the Tandem Stock Appreciation Right shall have been exercised, with the Committee having the right to determine the form of payment.

     (e) Deemed Exercise of Reference Stock Option. Upon the exercise of a Tandem Stock Appreciation Right, the Reference Stock Option or part thereof to which such Stock Appreciation Right is related shall be deemed to have been exercised for the purpose of the limitation set forth in Article 4 of the Plan on the number of shares of Common Stock to be issued under the Plan.

     8.3 Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights may also be granted without reference to any Stock Options granted under this Plan.

     8.4 Terms and Conditions of Non-Tandem Stock Appreciation Rights. Non-Tandem Stock Appreciation Rights granted hereunder shall be subject to such terms and conditions, not inconsistent with the provisions of this Plan, as shall be determined from time to time by the Committee, including Article 11 and the following:

     (a) Term. The term of each Non-Tandem Stock Appreciation Right shall be fixed by the Committee, but shall not be greater than ten (10) years after the date the right is granted.

     (b) Exercisability. Non-Tandem Stock Appreciation Rights shall be exercisable at such time or times and subject to such terms and conditions as shall be determined by the Committee at grant; provided, however, that Stock Appreciation Rights shall be subject to a minimum vesting schedule of at least one year, subject to acceleration in the event of a Change in Control or the Participant’s Retirement, Disability, death or involuntary termination without Cause, in each case, to the extent provided in the applicable Award agreement. If the Committee provides, in its discretion, that any such right is exercisable subject to certain limitations (including, without limitation, that it is exercisable only in installments or within certain time periods), the Committee may waive such limitation on the exercisability at any time at or after grant in whole or in part (including, without limitation, that the Committee may waive the installment exercise provisions or accelerate the time at which rights may be exercised), based on such factors, if any, as the Committee shall determine, in its sole discretion.

     (c) Method of Exercise. Subject to whatever installment exercise and waiting period provisions apply under subsection (b) above, Non-Tandem Stock Appreciation Rights may be exercised in whole or in part at any time during the option term, by giving written notice of exercise to the Company specifying the number of Non-Tandem Stock Appreciation Rights to be exercised.

     (d) Payment. Upon the exercise of a Non-Tandem Stock Appreciation Right a Participant shall be entitled to receive, for each right exercised, up to, but no more than, an amount in Common Stock equal in value to the excess of the Fair Market Value of one share of Common Stock on the date the right is exercised over the Fair Market Value of one (1) share of Common Stock on the date the right was awarded to the Participant.

     8.5 Limited Stock Appreciation Rights. The Committee may, in its sole discretion, grant Tandem and Non-Tandem Stock Appreciation Rights either as a general Stock Appreciation Right or as a Limited Stock Appreciation Right. Limited Stock Appreciation Rights may be exercised only upon the occurrence of a Change in Control or such other event as the Committee may, in its sole discretion, designate at the time of grant or thereafter. Upon the exercise of Limited Stock Appreciation Rights, except as otherwise provided in an Award agreement, the Participant shall receive in cash or Common Stock, as determined by the Committee, an amount equal to the amount (i) set forth in Section 8.2(d) with respect to Tandem Stock Appreciation Rights or (ii) set forth in Section 8.4(d) with respect to Non-Tandem Stock Appreciation Rights.

     8.6 Repricing of Stock Appreciation Rights Prohibited. Notwithstanding any other provision of the Plan to the contrary, an outstanding Stock Appreciation Right may not be modified to reduce the exercise price thereof nor may a new Stock Appreciation Right at a lower price be substituted for a surrendered Stock Appreciation Right (other than adjustments or substitutions in accordance with Section 4.2), unless such action is approved by the stockholders of the Company.

Article 9.
OTHER STOCK-BASED AWARDS

     9.1 Other Awards. The Committee, in its sole discretion, is authorized to grant to Eligible Employees Other Stock-Based Awards that are payable in, valued in whole or in part by reference to, or otherwise based on or related to shares of Common Stock, including, but not limited to, shares of Common Stock awarded purely as a bonus and not subject to any restrictions or conditions, shares of Common Stock in payment of the amounts due under an incentive or performance plan sponsored or maintained by the Company or an Affiliate, performance units, dividend equivalent units, stock equivalent units, restricted stock units and deferred stock units. To the extent permitted by law, the Committee may, in its sole discretion, permit Eligible Employees to defer all or a portion of their cash compensation in the form of Other Stock-Based Awards granted under this Plan, subject to the terms and conditions of any deferred compensation arrangement established by the Company, which shall be intended to comply with Section 409A of the Code. Other Stock-Based Awards may be granted either alone or in addition to or in tandem with other Awards granted under the Plan.

     Subject to the provisions of this Plan, the Committee shall, in its sole discretion, have authority to determine the Eligible Employees to whom, and the time or times at which, such Awards shall be made, the number of shares of Common Stock to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock under such Awards upon the completion of a specified Performance Period.

     The Committee may condition the grant or vesting of Other Stock-Based Awards upon the attainment of specified Performance Goals as the Committee may determine, in its sole discretion; provided that to the extent that such Other Stock-Based Awards are intended to comply with Section 162(m) of the Code, the Committee shall establish the objective Performance Goals for the vesting of such Other Stock-Based Awards based on a Performance Period applicable to each Participant or class of Participants in writing prior to the beginning of the applicable Performance Period or at such later date as permitted under Section 162(m) of the Code and while the outcome of the Performance Goals are substantially uncertain. Such Performance Goals may incorporate, if and only to the extent permitted under Section 162(m) of the Code, provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any such provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect. The applicable Performance Goals shall be based on one or more of the Performance Criteria set forth in Exhibit A hereto.

     9.2 Terms and Conditions. Other Stock-Based Awards made pursuant to this Article 9 shall be subject to the following terms and conditions:

     (a) Non-Transferability. Subject to the applicable provisions of the Award agreement and this Plan, shares of Common Stock subject to Awards made under this Article 9 may not be Transferred prior to the date on which the shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses.

     (b) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 9 shall not be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award.

     (c) Vesting. Any Award under this Article 9 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that Other Stock-Based Awards not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years, subject to acceleration in the event of a Change in Control or the Participant’s Retirement,

Disability or death, in each case, to the extent provided in the applicable Award agreement. In the event that a written employment agreement between the Company and a Participant provides for a vesting schedule that is more favorable than the vesting schedule provided in the form of Award agreement, the vesting schedule in such employment agreement shall govern, provided that such agreement is in effect on the date of grant and applicable to the specific Award.

     (d) Price. Common Stock issued on a bonus basis under this Article 9 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 9 shall be priced, as determined by the Committee in its sole discretion.

     (e) Payment. Form of payment for the Other Stock-Based Award shall be specified in the Award agreement, and may consist of cash, shares of Common Stock or a combination thereof as determined by the Committee in its sole discretion.

Article 10.
PERFORMANCE-BASED AWARDS

     10.1 Performance-Based Awards. Performance-Based Awards may be granted either alone or in addition to or in tandem with Stock Options, Stock Appreciation Rights, or Restricted Stock. Subject to the provisions of this Plan, the Committee shall have authority to determine the persons to whom and the time or times at which such Awards shall be made, the number of shares of Common Stock or dollar amount to be awarded pursuant to such Awards, and all other conditions of the Awards. The Committee may also provide for the grant of Common Stock or payment of dollar amount under such Awards upon the completion of a specified Performance Period.

     For each Participant, the Committee may specify a targeted performance award. The individual target award may be expressed, at the Committee’s discretion, as a fixed dollar amount, a percentage of base pay or total pay (excluding payments made under the Plan), or an amount determined pursuant to an objective formula or standard. Establishment of an individual target award for a Participant for a calendar year shall not imply or require that the same level individual target award (if any such award is established by the Committee for the relevant Participant) be set for any subsequent calendar year. At the time the Performance Goals are established, the Committee shall prescribe a formula to determine the percentages (which may be greater than one-hundred percent (100%)) of the individual target award which may be payable based upon the degree of attainment of the Performance Goals during the calendar year. Notwithstanding anything else herein, the Committee may, in its sole discretion, elect to pay a Participant an amount that is less than the Participant’s individual target award (or attained percentage thereof) regardless of the degree of attainment of the Performance Goals; provided that no such discretion to reduce an Award earned based on achievement of the applicable Performance Goals shall be permitted for the calendar year in which a Change in Control of the Company occurs, or during such calendar year with regard to the prior calendar year if the Awards for the prior calendar year have not been made by the time of the Change in Control of the Company, with regard to individuals who were Participants at the time of the Change in Control of the Company.

     10.2 Terms and Conditions. Performance-Based Awards made pursuant to this Article 10 shall be subject to the following terms and conditions:

     (a) Dividends. Unless otherwise determined by the Committee at the time of Award, subject to the provisions of the Award agreement and this Plan, the recipient of an Award under this Article 10 shall be entitled to receive, currently or on a deferred basis, dividends or dividend equivalents with respect to the number of shares of Common Stock covered by the Award, as determined at the time of the Award by the Committee, in its sole discretion.

     (b) Vesting. Any Award under this Article 10 and any Common Stock covered by any such Award shall vest or be forfeited to the extent so provided in the Award agreement, as determined by the Committee, in its sole discretion; provided, however, that such Awards of Common Stock not granted upon completion of a Performance Period shall be subject to a minimum vesting schedule of at least three years, subject to acceleration in the event of a Change in Control or the Participant’s Retirement, Disability or death, in each case, to the extent provided in the applicable Award agreement.

     (c) Waiver of Limitation. Subject to the limitations of Section 10.2(b), in the event of a Change in Control or the Participant’s Retirement, Disability, death or involuntary termination without Cause, the Committee may, in its sole discretion, waive in whole or in part any or all of the limitations imposed hereunder (if any) with respect to any or all of an Award under this Article.

     (d) Purchase Price. Subject to Section 4.3, Common Stock issued on a bonus basis under this Article 10 may be issued for no cash consideration; Common Stock purchased pursuant to a purchase right awarded under this Article 10 shall be priced as determined by the Committee.

     (e) Performance Goals, Formulae or Standards. (i) The Committee shall establish the Performance Goals and the individual target award (if any) in writing prior to the beginning of the applicable Performance Period or at such later date as otherwise determined by the Committee and while the outcome of the Performance Goals is substantially uncertain. Such Performance Goals may incorporate provisions for disregarding (or adjusting for) changes in accounting methods, corporate transactions (including, without limitation, dispositions and acquisitions) and other similar type events or circumstances. To the extent any Performance-Based Award is intended to comply with the provisions of Section 162(m) of the Code, if any provision would create impermissible discretion under Section 162(m) of the Code or otherwise violate Section 162(m) of the Code, such provision shall be of no force or effect.

     (ii) The measurements used in Performance Goals set under the Plan shall be determined in accordance with Generally Accepted Accounting Principles (“GAAP”), except, to the extent that any objective Performance Goals are used, if any measurements require deviation from GAAP, such deviation shall be at the discretion of the Committee at the time the Performance Goals are set or at such later time to the extent permitted under Section 162(m) of the Code.

     (f) Committee Certification. At the expiration of the Performance Period, the Committee shall determine and certify in writing the extent to which the Performance Goals have been achieved.

Article 11.
NON-TRANSFERABILITY AND TERMINATION PROVISIONS

     The terms and conditions of this Article 11 shall apply to Awards under this Plan as follows:

     11.1 Nontransferability. No Stock Option, Stock Appreciation Right or Performance-Based Award shall be Transferable by the Participant otherwise than by will or by the laws of descent and distribution. All Stock Options and all Stock Appreciation Rights shall be exercisable, during the Participant’s lifetime, only by the Participant or his or her legal guardian or representative. Tandem Stock Appreciation Rights shall be Transferable, solely to the extent permitted above, only with the underlying Stock Option. In addition, except as provided above, no Stock Option shall be Transferred (whether by operation of law or otherwise), and no Stock Option shall be subject to execution, attachment or similar process. Upon any attempt to Transfer any Stock Option, or in the event of any levy upon any Stock Option by reason of any execution, attachment or similar process contrary to the provisions hereof, such Stock Option shall immediately terminate and become null and void. Notwithstanding the foregoing, the Committee may determine at the time of grant or thereafter that a Non-Qualified Stock Option that is otherwise not Transferable pursuant to this Article 11 is

Transferable to a Family Member in whole or in part and in such circumstances, and under such conditions, as specified by the Committee. A Non-Qualified Stock Option which is Transferred to a Family Member pursuant to the preceding sentence may not be subsequently Transferred by such Family Member. Shares of Restricted Stock under Article 7 may not be Transferred prior to the date on which shares are issued, or, if later, the date on which any applicable restriction, performance or deferral period lapses. No Award shall, except as otherwise specifically provided by law or herein, be Transferable in any manner, and any attempt to Transfer any such Award shall be void, and no such Award shall in any manner be liable for or subject to the debts, contracts, liabilities, engagements or torts of any person who shall be entitled to such Award, nor shall it be subject to attachment or legal process for or against such person.

     11.2 Termination of Employment. The following rules apply with regard to the Termination of Employment of a Participant:

     (a) Termination by Reason of Death. If a Participant’s Termination of Employment is by reason of death, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant’s estate are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s death, by the legal representative of the estate, at any time within a period of one (1) year from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

     (b) Termination by Reason of Retirement or Disability. If a Participant’s Termination of Employment is by reason of Retirement or Disability, any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at the Participant’s termination (or solely with respect to Stock Options or Stock Appreciation Rights granted on or after September 1, 2007, to the extent exercisable at the Participant’s termination or thereafter if the Participant provides the Committee or its designee with not less than six months written notice of the Participant’s intent to terminate the Participant’s service with the Company and its Affiliates by reason of Retirement, such Stock Options or Stock Appreciation Rights continue to become exercisable (vested) following the Participant’s Termination of Employment by reason of Retirement as if the Participant had remained an employee of the Company), by the Participant (or the Participant’s legal representative to the extent permitted under Section 15.11 or the legal representative of the Participant’s estate if the Participant dies after termination) at any time within a period (the “Retirement or Disability Period”) which is the shorter of (i) up to ten (10) years after the date of grant of such Stock Option or Stock Appreciation Right, such period to be set on a case by case basis by the Committee, or (ii) three (3) years from the date of such termination; provided, however, that, if the Participant dies within such Retirement or Disability Period, any unexercised Stock Option or Stock Appreciation Right held by such Participant shall thereafter be exercisable, to the extent to which it was exercisable at the time of death, for a period of one (1) year (or such other period as the Committee may specify at grant or, if no rights of the Participant’s estate are reduced, thereafter) from the date of such death, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

     (c) Voluntary Resignation or Involuntary Termination Without Cause. If a Participant’s Termination of Employment is due to a voluntary resignation or by involuntary termination without Cause and such termination occurs prior to, or more than ninety (90) days after, the occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirements), any Stock Option or Stock Appreciation Right held by such Participant, unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, may be exercised, to the extent exercisable at termination, by the Participant at any time within a period of ninety (90) days from the date of such termination, but in no event beyond the expiration of the stated term of such Stock Option or Stock Appreciation Right.

     (d) Termination for Cause. Unless otherwise determined by the Committee at grant or, if no rights of the Participant are reduced, thereafter, if a Participant’s Termination of Employment is for Cause for any reason, any Stock Option or Stock Appreciation Right held by such Participant shall thereupon terminate and expire as of the date of termination. In the event the termination is an involuntary termination without Cause or is a voluntary resignation within ninety (90) days after occurrence of an event which would be grounds for Termination of Employment by the Company for Cause (without regard to any notice or cure period requirement), any Stock Option or Stock Appreciation Right held by the Participant at the time of occurrence of the event which would be grounds for Termination of Employment by the Company for Cause shall be deemed to have terminated and expired upon occurrence of the event which would be grounds for Termination of Employment by the Company for Cause.

     (e) Termination of Employment for Restricted Stock. Subject to the applicable provisions of the Restricted Stock Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason during the relevant Restriction Period, all Restricted Stock still subject to restriction will vest or be forfeited in accordance with the terms and conditions established by the Committee at grant or thereafter.

     (f) Termination of Employment for Other Stock-Based Awards and Performance-Based Awards. Subject to the applicable provisions of the Award agreement and this Plan, upon a Participant’s Termination of Employment for any reason, the Other Stock-Based Award or Performance-Based Award in question will vest or be forfeited or be payable in accordance with the terms and conditions established by the Committee at grant or thereafter.

Article 12.
CHANGE IN CONTROL PROVISIONS

     12.1 Benefits. In the event of a Change in Control of the Company (as defined below), except as otherwise provided by the Committee upon the grant of an Award, the Participant shall be entitled to the following benefits:

     (a) All outstanding Stock Options and the related Tandem Stock Appreciation Rights and Non-Tandem Stock Appreciation Rights of such Participant, if any, granted prior to the Change in Control shall be fully vested and immediately exercisable in their entirety.

     (b) All unvested Restricted Stock, Other Stock-Based Awards and Performance-Based Awards shall become fully vested upon a Change in Control, including without limitation, the following: (i) the restrictions to which any shares of Restricted Stock of a Participant granted prior to the Change in Control are subject shall lapse as if the applicable Restriction Period had ended upon such Change in Control, and (ii) the conditions required for vesting of any unvested Performance-Based Awards shall be deemed to be satisfied upon such Change in Control and all outstanding Performance-Based Awards shall be paid upon a Change in Control at the higher of (1) the Participant’s individual target award and (2) a payment based on actual achievement of the Performance Goals through the date of the Change in Control.

     12.2 Change in Control. A “Change in Control” shall mean the occurrence of any of the following:

     (a) any person (as defined in Section 3(a)(9) of the Exchange Act and as used in Sections 13(d) and 14(d) thereof), excluding the Company, any subsidiary of the Company and any employee benefit plan sponsored or maintained by the Company or any subsidiary of the Company (including any trustee of any such plan acting in his capacity as trustee), becoming the “beneficial owner” (as defined in Rule 13d-3 under the Exchange Act) of securities of the Company representing thirty percent (30%) of the total combined voting power of the Company’s then outstanding securities;

     (b) the merger, consolidation or other business combination of the Company (a “Transaction”), other than (A) a Transaction involving only the Company and one or more of its subsidiaries, or (B) a Transaction immediately following which the stockholders of the Company immediately prior to the Transaction continue to have a majority of the voting power in the resulting entity and no person (other than those covered by the exceptions in (a) above) becomes the beneficial owner of securities of the resulting entity representing more than twenty-five percent (25%) of the voting power in the resulting entity;

     (c) during any period of two (2) consecutive years beginning on or after the Effective Date, the persons who were members of the Board immediately before the beginning of such period (the “Incumbent Directors”) ceasing (for any reason other than death) to constitute at least a majority of the Board or the board of directors of any successor to the Company, provided that, any director who was not a director as of the Effective Date shall be deemed to be an Incumbent Director if such director was elected to the board of directors by, or on the recommendation of or with the approval of, at least two-thirds of the directors who then qualified as Incumbent Directors either actually or by prior operation of the foregoing unless such election, recommendation or approval occurs as a result of an actual or threatened election contest (as such terms are used in Rule 14a-11 of Regulation 14A promulgated under the Exchange Act or any successor provision) or other actual or threatened solicitation of proxies or contests by or on behalf of a person other than a member of the Board; or

     (d) the approval by the stockholders of the Company of any plan of complete liquidation of the Company or an agreement for the sale of all or substantially all of the Company’s assets other than the sale of all or substantially all of the assets of the Company to a person or persons who beneficially own, directly or indirectly, at least fifty percent (50%) or more of the combined voting power of the outstanding voting securities of the Company at the time of such sale.

Notwithstanding any other provision of the Plan to the contrary, to the extent that Awards under the Plan subject to Section 409A of the Code are payable upon a Change in Control, an event shall not be considered to be a Change in Control under the Plan with respect to such Awards unless such event is also a “change in ownership,” a “change in effective control” or a “change in the ownership of a substantial portion of the assets” of the Company within the meaning of Section 409A of the Code.

Article 13.
TERMINATION OR AMENDMENT OF THE PLAN

     Notwithstanding any other provision of this Plan, the Board may at any time, and from time to time, amend, in whole or in part, any or all of the provisions of the Plan, or suspend or terminate it entirely, retroactively or otherwise; provided, however, that, unless otherwise required by law or specifically provided herein, the rights of a Participant with respect to Awards granted prior to such amendment, suspension or termination, may not be impaired without the consent of such Participant and, provided further, without the approval of the stockholders of the Company in accordance with the laws of the State of Delaware, to the extent required by the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code, no amendment may be made which would (i) increase the aggregate number of shares of Common Stock that may be issued under this Plan or the maximum individual Participant limitations under Section 4.1(b), (ii) change the classification of employees eligible to receive Awards under this Plan, (iii) decrease the minimum option price of any Stock Option, (iv) extend the maximum option period under Section 6.3, (v) require stockholder approval in order for the Plan to continue to comply with the applicable provisions of Rule 16b-3 or Section 162(m) of the Code, or, with regard to Incentive Stock Options, Section 422 of the Code or (vi) materially alter the Performance Criteria set forth in Exhibit A. In no event may the Plan be amended without the approval of the stockholders of the Company in accordance with the applicable laws or other requirements to increase the aggregate number of shares of

Common Stock that may be issued under the Plan, decrease the minimum option price of any Stock Option, or to make any other amendment that would require stockholder approval under the rules of any exchange or system on which the Company’s securities are listed or traded at the request of the Company.

     The Committee may amend the terms of any Award theretofore granted, prospectively or retroactively, but, subject to Article 4 above or as otherwise specifically provided herein, no such amendment or other action by the Committee shall impair the rights of any holder without the holder’s consent.

Article 14.
UNFUNDED STATUS OF PLAN

     This Plan is intended to constitute an “unfunded” plan for incentive compensation. With respect to any payments as to which a Participant has a fixed and vested interest but which are not yet made to a Participant by the Company, nothing contained herein shall give any such Participant any rights that are greater than those of a general creditor of the Company.

Article 15.
GENERAL PROVISIONS

     15.1 Legend. The Committee may require each person receiving shares of Common Stock pursuant to an Award under the Plan to represent to and agree with the Company in writing that the Participant is acquiring the shares without a view to distribution thereof, and that any subsequent offer for sale or sale of any such shares of Common Stock shall be made either pursuant to (i) a registration statement on an appropriate form under the Securities Act of 1933, which registration statement shall have become effective and shall be current with respect to the shares of Common Stock being offered and sold, or (ii) a specific exemption from the registration requirements of the Securities Act of 1933, and that in claiming such exemption the Participant will, prior to any offer for sale or sale of shares of Common Stock, obtain a favorable written opinion, satisfactory in form and substance to the Company, from counsel acceptable to the Company as to the availability of such exception. In addition to any legend required by this Plan, the certificates for such shares may include any legend which the Committee deems appropriate to reflect any restrictions on Transfer.

     All certificates for shares of Common Stock delivered under the Plan shall be subject to such stock transfer orders and other restrictions as the Committee may deem advisable under the rules, regulations and other requirements of the Securities and Exchange Commission, any stock exchange upon which the Common Stock is then listed or any national securities association system upon whose system the Common Stock is then quoted, any applicable Federal or state securities law, and any applicable corporate law, and the Committee may cause a legend or legends to be put on any such certificates to make appropriate reference to such restrictions.

     15.2 Other Plans. Nothing contained in this Plan shall prevent the Board from adopting other or additional compensation arrangements, subject to stockholder approval if such approval is required; and, such arrangements may be either generally applicable or applicable only in specific cases.

     15.3 No Right to Employment. Neither this Plan nor the grant of any Award hereunder shall give any Participant or other employee any right with respect to continuance of employment by the Company or any Affiliate, nor shall there be a limitation in any way on the right of the Company or any Affiliate by which an employee is employed to terminate his employment at any time.

     15.4 Withholding of Taxes. The Company shall have the right to deduct from any payment to be made to a Participant, or to otherwise require, prior to the issuance or delivery of any shares of Common Stock or the payment of any cash hereunder, payment by the Participant of, any Federal, state or local taxes required by law to be withheld. Upon the vesting of Restricted Stock, or upon making an election under Section 83(b) of the Code, a Participant shall pay all required withholding to the Company.

     At the discretion of the Committee, any such withholding obligation with regard to any Participant may be satisfied by reducing the number of shares of Common Stock otherwise deliverable or by delivering shares of Common Stock already owned. Any fraction of a share of Common Stock required to satisfy such tax obligations shall be disregarded and the amount due shall be paid instead in cash by the Participant.

     15.5 Listing and Other Conditions.

     (a) As long as the Common Stock is listed on a national securities exchange or system sponsored by a national securities association, the issue of any shares of Common Stock pursuant to an Award shall be conditioned upon such shares being listed on such exchange or system. The Company shall have no obligation to issue such shares unless and until such shares are so listed, and the right to exercise any Option with respect to such shares shall be suspended until such listing has been effected.

     (b) If at any time counsel to the Company shall be of the opinion that any sale or delivery of shares of Common Stock pursuant to an Award is or may in the circumstances be unlawful or result in the imposition of excise taxes on the Company under the statutes, rules or regulations of any applicable jurisdiction, the Company shall have no obligation to make such sale or delivery, or to make any application or to effect or to maintain any qualification or registration under the Securities Act of 1933, as amended, or otherwise with respect to shares of Common Stock or Awards, and the right to exercise any Option shall be suspended until, in the opinion of said counsel, such sale or delivery shall be lawful or will not result in the imposition of excise taxes on the Company.

     (c) Upon termination of any period of suspension under this Section 15.5, any Award affected by such suspension which shall not then have expired or terminated shall be reinstated as to all shares available before such suspension and as to shares which would otherwise have become available during the period of such suspension, but no such suspension shall extend the term of any Option.

     15.6 Governing Law. This Plan shall be governed and construed in accordance with the laws of the State of Delaware (regardless of the law that might otherwise govern under applicable Delaware principles of conflict of laws).

     15.7 Construction. Wherever any words are used in this Plan in the masculine gender they shall be construed as though they were also used in the feminine gender in all cases where they would so apply, and wherever any words are used herein in the singular form they shall be construed as though they were also used in the plural form in all cases where they would so apply.

     15.8 Other Benefits. No Award payment under this Plan shall be deemed compensation for purposes of computing benefits under any retirement plan of the Company or its Affiliates nor affect any benefits under any other benefit plan now or subsequently in effect under which the availability or amount of benefits is related to the level of compensation.

     15.9 Costs. The Company shall bear all expenses included in administering this Plan, including expenses of issuing Common Stock pursuant to any Awards hereunder.

     15.10 No Right to Same Benefits. The provisions of Awards need not be the same with respect to each Participant, and such Awards to individual Participants need not be the same in subsequent years.

     15.11 Death/Disability. The Committee may in its discretion require the transferee of a Participant to supply it with written notice of the Participant’s death or Disability and to supply it with a copy of the will (in the case of the Participant’s death) or such other evidence as the Committee deems necessary to establish the validity of the transfer of an Award. The Committee may also require the agreement of the transferee to be bound by all of the terms and conditions of the Plan. If the Committee shall find, without any obligation or responsibility of any kind to do so, that any person to whom payment is payable under this Plan is unable to care for his or her affairs because of disability, illness or accident, any payment due may be paid to such person’s duly appointed legal representative in such manner and proportions as the Committee may determine, in it sole discretion. Any such payment shall be a complete discharge of the liabilities of the Committee and the Board under this Plan.

     15.12 Section 16(b) of the Exchange Act. All elections and transactions under the Plan by persons subject to Section 16 of the Exchange Act involving shares of Common Stock are intended to comply with any applicable exemptive condition under Rule 16b-3. The Committee may establish and adopt written administrative guidelines, designed to facilitate compliance with Section 16(b) of the Exchange Act, as it may deem necessary or proper for the administration and operation of the Plan and the transaction of business thereunder.

     15.13 Severability of Provisions. If any provision of the Plan shall be held invalid or unenforceable, such invalidity or unenforceability shall not affect any other provisions hereof, and the Plan shall be construed and enforced as if such provisions had not been included.

     15.14 Headings and Captions. The headings and captions herein are provided for reference and convenience only, shall not be considered part of the Plan, and shall not be employed in the construction of the Plan.

Article 16.
APPROVAL OF BOARD AND STOCKHOLDERS

     The Plan shall not be effective unless and until approved by the Board and, solely to the extent required by any applicable law (including without limitation, approval required under Rule 16b-3, Section 162(m) of the Code or Section 422 of the Code) or registration or stock exchange rule, approved by the stockholders of the Company in the manner set forth in such law, regulation or rule.

Article 17.
TERM OF PLAN

     No Award shall be granted pursuant to the Plan on or after April 16, 2018, but Awards granted prior to such date may, and the Committee’s authority to administer the terms of such Awards, extend beyond that date; provided, however, that no Award (other than a Stock Option or Stock Appreciation Right) that is intended to be “performance-based” under Section 162(m) of the Code shall be granted on or after the fifth anniversary of the stockholder approval of the Plan unless the Performance Goals set forth on Exhibit A are reapproved (or other designated performance goals are approved) by the stockholders no later than the first stockholder meeting that occurs in the fifth year following the year in which stockholders approve the Performance Goals set forth on Exhibit A.

Article 18.
NAME OF PLAN

     This Plan shall be known as the Celgene Corporation 2008 Stock Incentive Plan (formerly known as the 1998 Stock Incentive Plan, and, prior to April 23, 2003, as the 1998 Long-Term Incentive Plan).